UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-07083

Name of Fund:  BlackRock MuniYield Arizona Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
       Officer, BlackRock MuniYield Arizona Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 10/31/06

Date of reporting period: 11/01/05 - 10/31/06

Item 1 -   Report to Stockholders


ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES   FIXED INCOME   LIQUIDITY
REAL ESTATE


Annual Report

OCTOBER 31, 2006


(BLACKROCK logo)


BlackRock MuniYield Arizona Fund, Inc.
BlackRock MuniYield California Fund, Inc.
BlackRock MuniYield California Insured Fund, Inc.
BlackRock MuniYield Florida Fund
BlackRock MuniYield Michigan Insured Fund II, Inc.
BlackRock MuniYield New York Insured Fund, Inc.


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE


These reports, including the financial information herein, are transmitted to shareholders of BlackRock MuniYield Arizona Fund, Inc., BlackRock MuniYield California Fund, Inc., BlackRock MuniYield California Insured Fund, Inc., BlackRock MuniYield Florida Fund, BlackRock MuniYield Michigan Insured Fund II, Inc. and BlackRock MuniYield New York Insured Fund, Inc. for their information. This is not a prospectus. Past performance results shown in these reports should not be considered a representation of future performance. The Funds have leveraged their Common Shares/Stock and intend to remain leveraged by issuing Preferred Shares/Stock to provide the Common Shareholders/Common Stock shareholders with potentially higher rates of return. Leverage creates risks for Common Shareholders/Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Shares/Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares/Stock may affect the yield to Common Shareholders/ Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Funds vote proxies relating to securities held in the Funds' portfolios during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com; and
(2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


(GO PAPERLESS...logo)
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BlackRock MuniYield Arizona Fund, Inc.
BlackRock MuniYield California Fund, Inc.
BlackRock MuniYield California Insured Fund, Inc.
BlackRock MuniYield Florida Fund
BlackRock MuniYield Michigan Insured Fund II, Inc.
BlackRock MuniYield New York Insured Fund, Inc.


Important Tax Information


All of the net investment income distributions paid by BlackRock MuniYield Arizona Fund, Inc., BlackRock MuniYield California Fund, Inc., BlackRock MuniYield California Insured Fund, Inc., BlackRock MuniYield Florida Fund, BlackRock MuniYield Michigan Insured Fund II, Inc. and BlackRock MuniYield New York Insured Fund, Inc. during the taxable year ended October 31, 2006 qualify as tax-exempt interest dividends for federal income tax purposes.

Additionally, the following summarizes the taxable per share distributions paid by BlackRock MuniYield Arizona Fund, Inc. during the year:



                                         Payable              Long-Term
                                           Date             Capital Gains

Common Stock Shareholders               12/29/2005            $0.116480

Preferred Shareholders:

       Series A                         11/17/2005              $20.62
                                        11/25/2005              $24.46
                                        12/01/2005              $19.56

       Series B                         11/15/2005              $19.83
                                        11/22/2005              $20.62
                                        11/29/2005              $22.19
                                        12/06/2005              $ 2.82

       Series C                         12/19/2005              $13.88



Swap Agreements


The Funds may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom each Fund has entered into a swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.



Announcement of Annual Stockholders Meeting


Each Fund has determined that its annual stockholders meeting originally scheduled to be held in April 2007 will be postponed until, and will be held in, June 2007. Proposals of stockholders intended to be presented at the meeting must be received by each Fund by February 15, 2007 for inclusion in the Fund's proxy statement and form of proxy for that meeting. The persons named as proxies in the proxy materials for each Fund's 2007 annual meeting of stockholders may exercise discretionary authority with respect to any stockholder proposal presented at such meeting if written notice of such proposal has not been received by the Funds by April 1, 2007. Written proposals and notices should be sent to the Secretary of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.



ANNUAL REPORTS                                                 OCTOBER 31, 2006



A Letter to Shareholders


Dear Shareholder

Ten months into 2006, we are able to say it has been an interesting year for investors. After a volatile start and far-reaching mid-year correction, the financial markets regained some positive momentum through late summer and fall. For the six- and 12-month periods ended October 31, 2006, most major market indexes managed to post positive returns:


Total Returns as of October 31, 2006                                   6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                             +6.11%         +16.34%
Small cap U.S. equities (Russell 2000 Index)                            +0.90          +19.98
International equities (MSCI Europe, Australasia, Far East Index)       +3.77          +27.52
Fixed income (Lehman Brothers Aggregate Bond Index)                     +4.60          + 5.19
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          +4.12          + 5.75
High yield bonds (Credit Suisse High Yield Index)                       +4.66          +10.29


The Federal Reserve Board (the Fed), after raising the target short-term interest rate 17 times between June 2004 and June 2006, finally opted to pause on August 8, 2006. This left the federal funds rate at 5.25%, where it remained through the September and October Fed meetings. In interrupting its two-year rate-hiking campaign, the Fed acknowledged that economic growth is slowing, led by softness in the housing market. However, the central bankers continue to take a cautionary position on inflation, despite a decline in energy prices in recent months. At the time of this writing, the price of oil had settled into the $60-per-barrel range after reaching nearly $78 per barrel earlier in the year.

Notwithstanding the mid-year correction, equity markets generally found support in solid corporate earnings reports in the first three quarters of the year. Overall corporate health, including strong company balance sheets, helped to sustain robust dividend-distribution, share-buyback and merger-and-acquisition activity. Many international equity markets fared equally well or better, thanks in part to higher economic growth rates and low inflation.

In the U.S. bond market, prices declined for much of the year as investors focused on decent economic activity and inflation concerns. Bond prices began to improve in late June as the economy showed signs of weakening and inflation pressures subsided. Notably, the Treasury curve inverted periodically, a phenomenon typically associated with periods of economic weakness. At the end of October, the one-month Treasury bill offered the highest yield on the curve at 5.18%, while the 30-year Treasury bond had a yield of 4.72%.

Amid the uncertainty inherent in the financial markets, we encourage you to review your goals periodically with your financial professional and to make portfolio changes, as needed. For additional insight and timely "food for thought" for investors, we also invite you to visit Shareholder magazine at www.blackrock.com/shareholdermagazine. We are pleased to make our investor-friendly magazine available to you online. We thank you for trusting BlackRock with your investment assets, and we look forward to continuing to serve your investment needs.


Sincerely,


(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director/Trustee



ANNUAL REPORTS                                                 OCTOBER 31, 2006



A Discussion With Your Funds' Portfolio Managers


The Funds continued to focus on the dual goals of providing a generous current income accrual and muting price volatility, while maintaining a high degree of credit quality within each portfolio.


Describe the recent market environment relative to municipal bonds.

Supported by a positive technical backdrop, municipal bonds managed to significantly outperform their taxable counterparts for the 12-month period ended October 31, 2006. Despite considerable volatility, taxable bond yields were little changed over the past year. Tax-exempt bonds, in the meantime, saw their yields decline (as prices, which move opposite of yields, rose).

For much of the first half of the fiscal period, longer-maturity U.S. Treasury bond yields rose (and prices declined) as investors focused on strong U.S. economic activity and inflationary concerns triggered by rising oil prices. By mid-May 2006, the yield on 30-year U.S. Treasury bonds had risen more than 70 basis points (.70%) to 5.31%. Bond prices began to improve in late June as economic activity weakened and inflationary pressures subsided. Bond price improvement accelerated after the Federal Reserve Board (the Fed) refrained from raising the target interest rate at its August 8 meeting, a move that came after 17 consecutive interest rate hikes since June 2004. Recent declines in oil prices, and especially gasoline prices, helped to reverse earlier inflationary concerns and support higher bond prices. Over the 12-month period, 30-year U.S. Treasury bond yields fell four basis points to 4.72%, while 10-year Treasury yields rose four basis points to 4.61%.

Meanwhile, the municipal bond market found support in declining new-issue volume and increasing investor demand. As reported by Municipal Market Data, yields on AAA-rated municipal issues maturing in 30 years declined 52 basis points to 4.07% over the past 12 months. Shorter maturities experienced smaller yield declines, with yields on AAA-rated municipal issues maturing in 10 years falling 28 basis points to 3.64%.

Demand for municipal product by retail and institutional investors has remained very strong despite the recent decline in bond yields. The strong demand is reflected in continued flows into long-term, tax-exempt mutual funds. As reported by the Investment Company Institute, long-term municipal bond funds saw net new cash inflows of more than $1.3 billion during September 2006, a material increase from $344 million in July and $283 million in June. During the first nine months of 2006, long-term tax-exempt bond funds had net new cash flows of over $9.6 billion, a 43% increase compared to the same period a year earlier. Recent weekly fund flows, reported by AMG Data, averaged
$416 million in October 2006, well above the July average of $247 million and the year-to-date weekly average of $315 million.

Also supporting municipal bond price improvement has been a decline in new issuance. In the first 10 months of 2006, more than $295 billion in new long-term municipal bonds was underwritten, a decline of over 12.5% versus the same period a year ago. Notably, after declining for much of the year, refunding activity increased slightly in October as the lower interest rate environment sparked an increase in refinancing activity. On a year-to-date basis, however, refunding activity has declined over 50% relative to last year's refunding issuance.

Looking ahead, the positive technical framework in the municipal marketplace suggests that the tax-exempt market should continue to perform well. New supply is expected to remain manageable and tax-exempt bond yield ratios remain in their recent range of 86% - 89% of comparable long-term U.S. Treasury yields, well within their recent historic norms. These ratios argue for continued strong demand from non-traditional, arbitrage-related accounts, which continue to be attracted to the municipal bond market given its relatively steep yield curve. Taken together, these factors suggest that the municipal market is poised to continue to perform well as we approach year-end.


BlackRock MuniYield Arizona Fund, Inc.


Describe conditions in the State of Arizona.

The state's fiscal year 2007 budget was signed by Governor Janet Napolitano on June 21. At slightly less than $10 billion, budgeted expenditures are nearly 11% more than in the previous year. The budget projects a General Fund surplus of $69.1 million, not including one-time revenues and expenditures. The final package includes $370 million in income- and property-tax relief, significantly larger than the governor's original proposal of $100 million. This represents the largest tax-cut package in Arizona history and was the source of contentious debate, as the governor and the legislature explored options for responding to the state's growing surpluses in recent years. The final budget also applies $100 million toward pay raises for teachers, a $1.9 billion package to strengthen border security, and allocates monies to the budget stabilization fund.



ANNUAL REPORTS                                                 OCTOBER 31, 2006



For the first two months of fiscal year 2007, major categories of revenues continued their pattern of growth, with sales and income taxes increasing 5.8% and 7.5%, respectively. Although this is solid growth, it does represent a slowdown from last year. In addition, revenue collections for this time period came in $5.8 million below budget. More data is needed to determine whether this lower rate of growth is a persistent trend. Even if this slowing trend does continue, we would expect the Arizona economy to continue to experience moderate growth.

In early October, the Goodyear City Council unanimously approved a contract with the Cleveland Indians that calls for the baseball team to move spring training to a new bond-financed facility in 2010. Plans call for the Arizona Sports and Tourism Authority, which had previously issued debt to finance the new Arizona Cardinals stadium and other baseball spring training facilities, to finance two-thirds of the cost, with the city issuing bonds for the remainder. The amount and terms of the bonds have not been finalized.


How did the Fund perform during the fiscal year?

For the 12-month period ended October 31, 2006, the Common Stock of BlackRock MuniYield Arizona Fund, Inc. (formerly MuniYield Arizona Fund, Inc.) had net annualized yields of 5.40% and 5.30%, based on a year-end per share net asset value of $14.53 and a per share market price of $14.79, respectively, and $.784 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +7.47%, based on a change in per share net asset value from $14.39 to $14.53, and assuming reinvestment of all distributions.

We maintained a fully invested position throughout the year, which allowed the Fund to provide shareholders with an above-average yield and to take full advantage of the bond market rally that ensued once the Fed stopped raising interest rates, thereby enhancing total return as well. Also contributing to the Fund's results was our exposure to lower-quality, higher-yielding credits, which were among the market's top performers, particularly in the second half of the year. Most notably, our position in uninsured municipal debt issued by Puerto Rico performed very well after the commonwealth announced in early July that it would impose its first sales tax in an effort to generate revenue to close its budget shortfall. Puerto Rico issues are tax-exempt in all 50 states, and we are attracted to them for their relatively attractive yields, liquidity and diversification benefits, a particularly important consideration in a single-state portfolio.

For the six-month period ended October 31, 2006, the total investment return on the Fund's Common Stock was +5.63%, based on a change in per share net asset value from $14.12 to $14.53, and assuming reinvestment of all distributions.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the American Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

Municipal bonds fared quite well during the year, supported by low new issuance, healthy investor demand and strong performance relative to the taxable bond market. We did not make significant changes to the portfolio's composition or our investment strategy during the fiscal period. As always, we focused on our dual goals of muting price volatility in the portfolio while also generating a generous income accrual for our shareholders. We felt this was accomplished through the Fund's current structure and found little incentive to make significant changes.

In Arizona, new municipal bond issuance was down nearly 50% compared to the same 12 months a year ago. Given the limited supply in the market, and the generally low coupons available on new issues, there were few compelling opportunities to restructure the portfolio. For the most part, we found that most of the securities held in the portfolio have higher yields than those currently available in the market. Having said that, we did take advantage of a limited number of small, higher-yielding issues that came to market. These bonds performed well as credit spreads (versus higher-quality issues of comparable maturity) tightened.



ANNUAL REPORTS                                                 OCTOBER 31, 2006



A Discussion With Your Funds' Portfolio Managers (continued)


Overall, we maintained a fairly neutral duration profile for most of the period and a fully invested stance. Both of these factors aided performance, particularly as the bond markets embarked on a strong rally in the final three months of the period.

For the six-month period ended October 31, 2006, the Fund's Auction Market Preferred Stock had an average yield of 3.20% for Series A, 3.22% for Series B and 3.29% for Series C. The Fed raised short-term interest rates six times during the 12-month period, but opted to keep the target rate on hold at 5.25% in August, September and October 2006. As such, the Fund's borrowing costs began to stabilize and even move slightly lower late in the period. Despite the Fed's interest rate increases during the period, the municipal yield curve remained positively sloped and continued to generate an income benefit to the Common Stock shareholder from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 71 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

We remained fully invested at period-end and fairly neutral with respect to interest rate risk. The bond market has come a long way in recent months, despite some uncertain rhetoric from the Fed. The central bankers acknowledge that the economy is slowing, led by a sharp deceleration in housing, but continue to take a cautionary tone on inflation. Against this backdrop, we believe a neutral stance is appropriate. We will look to sell into strength as the market presents opportunities, particularly at the longer end of the curve. We also continue to explore opportunities back down the curve in the 15-year - 20-year range. We have found that we can move five years - 10 years down the curve without sacrificing a significant amount of yield. Given the degree of yield-curve flattening that has occurred over the course of the Fed's interest rate-hiking campaign, we believe this maturity range could perform well in the future.

Finally, while we generally work within the municipal cash marketplace, we may employ hedging strategies in some cases to achieve our duration targets without disturbing the structure of the portfolio. We believe this is a prudent option given the lack of available supply and relatively low yields currently available in the municipal market, allowing us to target our desired duration without giving up attractively structured bonds that contribute meaningfully to the Fund's distribution rate. In keeping with our underlying investment goals, such strategies will be employed within the broader framework of muting price volatility and enhancing current income for our shareholders.


BlackRock MuniYield California Fund, Inc.


Describe conditions in the State of California.

The State of California's financial climate continues to benefit from the overall U.S. economic up-tick, resulting in a sizable budgetary cash position compared to the deficits experienced in past years. The fiscal year 2007 budget was adopted on time for the first time in a number of years, due in part to a recent surge in revenues. Still, the budget includes substantial spending growth and the overall structural deficit remains, which will limit further rating improvements for the state's general obligation bonds.

News for the second half of the reporting period was dominated by the gubernatorial election between incumbent Arnold Schwarzenegger and current state treasurer, Phil Angelides. The governor's race produced several new budgetary suggestions, however, there is likely to be very little budgetary action in reelected Governor Schwarzenegger's next term. Residents also had the opportunity to vote on $43 billion of state bonding measures and $10 billion in local measures during the November election. All of the state bonding measures were passed by voters, which will result in a wealth of new issues coming to market. While we certainly recognize California's improved financial condition given its large and diverse economic base, it is important to note that the state relies on an extremely volatile revenue stream to bear the burden of its increasing debt levels.


How did the Fund perform during the fiscal year?

For the 12-month period ended October 31, 2006, the Common Stock of BlackRock MuniYield California Fund, Inc. (formerly MuniYield California Fund, Inc.) had net annualized yields of 4.57% and 4.93%, based on a year-end per share net asset value of $15.11 and a per share market price of $14.00, respectively, and $.690 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +8.03%, based on a change in per share net asset value from $14.73 to $15.11, and assuming reinvestment of all distributions.



ANNUAL REPORTS                                                 OCTOBER 31, 2006



The Fund's total return, based on net asset value, slightly lagged the +8.24% average return of its comparable Lipper category of California Municipal Debt Funds for the 12-month period. (Funds in this Lipper category invest primarily in municipal debt issues exempt from taxation in the State of California.) The underperformance was partially attributable to the Fund's relatively short duration in the first half of the fiscal period. Because bond prices fall as their yields rise, we had assumed this posture in an effort to achieve some price stability for the portfolio in the face of rising interest rates. As bond prices began improving during the last six months of the period, portfolio activity was aimed at moving to a relatively neutral duration posture, which was achieved by period-end. In addition, we maintained an underweight exposure to lower-rated credits. This sector outperformed the broader market during the period as investors sought out higher yields, and the under-representation in the portfolio detracted from relative results.

For the six-month period ended October 31, 2006, the total investment return on the Fund's Common Stock was +5.78%, based on a change in per share net asset value from $14.65 to $15.11, and assuming reinvestment of all distributions.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

Much of the activity over the past 12 months was aimed at improving the Fund's total return. Municipal issuance was uncharacteristically light during the period, particularly after a record-setting level of new issuance in calendar year 2005. Although the dearth in supply somewhat limited our ability to restructure the portfolio, we were able to achieve our goal of moving the Fund to a more neutral posture with respect to relative interest rate exposure. This was consistent with the recommendation of our internal Municipal Investment Committee. We also were able to capitalize on market movements by making purchases when bond yields reached the peak of their trading range for the period (that is, prices were down), and then selectively selling a portion of these issues after bond prices had rallied toward the end of the third quarter of 2006.

The Fund continued to be challenged by the need to reinvest the proceeds from bonds that were called early by their issuers. In order to take advantage of the relatively steep municipal yield curve, we attempted to bolster the yield distribution to shareholders by increasing the portion of Fund assets committed to inverse floating-rate product (a bond or other type of debt instrument whose coupon rate has an inverse relationship to short-term interest rates). We favored this method of yield enhancement over the purchase of lower-rated credits, whose yield spreads versus higher-quality issues of comparable maturity were already at historically tight levels and continued to tighten further throughout the fiscal period.

For the six-month period ended October 31, 2006, the Fund's Auction Market Preferred Stock had average yields of 3.27% for Series A, 3.21% for Series B, 3.26% for Series C and 3.12% for Series D. The Fed raised short-term interest rates six times during the 12-month reporting period, but opted to keep the target rate on hold at 5.25% in August, September and October 2006. As such, the Fund's borrowing costs began to stabilize and even move slightly lower late in the period. Despite the Fed's interest rate increases during the period, the municipal yield curve remained positively sloped and continued to generate an income benefit to the Common Stock shareholder from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 71 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

The Fund ended the period with a neutral duration posture relative to its California municipal bond fund peers. However, in the new fiscal year we will be looking for improvements in bond prices as opportunities to resume a below-benchmark duration. At the same time, we remain committed to protecting the Fund's net asset value and will continue to address the income distribution potential of the portfolio through the use of inverse floating-rate product.



ANNUAL REPORTS                                                 OCTOBER 31, 2006



A Discussion With Your Funds' Portfolio Managers (continued)


Tight credit spreads discourage us from participating actively in the lower-quality portion of the market, as we see little relative value from a risk/ reward standpoint at this time. Consequently, we ended the period with a very high-quality portfolio - with 85% of the Fund's net assets rated AA or higher and 82% rated AAA.


BlackRock MuniYield California Insured Fund, Inc.


Describe conditions in the State of California.

The State of California's financial climate continues to benefit from the overall U.S. economic up-tick, resulting in a sizable budgetary cash position compared to the deficits experienced in past years. The fiscal year 2007 budget was adopted on time for the first time in a number of years, due in part to a recent surge in revenues. Still, the budget includes substantial spending growth and the overall structural deficit remains, which will limit further rating improvements for the state's general obligation bonds.

News for the second half of the reporting period was dominated by the gubernatorial election between incumbent Arnold Schwarzenegger and current state treasurer, Phil Angelides. The governor's race produced several new budgetary suggestions; however, there is likely to be very little budgetary action in reelected Governor Schwarzenegger's next term. Residents also had the opportunity to vote on $43 billion of state bonding measures and $10 billion in local measures during the November election. All of the state bonding measures were passed by voters, which will result in a wealth of new issues coming to market. While we certainly recognize California's improved financial condition given its large and diverse economic base, it is important to note that the state relies on an extremely volatile revenue stream to bear the burden of its increasing debt levels.


How did the Fund perform during the fiscal year?

For the 12-month period ended October 31, 2006, the Common Stock of BlackRock MuniYield California Insured Fund, Inc. (formerly MuniYield California Insured Fund, Inc.) had net annualized yields of 5.19% and 5.35%, based on a year-end per share net asset value of $15.09 and a per share market price of $14.64, respectively, and $.783 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +7.57%, based on a change in per share net asset value from $14.82 to $15.09, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, lagged the +7.78% average return of its comparable Lipper category of California Insured Municipal Debt Funds for the 12-month period. (Funds in this Lipper category invest primarily in municipal debt issues exempt from taxation in the State of California and insured as to timely payment.) For some time, our investment strategy has been focused on achieving a high level of current income for our shareholders. This has been achieved through maintaining an above-average coupon accrual, which has allowed the Fund to provide a highly competitive yield. On a total return basis, the underperformance for the period was partially attributable to the Fund's relatively short duration. Because bond prices fall as their yields rise, we had assumed this short duration posture in an effort to achieve some price stability for the portfolio in the face of rising interest rates. In addition, we maintained an underweight exposure to lower-rated credits. This sector outperformed the broader market during the period as investors sought out higher yields, and the under-representation in the portfolio detracted from relative results.

For the six-month period ended October 31, 2006, the total investment return on the Fund's Common Stock was +5.62%, based on a change in per share net asset value from $14.66 to $15.09, and assuming reinvestment of all distributions.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.



ANNUAL REPORTS                                                 OCTOBER 31, 2006



What changes were made to the portfolio during the period?

Municipal issuance was uncharacteristically light during the period, particularly after a record-setting level of new issuance in calendar year 2005. The dearth in supply limited our ability to significantly restructure the portfolio. Instead, our efforts were concentrated on moving the Fund closer to a more neutral posture with respect to relative interest rate exposure, consistent with the recommendation of our internal Municipal Investment Committee. We were able to achieve a market-neutral duration posture by purchasing a limited amount of longer-maturity bonds as interest rates increased, effectively extending the Fund's duration. These purchases were financed through the sale of prerefunded bonds with shorter maturities.

Our efforts to maintain a satisfactory yield distribution to shareholders during the period were increasingly hampered by older dated bonds being called early by their issuers. Reinvesting the proceeds from these bond redemptions has been extremely challenging given the low availability of insured bonds in the market and historically tight credit quality spreads. Over the fiscal year, we increased the portion of Fund assets committed to inverse floating-rate product (a bond or other type of debt instrument whose coupon rate has an inverse relationship to short-term interest rates) as appropriately structured securities became available. We prefer a higher-quality asset mix in such an environment, and at period-end 96.6% of Fund assets were rated AAA with bond insurance.

For the six-month period ended October 31, 2006, the Fund's Auction Market Preferred Stock had average yields of 3.19% for Series A, 3.09% for Series B, 3.11% for Series C, 3.26% for Series D, 3.08% for Series E and 3.22% for Series F. The Fed raised short-term interest rates six times during the 12-month period, but opted to keep the target rate on hold at 5.25% in August, September and October 2006. As such, the Fund's borrowing costs began to stabilize and even move slightly lower late in the period. Despite the Fed's interest rate increases during the period, the municipal yield curve remained positively sloped and continued to generate an income benefit to the Common Stock shareholder from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 71 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

The Fund ended the period with a neutral duration posture relative to its California insured municipal bond fund peers. However, in the new fiscal year we will be looking for improvements in bond prices as opportunities to resume a more defensive position. We remain committed to protecting the Fund's net asset value and will attempt to improve the Fund's ability to add to its dividend reserve. The Fund currently holds a 2% cash equivalent reserve that is available for investment when attractively structured and priced securities become available. Tight credit spreads discourage us from participating actively in the lower-quality portion of the market, as we see little relative value from a risk/reward standpoint at this time. Consequently, we ended the period with a very high-quality portfolio.


BlackRock MuniYield Florida Fund


Describe conditions in the State of Florida.

Florida maintains credit ratings of Aa1, AAA and AA+ from Moody's, Standard & Poor's and Fitch, respectively. The state's consistently strong financial performance has been the result of a robust service-oriented economy, prudent budget decisions and a moderate debt profile. Florida's budget for fiscal year 2007 grew 7% to $74 billion and reflects continued spending constraints, conservative revenue projections and additional deposits to the state's reserve funds. Florida has adhered to strict budget guidelines in recent history and we expect that trend to continue, as many of the state's budget practices have been made into law.

Solid economic growth has allowed the state to build revenue reserves to an estimated $8 billion and to offer its residents some tax relief in the form of tax credits, tax-free shopping days and the repeal of the intangible tax. Overall sales tax growth, which has averaged over 8% per year in recent history, should be sufficient to cover any revenue losses associated with the repeal of the intangible tax, although no new revenue streams have been created. Spending at the state level remains dominated by education, with over 50% of the budget dedicated to primary and secondary education needs. The state also faces significant additional spending requirements as a result of the recent Class Size Initiative and an overall desire to increase the quality of public education in Florida. In addition to education, we expect that population growth will increase demand on the government to provide more monies for transportation, public safety, health services and emergency relief.



ANNUAL REPORTS                                                 OCTOBER 31, 2006



A Discussion With Your Funds' Portfolio Managers (continued)


Overall, Florida's economy continues to outperform on both a national and regional basis. Job creation has surpassed the national average, leading to low unemployment and rising personal incomes. The most recent data reflects an unemployment rate of 3.2%, compared to a national average of 4.4%. These trends, coupled with a relatively low cost of living, have encouraged migration into Florida and led to a more diversified demographic base. Although the demands of a growing population will put pressure on the state's finances, we continue to believe that Florida is well-positioned given its financial flexibility and record of proactive management.


How did the Fund perform during the fiscal year?

For the 12-month period ended October 31, 2006, the Common Shares of BlackRock MuniYield Florida Fund (formerly MuniYield Florida Fund) had net annualized yields of 5.27% and 5.55%, based on a year-end per share net asset value of $15.11 and a per share market price of $14.35, respectively, and $.796 per share income dividends. Over the same period, the total investment return on the Fund's Common Shares was +7.24%, based on a change in per share net asset value from $14.91 to $15.11, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, outpaced the +7% average return of the Lipper Florida Municipal Debt Funds category for the 12-month period. (Funds in this Lipper category limit their investment to those securities exempt from taxation in the state of Florida.) Performance reflected a continuation of the trends discussed in our semi-annual report to shareholders. Specifically, the Fund benefited from our emphasis on longer-dated issues, which continued to outperform as the yield curve flattened, particularly in the first half of the fiscal year. Also contributing positively was our exposure to higher-yielding uninsured credits, which outperformed the broader market as investors searched for yield in the low interest rate environment. Finally, the portfolio held some bonds that had been advance refunded, which leads to strong price appreciation for these credits and has benefited the Fund's total return.

These positives were offset somewhat by our exposure, in the form of prerefunded bonds, to the intermediate part of the yield curve. This sector continued to underperform as the curve flattened, although we retained many of these bonds given their high acquisition yields and corresponding contribution to the Fund's income stream. In addition, the Fund is precluded from investing in non-investment grade municipal credits, which was somewhat of a disadvantage relative to our Lipper peers as the lowest-quality bonds outperformed.

For the six-month period ended October 31, 2006, the total investment return on the Fund's Common Shares was +5.03%, based on a change in per share net asset value from $14.79 to $15.11, and assuming reinvestment of all distributions.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Shares (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Shares can vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

For most of the year, we generally focused on premium-coupon bonds in the 20-year - 25-year maturity range whenever they became available. This was consistent with our goal of increasing the income provided to shareholders and muting the Fund's net asset value volatility, particularly as the yield curve flattened. However, as the year progressed, we began to see some opportunity in the 10-year - 20-year area of the curve. This maturity range had suffered most under the weight of the Fed's interest rate hikes and, we believe, could be poised for strong relative performance as the yield curve resteepens.

Issuance of Florida municipal bonds increased approximately 41% during the period compared to the same 12 months a year ago. However, as has been the case for some time, few new issues met our desired investment characteristics. Much of the supply came in the form of refinancings, and the majority of the new issues offered coupons below 5%. In general, the cost of obtaining 5.25% coupons in the new-issue market remained prohibitive. Importantly, we remained fully invested throughout the year in order to augment yield.



ANNUAL REPORTS                                                 OCTOBER 31, 2006



For the six-month period ended October 31, 2006, the Fund's Auction Market Preferred Shares had average yields of 3.47% for Series A, 3.42% for Series B and 3.40% for Series C. The Fed raised short-term interest rates six times during the 12-month reporting period, but opted to keep the target rate on hold at 5.25% in August, September and October 2006. As such, the Fund's borrowing costs began to stabilize and even move slightly lower late in the period. Despite the rate increases during the period, the tax-exempt yield curve maintained a positive slope, allowing us to borrow at a lower rate than where we invest. This continued to generate an income benefit to the holders of Common Shares from the leveraging of Preferred Shares. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Shares. (For a more complete explanation of the benefits and risks of leveraging, see page 71 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

We would characterize the Fund's position as fairly neutral in terms of interest rate risk. We are continuing in our efforts to increase the Fund's exposure to bonds with maturities in the 10-year - 20-year range. At the same time, to enhance yield, we are looking to add some 20-year - 30-year bonds with coupons in the area of 5.25%, without paying a premium to the AAA scale.

Although the Fed paused in its interest rate-hiking campaign, leaving the federal funds rate unchanged at 5.25%, the central bank has indicated that it will continue to look to the economic and inflationary data for signposts in determining future monetary policy. As such, we would expect the U.S. equity and bond markets to remain volatile as investors continue to anticipate and react to economic data and Fed actions. Against this backdrop, we will continue to maintain a fully invested portfolio and intend to use periods of volatility to pursue higher-coupon bonds whenever they are attractively priced.


BlackRock MuniYield Michigan Insured Fund II, Inc.


Describe conditions in the State of Michigan.

The State of Michigan maintained credit ratings of Aa2, AA and AA from Moody's, Standard & Poor's and Fitch, respectively. Troubles in the automotive sector (in particular, at General Motors/Delphi) have caused stagnant revenue growth that could be indicative of a more structural or long-term economic problem. These lingering concerns triggered two rating downgrades during the annual period. Fitch assigned a negative rating outlook to the state in mid-April, and Standard & Poor's followed suit in August. Without marked fiscal improvements, further rating downgrades are possible in 2006 or 2007.

The key to future ratings actions remains the performance of the state's economy, which continues to lag national trends as well as that of the Great Lakes region. State employment continued to descend in fiscal year 2006, albeit at a slower pace when compared to the previous five years. Future job cuts in the automotive industry threaten to further undermine revenue collections, and could result in additional state aid commitments. Compounding that, the legislature's repeal of the single-business income tax is expected to cost the state $1.9 billion annually beginning in fiscal year 2009, and will likely produce significant structural deficits. To maintain current rating levels will require employment stability and continued budget balancing.


How did the Fund perform during the fiscal year?

For the 12-month period ended October 31, 2006, the Common Stock of BlackRock MuniYield Michigan Insured Fund II, Inc. (formerly MuniYield Michigan Insured Fund II, Inc.) had net annualized yields of 5.21% and 5.44%, based on a year-end per share net asset value of $14.60 and a per share market price of $13.97, respectively, and $.760 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +6.09%, based on a change in per share net asset value from $14.54 to $14.60, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, lagged the +7.46% average return of the Lipper Michigan Municipal Debt Funds category for the 12-month period. (Funds in this Lipper category limit their investment to securities exempt from taxation in Michigan or a city in Michigan.) As an insured fund, at least 80% of the Fund's holdings must be insured or rated AAA. This above-average credit quality profile put the Fund at a disadvantage relative to some of its more aggressive peers, as lower-rated issues experienced consistently strong price appreciation through-out the period. We also had retained some seasoned, higher-couponed issues with maturities and call features that became very responsive to yield movements in the intermediate maturity sector, and this detracted from performance as the municipal yield curve flattened and the intermediate sector underperformed. Nevertheless, these bonds came with attractive book yields and contributed meaningfully to the Fund's distribution rate. We chose to maintain our positions given that the sale of these bonds would likely result in both material capital gain distributions and an overall reduction in the Fund's level of coupon income. As a result, the Fund ended the fiscal year with one of the highest distribution yields among its peers.



ANNUAL REPORTS                                                 OCTOBER 31, 2006



A Discussion With Your Funds' Portfolio Managers (continued)


For the six-month period ended October 31, 2006, the total investment return on the Fund's Common Stock was +4.76%, based on a change in per share net asset value from $14.31 to $14.60, and assuming reinvestment of all distributions.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

A decline in new-issue volume, coupled with low nominal bond yields, offered limited trading opportunities throughout the reporting period. During the past year, $10.53 billion in Michigan municipal bonds was underwritten, a decline of more than 26% versus the same 12 months a year ago. This compared to the national average decline in issuance of 6.8%.

For the most part, recent purchases have focused on AA-rated and A-rated hospital revenue bonds, which offered good value given their incremental yield and significant market liquidity. The Fund's credit quality profile remained largely unchanged during the period, with 84% of net assets rated AAA.

For the six-month period ended October 31, 2006, the Fund's Auction Market Preferred Stock had average yields of 3.28% for Series A, 3.38% for Series B and 3.33% for Series C. The Fed raised short-term interest rates six times during the 12-month reporting period, but opted to keep the target rate on hold at 5.25% in August, September and October 2006. As such, the Fund's borrowing costs began to stabilize and even move slightly lower late in the period. Despite the Fed's interest rate increases during the period, the municipal yield curve remained positively sloped and continued to generate an income benefit to the Common Stock shareholder from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 71 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

The Fund ended the annual period in a slightly defensive position, as current yield levels appear to be lower than economic and inflation fundamentals alone would support. Ongoing positive technical factors - in particular the significant amount of excess liquidity-driven demand seen in recent months - prevent taking a more defensive duration posture.

We will continue to monitor economic trends, notably employment and housing, to ensure the Fund's current structure is appropriate. Future portfolio activity is expected to support our ongoing efforts to enhance shareholder income and maintain the Fund's higher-than-average distribution yield.


BlackRock MuniYield New York Insured Fund, Inc.


Discuss conditions in the State of New York.

In December 2005, credit-rating agency Moody's upgraded New York's rating to Aa3, the state's highest rating from Moody's since 1975. Standard & Poor's and Fitch have maintained ratings of AA and AA-, respectively, and all three agencies assign a stable outlook to the state's ratings.

New York State finalized its 2006-2007 budget on April 26. The $112.5 billion budget kept most of Governor George Pataki's proposals intact, including about $850 million in tax cuts and the allocation of almost $2 billion from the 2006 fiscal year surplus toward out-year gaps. In compliance with a court order on school funding, the budget also includes $700 million in school operating aid. It is unclear whether this amount, as well as additional capital grants and bonding authority to New York City, will be sufficient in meeting the court mandate. On October 30, state officials released the mid-year update to the 2006-2007 financial plan, which reflected changes made by the legislature and governor since the budget was enacted. The update continues to reflect increased property tax rebates, a cap on gasoline taxes, and deferral of certain Medicaid cost-containment rules that will be paid for with stabilization reserve monies. Notably, however, the fiscal year 2007-2008 and 2008-2009 out-year gaps have been reduced to $2.4 billion and $4.5 billion, respectively, from $3.2 billion and $5.4 billion, respectively. These reductions are due mainly to higher forecasted personal income tax receipts, particularly from securities industry profits, and lower Medicaid costs than originally projected.



ANNUAL REPORTS                                                 OCTOBER 31, 2006



The state's September 2006 employment numbers show a 0.8% increase from September 2005 levels. New York continues to rank fifth-highest among all states in per capita income.


How did the Fund perform during the fiscal year?

For the 12-month period ended October 31, 2006, the Common Stock of BlackRock MuniYield New York Insured Fund, Inc. (formerly MuniYield New York Insured Fund, Inc.) had net annualized yields of 5.24% and 5.35%, based on a year-end per share net asset value of $14.40 and a per share market price of $14.10, respectively, and $.755 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +6.71%, based on a change in per share net asset value from $14.26 to $14.40, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, lagged the +7.09% average return of the Lipper New York Insured Municipal Debt Funds category for the 12-month period. (Funds in this Lipper category invest primarily in securities exempt from taxation in New York and insured as to timely payment.) However, the Fund provided an above-average distribution rate relative to its Lipper peers, reflecting our efforts to enhance tax-exempt income for shareholders.

Detracting from the Fund's total return for much of the period was our slightly long duration profile. We entered the fiscal year with a slightly long duration in expectation that the Fed would stop raising interest rates sooner than it actually did. (Duration is a measure of interest rate sensitivity. A shorter duration means less sensitivity to interest rate moves, and vice versa.) Although the Fed tightened more than we anticipated, Fund performance improved since the central bank's initial pause on August 8. The Fed left the target rate unchanged again in September and October, setting the stage for a relatively static interest rate environment in the near-term, a scenario in which higher-yielding bonds are an advantage. Also detracting from performance were bond calls that occurred during the period, causing the portfolio to lose some of its high-coupon holdings prior to maturity.

Fund performance benefited from our positions in some out-of-favor credits, including discount bonds. As the public grew more comfortable with the idea that the Fed had finished its current tightening cycle, we saw renewed retail interest in the market. The retail buyer tends to like discount or current-coupon bonds and, therefore, we began to see these types of holdings outperform on both a yield and total return basis.

For the six-month period ended October 31, 2006, the total investment return on the Fund's Common Stock was +5.45%, based on a change in per share net asset value from $14.02 to $14.40, and assuming reinvestment of all distributions.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

Portfolio activity reflected our focus on providing an attractive level of tax-exempt income. At times when rates rose, we sought to engage in yield pickup swaps - that is, booking bonds at higher yields than those we swapped out of in order to improve the Fund's distribution rate. We also looked to buy some out-of-favor coupons, primarily discount bonds and slightly longer-maturity issues, for yield enhancement. In general, we favored the long end of the curve, which has been more attractive for yield pickup and outperformed on a price basis when the Fed paused.



ANNUAL REPORTS                                                 OCTOBER 31, 2006



A Discussion With Your Funds' Portfolio Managers (concluded)


We made significant purchases in Yankees and Mets (Queens Stadium) bonds, as well as bonds issued for the Jacob Javits Convention Center, Long Island Power Authority, New York State Energy Brooklyn Union Gas (BUG) and Puerto Rico Convention Center. All of these issues are insured. We were able to make these additions despite a 28% decline in New York new issuance over the past year. In the Fund's uninsured basket, we have concentrated on housing and education bonds, to the extent possible, and favored higher-yielding, lower-rated investment grade credits over AAA-rated and AA-rated bonds. Notably, the portfolio benefited from credit-rating upgrades in New York during the past year. The upgrades of the city's and state's credit have added to portfolio credit quality while also translating into bond price appreciation.

On the sell side, we actively sold some bonds as their call protection declined to within or under three years. As bonds approach their call dates, the amortization of the premium price accelerates - that is, the bonds' price declines at a faster rate and, therefore, they are likely to underperform the market. In seeking to balance yield and total return, we opted to sell some of these high-book-yield bonds at a premium ahead of their call date given that, on a total return basis, we would expect them to lag the overall market.

For the six-month period ended October 31, 2006, the Fund's Auction Market Preferred Stock had average yields of 3.58% for Series A, 3.07% for Series B, 3.18% for Series C, 3.15% for Series D, 3.45% for Series E and 3.21% for Series F. The Fed raised short-term interest rates six times during the 12-month reporting period, but opted to keep the target rate on hold at 5.25% in August, September and October 2006. As such, the Fund's borrowing costs began to stabilize and even move slightly lower late in the period. Despite the Fed's interest rate increases during the period, the municipal yield curve remained positively sloped and continued to generate an income benefit to the Common Stock shareholder from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 71 of this report to shareholders.)


How would you characterize the portfolio's position at the close of the period?

Recently, amid the decline in yields and conjecture about a future Fed ease, it appears that the market's valuation is overextended. With the 30-year Treasury yield at 4.72%, more than 50 basis points below the federal funds rate, it seems unlikely that these rates can be sustained. This prompted us to move to a slightly more defensive posture at period-end, consistent with the recommendation of our internal Investment Committee.

Overall, we continue our efforts to balance yield and total return and will look for the market to provide opportunities, in the form of higher yields or increased municipal supply, to restructure the portfolio. Since spring of this year, we have focused our attention on the 25-year sector of the curve and continue to believe that the most compelling opportunities reside there, where we are able to find attractive relative yields and good call protection for the Fund.


Michael A. Kalinoski, CFA
Vice President and Portfolio Manager
BlackRock MuniYield Arizona Fund, Inc.


Walter C. O'Connor, CFA
Vice President and Portfolio Manager
BlackRock MuniYield California Fund, Inc.
BlackRock MuniYield California Insured Fund, Inc.


Robert D. Sneeden
Vice President and Portfolio Manager
BlackRock MuniYield Florida Fund


Fred K. Stuebe
Vice President and Portfolio Manager
BlackRock MuniYield Michigan Insured Fund II, Inc.


Timothy T. Browse, CFA
Vice President and Portfolio Manager
BlackRock MuniYield New York Insured Fund, Inc.


November 28, 2006



ANNUAL REPORTS                                                 OCTOBER 31, 2006



Portfolio Information


Quality Profiles as of October 31, 2006


                                                       Percent of
BlackRock MuniYield Arizona Fund, Inc.                   Total
By S&P/Moody's Rating                                 Investments


AAA/Aaa                                                   54.7%
AA/Aa                                                      5.5
A/A                                                       11.6
BBB/Baa                                                   20.6
BB/Ba                                                      1.8
NR (Not Rated)                                             4.5
Other*                                                     1.3

 * Includes portfolio holdings in short-term investments.



                                                       Percent of
BlackRock MuniYield California Fund, Inc.                Total
By S&P/Moody's Rating                                 Investments

AAA/Aaa                                                   81.7%
AA/Aa                                                      3.2
A/A                                                       10.8
BBB/Baa                                                    3.5
Other*                                                     0.8

 * Includes portfolio holdings in short-term investments.



                                                       Percent of
BlackRock MuniYield California Insured Fund, Inc.        Total
By S&P/Moody's Rating                                 Investments

AAA/Aaa                                                   96.7%
AA/Aa                                                      1.0
A/A                                                        2.2
Other*                                                     0.1

 * Includes portfolio holdings in short-term investments.



                                                       Percent of
BlackRock MuniYield Florida Fund                         Total
By S&P/Moody's Rating                                 Investments

AAA/Aaa                                                   77.5%
AA/Aa                                                      2.4
A/A                                                        6.6
BBB/Baa                                                    9.1
NR (Not Rated)                                             2.1
Other*                                                     2.3

 * Includes portfolio holdings in variable rate demand notes and short-term investments.



                                                       Percent of
BlackRock MuniYield Michigan Insured Fund II, Inc.       Total
By S&P/Moody's Rating                                 Investments

AAA/Aaa                                                   84.0%
AA/Aa                                                      4.2
A/A                                                        7.6
BBB/Baa                                                    2.6
Other*                                                     1.6

 * Includes portfolio holdings in short-term investments.



                                                       Percent of
BlackRock MuniYield New York Insured Fund, Inc.          Total
By S&P/Moody's Rating                                 Investments

AAA/Aaa                                                   90.0%
AA/Aa                                                      5.6
A/A                                                        3.3
BBB/Baa                                                    0.3
Other*                                                     0.8

 * Includes portfolio holdings in variable rate demand notes and short-term investments.




Dividend Policy


The Funds' dividend policy is to distribute all or a portion of their net investment income to their shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times, in any particular month, pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds' current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Net Assets, which comprises part of the financial information included in these reports.



ANNUAL REPORTS                                                 OCTOBER 31, 2006



Schedule of Investments as of October 31, 2006

BlackRock MuniYield Arizona Fund, Inc.                           (In Thousands)


     Face
   Amount   Municipal Bonds                                               Value

Arizona--124.4%

  $ 1,000   Arizona Educational Loan Marketing Corporation,
            Educational Loan Revenue Refunding Bonds, AMT,
            Junior Sub-Series, 6.30% due 12/01/2008                  $    1,002

    1,800   Arizona Health Facilities Authority, Hospital System
            Revenue Bonds (Phoenix Children's Hospital), Series A,
            6.125% due 11/15/2022                                         1,890

    1,435   Arizona Health Facilities Authority Revenue Bonds
            (Catholic Healthcare West), Series A, 6.625%
            due 7/01/2020                                                 1,583

            Arizona Student Loan Acquisition Authority, Student
            Loan Revenue Refunding Bonds, AMT:
    3,285      Junior Subordinated Series B-1, 6.15%
               due 5/01/2029                                              3,508
    1,000      Senior Series A-1, 5.90% due 5/01/2024                     1,063

            Arizona Tourism and Sports Authority, Tax
            Revenue Bonds:
    1,000      (Baseball Training Facilities Project), 5%
               due 7/01/2016                                              1,034
    2,000      (Multi-Purpose Stadium Facility), Series A,
               5.375% due 7/01/2023 (b)                                   2,177

            Downtown Phoenix Hotel Corporation, Arizona,
            Revenue Bonds (d):
    1,500      Senior Series A, 5% due 7/01/2036                          1,578
    1,500      Sub-Series B, 5% due 7/01/2036                             1,582

      750   Gladden Farms Community Facilities District, Arizona,
            GO, 5.50% due 7/15/2031                                         769

    3,000   Greater Arizona Development Authority, Infrastructure
            Revenue Bonds, Series B, 5% due 8/01/2030 (b)                 3,183

            Maricopa County, Arizona, Hospital Revenue
            Refunding Bonds (Sun Health Corporation):
    1,670      6.125% due 4/01/2007 (g)                                   1,720
      735      6.125% due 4/01/2018                                         756

      900   Maricopa County, Arizona, IDA, Education Revenue
            Bonds (Arizona Charter Schools Project 1), Series A,
            6.625% due 7/01/2020                                            904

    2,400   Maricopa County, Arizona, IDA, Hospital Facility Revenue
            Refunding Bonds (Samaritan Health Services), Series A, 7%
            due 12/01/2016 (b)(c)                                         2,956

    1,000   Maricopa County, Arizona, Peoria Unified School
            District Number 11, GO, Second Series, 5%
            due 7/01/2025 (d)                                             1,067



     Face
   Amount   Municipal Bonds                                               Value

Arizona (continued)

  $ 1,485   Maricopa County, Arizona, Pollution Control
            Corporation, PCR, Refunding (Public Service
            Company of New Mexico Project), Series A,
            6.30% due 12/01/2026                                     $    1,519

      655   Maricopa County, Arizona, Public Finance Corporation,
            Lease Revenue Bonds, RIB, Series 511X, 7.17%
            due 7/01/2014 (a)(i)                                            761

    1,825   Maricopa County, Arizona, Scottsdale Unified School
            District Number 48, GO, 6.60% due 7/01/2012                   2,103

      500   Maricopa County, Arizona, Tempe Elementary Unified
            School District Number 3, GO, Refunding, 7.50%
            due 7/01/2010 (d)                                               566

    1,000   Maricopa County, Arizona, Unified School District
            Number 090, School Improvement, GO (Saddle
            Mountain), Series A, 5% due 7/01/2014                         1,036

    1,000   Mesa, Arizona, IDA Revenue Bonds (Discovery Health
            Systems), Series A, 5.625% due 1/01/2010 (b)(g)               1,068

    1,000   Nogales Arizona Municipal Development Authority,
            Inc., Revenue Bonds, 5% due 6/01/2030 (a)                     1,058

    4,500   Northern Arizona University System Revenue Bonds,
            5.50% due 6/01/2034 (d)                                       4,956

    2,000   Phoenix and Pima County, Arizona, IDA, S/F
            Mortgage Revenue Bonds, Series 2A, 4.70%
            due 3/01/2039 (e)(f)                                          2,143

    3,325   Phoenix, Arizona, Civic Improvement Corporation,
            Excise Tax Revenue Bonds (Civic Plaza Expansion
            Project), Sub-Series A, 5% due 7/01/2035 (d)                  3,519

      600   Phoenix, Arizona, Civic Improvement Corporation,
            Senior Lien Airport Revenue Bonds, AMT, Series B,
            5.25% due 7/01/2032 (d)                                         627

            Phoenix, Arizona, Civic Improvement Corporation,
            Water System Revenue Refunding Bonds, Junior Lien:
    2,500      5.50% due 7/01/2020 (d)                                    2,720
    2,000      5% due 7/01/2029 (b)                                       2,127

            Pima County, Arizona, IDA, Education Revenue Bonds
            (Arizona Charter Schools Project), Series C:
      750      6.70% due 7/01/2021                                          799
    1,000      6.75% due 7/01/2031                                        1,061

      985   Pima County, Arizona, IDA, Education Revenue
            Refunding Bonds (Arizona Charter Schools Project II),
            Series A, 6.75% due 7/01/2021                                 1,051




Portfolio Abbreviations


To simplify the listings of portfolio holdings in the Schedules of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
EDA        Economic Development Authority
GO         General Obligation Bonds
HDA        Housing Development Authority
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDR        Industrial Development Revenue Bonds
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
PILOT      Payment in Lieu of Taxes
RIB        Residual Interest Bonds
ROLS       Reset Option Long Securities
S/F        Single-Family
VRDN       Variable Rate Demand Notes




ANNUAL REPORTS                                                 OCTOBER 31, 2006



Schedule of Investments (continued)

BlackRock MuniYield Arizona Fund, Inc.                           (In Thousands)


     Face
   Amount   Municipal Bonds                                               Value

Arizona (continued)

  $ 1,000   Pima County, Arizona, IDA, Revenue Refunding
            Bonds (Health Partners), Series A, 5.625%
            due 4/01/2014 (b)                                        $    1,027

    3,050   Pima County, Arizona, Unified School District
            Number 1, Tucson, GO, Refunding, 7.50%
            due 7/01/2009 (d)                                             3,350

            Pinal County, Arizona, COP:
    1,250      5% due 12/01/2026                                          1,300
    1,250      5% due 12/01/2029                                          1,296

      500   Pinal County, Arizona, IDA, Wastewater Revenue
            Bonds (San Manuel Facilities Project), AMT, 6.25%
            due 6/01/2026                                                   552

    1,000   Queen Creek Improvement District Number 001,
            Arizona, Special Assessment Bonds, 5% due 1/01/2032           1,018

    1,500   Salt River Project, Arizona, Agriculture Improvement
            and Power District, Electric System Revenue Refunding
            Bonds, Series A, 5% due 1/01/2035                             1,595

    2,250   Scottsdale, Arizona, IDA, Hospital Revenue Bonds
            (Scottsdale Healthcare), 5.80% due 12/01/2011 (g)             2,492

            Scottsdale, Arizona, Municipal Property Corporation,
            Excise Tax Revenue Bonds:
    1,000      5% due 7/01/2029                                           1,069
    1,500      5% due 7/01/2030                                           1,604

    1,195   Show Low, Arizona, IDA, Hospital Revenue Bonds
            (Navapache Regional Medical Center), 5%
            due 12/01/2035 (h)                                            1,249

    1,500   South Campus Group LLC, Arizona Student Housing
            Revenue Bonds (Arizona State University South
            Campus Project), Series 2003, 5.625%
            due 9/01/2035 (b)                                             1,652

      340   Tucson and Pima County, Arizona, IDA, S/F Mortgage
            Revenue Refunding Bonds (Mortgage-Backed Securities
            Program), AMT, Series A-1, 6% due 7/01/2021 (e)(f)              340

    1,000   Tucson, Arizona, IDA, Senior Living Facilities Revenue
            Bonds (Christian Care Tucson Inc. Project), Series A,
            6.125% due 7/01/2024 (h)                                      1,083

    1,105   University of Arizona, COP, Refunding, Series A, 5.125%
            due 6/01/2029 (a)                                             1,172

    2,000   University of Arizona, COP, Series B, 5%
            due 6/01/2028 (a)                                             2,091

            Vistancia Community Facilities District, Arizona, GO:
    1,275      6.75% due 7/15/2022                                        1,386
      750      5.75% due 7/15/2024                                          787

      500   Watson Road Community Facilities District,
            Arizona, Special Assessment Revenue Bonds, 6%
            due 7/01/2030                                                   525

    2,000   Yavapai County, Arizona, IDA, Hospital Facility
            Revenue Bonds (Yavapai Regional Medical Center),
            Series A, 6% due 8/01/2033                                    2,172


Guam--1.6%

    1,000   Guam Government Waterworks Authority, Water
            and Wastewater System, Revenue Refunding
            Bonds, 5.875% due 7/01/2035                                   1,075



     Face
   Amount   Municipal Bonds                                               Value

Puerto Rico--18.9%

  $ 1,700   Puerto Rico Commonwealth Highway and
            Transportation Authority, Transportation Revenue
            Bonds, Series G, 5% due 7/01/2033                        $    1,764

    2,000   Puerto Rico Commonwealth, Public Improvement,
            GO, Series A, 5.125% due 7/01/2031                            2,072

            Puerto Rico Electric Power Authority, Power
            Revenue Bonds:
    1,000      Series II, 5.25% due 7/01/2031                             1,062
    1,500      Series NN, 5.125% due 7/01/2029                            1,583
    1,000      Series NN, 5% due 7/01/2032 (b)                            1,054

    1,500   Puerto Rico Industrial, Tourist, Educational, Medical
            and Environmental Control Facilities Revenue Bonds
            (Cogeneration Facility--AES Puerto Rico Project),
            AMT, 6.625% due 6/01/2026                                     1,632

    2,000   Puerto Rico Public Buildings Authority, Government
            Facilities Revenue Refunding Bonds, Series I, 5.25%
            due 7/01/2033                                                 2,139

    1,000   Puerto Rico Public Finance Corporation, Commonwealth
            Appropriation Revenue Bonds, Series E, 5.50%
            due 8/01/2029                                                 1,065

            Total Municipal Bonds
            (Cost--$90,583)--144.9%                                      95,092



            Municipal Bonds Held in Trust (l)

Arizona--19.7%

            Arizona State University Revenue Bonds (d):
    1,645      5.50% due 7/01/2018                                        1,802
    3,780      5.50% due 7/01/2019                                        4,142
    2,000      5.50% due 7/01/2020                                        2,191
    1,245      5.50% due 7/01/2021                                        1,364

            Maricopa County, Arizona, Public Finance Corporation,
            Lease Revenue Bonds (a):
      415      5.50% due 7/01/2011 (g)                                      446
    2,775      5.50% due 7/01/2015                                        2,983


Puerto Rico--1.6%

    1,000   Puerto Rico Commonwealth, Public Improvement,
            GO, 5.75% due 7/01/2010 (b)(g)                                1,074

            Total Municipal Bonds Held in Trust
            (Cost--$13,473)--21.3%                                       14,002



   Shares
     Held   Short-Term Securities

    1,418   CMA Arizona Municipal Money Fund, 2.88% (j)(k)                1,418

            Total Short-Term Securities
            (Cost--$1,418)--2.2%                                          1,418

Total Investments (Cost--$105,474*)--168.4%                             110,512
Other Assets Less Liabilities--2.9%                                       1,916
Liability for Trust Certificates,
  Including Interest Expense Payable--(9.9%)                            (6,507)
Preferred Stock, at Redemption Value--(61.4%)                          (40,310)
                                                                      ---------
Net Assets Applicable to Common Stock--100.0%                         $  65,611
                                                                      =========



ANNUAL REPORTS                                                 OCTOBER 31, 2006



Schedule of Investments (concluded)

BlackRock MuniYield Arizona Fund, Inc.                           (In Thousands)


* The cost and unrealized appreciation (depreciation) of investments as of October 31, 2006, as computed for federal income tax purposes, were as follows:


    Aggregate cost                                  $        99,262
                                                    ===============
    Gross unrealized appreciation                   $         4,829
    Gross unrealized depreciation                               (9)
                                                    ---------------
    Net unrealized appreciation                     $         4,820
                                                    ===============


(a) AMBAC Insured.

(b) MBIA Insured.

(c) Escrowed to maturity.

(d) FGIC Insured.

(e) FHLMC Collateralized.

(f) FNMA/GNMA Collateralized.

(g) Prerefunded.

(h) Radian Insured.

(i) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(j) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                  Net          Dividend
    Affiliate                                   Activity        Income

    CMA Arizona Municipal Money Fund             (189)           $28


(k) Represents the current yield as of October 31, 2006.

(l) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1(c) to Financial Statements for details of Municipal Bonds Held in Trust.

o Forward interest rate swaps outstanding as of October 31, 2006 were as follows:


                                                Notional      Unrealized
                                                 Amount      Depreciation

    Pay a fixed rate of 3.855% and receive
    a floating rate based on a 1-week Bond
    Market Association rate

    Broker, Citibank N.A.
    Expires January 2022                         $2,000         $(14)

    See Notes to Financial Statements.



ANNUAL REPORTS                                                 OCTOBER 31, 2006



Schedule of Investments as of October 31, 2006

BlackRock MuniYield California Fund, Inc.                        (In Thousands)


     Face
   Amount   Municipal Bonds                                               Value

California--124.5%

  $ 1,730   ABAG Finance Authority for Nonprofit Corporations,
            California, Revenue Refunding Bonds (Redwood
            Senior Homes and Services), 6% due 11/15/2022            $    1,893

    2,075   Antioch Area Public Facilities Financing Agency,
            California, Special Tax (Community Facilities District
            Number 1989-1), 5.70% due 8/01/2009 (a)(f)                    2,214

    2,820   Arcata, California, Joint Powers Financing Authority,
            Tax Allocation Revenue Refunding Bonds (Community
            Development Project Loan), Series A, 6%
            due 8/01/2023 (a)                                             2,825

    2,500   Bakersfield, California, COP, Refunding (Convention
            Center Expansion Project), 5.80% due 4/01/2007 (b)(f)         2,549

    1,375   California Health Facilities Financing Authority Revenue
            Bonds (Kaiser Permanente), RIB, Series 26, 7.14%
            due 6/01/2022 (d)(h)                                          1,509

    1,490   California Health Facilities Financing Authority, Revenue
            Refunding Bonds (Pomona Valley Hospital Medical
            Center), Series A, 5.625% due 7/01/2019 (b)                   1,538

    4,990   California Infrastructure and Economic Development
            Bank Revenue Bonds (J. David Gladstone Institute
            Project), 5.50% due 10/01/2022                                5,327

    3,000   California Pollution Control Financing Authority, Solid
            Waste Disposal Revenue Bonds (Waste Management
            Inc. Project), AMT, Series A-2, 5.40% due 4/01/2025           3,179

            California Rural Home Mortgage Finance Authority,
            Homebuyers Fund S/F Mortgage Revenue Bonds, AMT:
    2,000      (Mortgage-Backed Security Program), Series A,
               5.40% due 12/01/2036 (c)(n)                                2,143
      420      Sub-Series FH-1, 5.50% due 8/01/2047                         439

       50   California Rural Home Mortgage Finance Authority, S/F
            Mortgage Revenue Bonds (Mortgage-Backed Securities
            Program), AMT, Series B, 6.15% due 6/01/2020 (c)                 51

            California State, GO:
    5,000      5.125% due 4/01/2025                                       5,331
    4,135      5.50% due 4/01/2030                                        4,557

            California State, GO, Refunding:
      620      5.75% due 5/01/2030                                          665
    2,785      (Veterans), AMT, Series BJ, 5.70%
               due 12/01/2032                                             2,845

            California State Public Works Board, Lease
            Revenue Bonds:
    2,000      (California State University), Series C, 5.40%
               due 10/01/2022 (b)                                         2,068
    5,000      (Department of Corrections), Series C, 5.50%
               due 6/01/2023                                              5,501
    4,000      (Department of Health Services), Series A, 5.75%
               due 11/01/2009 (b)(f)                                      4,293
   17,000      (Various Community College Projects), Series A,
               5.625% due 3/01/2016 (a)                                  17,367

    6,850   California State, Various Purpose, GO, 5.50%
            due 11/01/2033                                                7,533



     Face
   Amount   Municipal Bonds                                               Value

California (continued)

  $ 5,250   California Statewide Communities Development
            Authority, COP (John Muir/Mount Diablo Health
            System), 5.125% due 8/15/2022 (b)                        $    5,405

            California Statewide Communities Development
            Authority, Health Facility Revenue Bonds (Memorial
            Health Services), Series A:
    3,270      6% due 10/01/2023                                          3,641
    3,000      5.50% due 10/01/2033                                       3,191

    2,500   California Statewide Communities Development
            Authority, Revenue Refunding Bonds (Kaiser Hospital
            Asset Management, Inc.), Series C, 5.25%
            due 8/01/2031                                                 2,675

    2,380   California Statewide Communities Development
            Authority, Water Revenue Bonds (Pooled Financing
            Program), Series C, 5.25% due 10/01/2028 (d)                  2,548

            Chabot-Las Positas, California, Community College
            District, GO (Election of 2004), Series B (a):
    2,500      5% due 8/01/2030                                           2,673
    1,200      5% due 8/01/2031                                           1,282

    2,000   Chino Basin, California, Regional Financing Authority
            Revenue Bonds (Inland Empire Utility Agency Sewer
            Project), 5.75% due 11/01/2009 (b)(f)                         2,149

    5,000   Chula Vista, California, IDR, Refunding (San Diego
            Gas & Electric Co.), AMT, Series C, 5.25%
            due 12/01/2027                                                5,381

    6,995   Clovis, California, Public Financing Authority,
            Wastewater Revenue Bonds, 5% due 8/01/2035 (b)                7,401

    2,705   Contra Costa County, California, Public Financing
            Lease Revenue Refunding Bonds (Various Capital
            Facilities), Series A, 5.30% due 8/01/2020 (b)                2,802

    3,750   Cucamonga, California, County Water District,
            COP, 5.125% due 9/01/2035 (e)                                 3,969

    2,500   Davis, California, Joint Unified School District,
            Community Facilities District, Special Tax Refunding
            Bonds, Number 1, 5.50% due 8/15/2021 (b)                      2,536

    7,000   Fontana Unified School District, California, GO,
            Series A, 5.25% due 8/01/2028 (d)                             7,563

    4,000   Fremont, California, Unified School District, Alameda
            County, GO (Election of 2002), Series B, 5%
            due 8/01/2030 (d)                                             4,253

    3,650   Golden State Tobacco Securitization Corporation of
            California, Tobacco Settlement Revenue Bonds,
            Series A-4, 7.80% due 6/01/2042                               4,469

    9,390   Grant Joint Union High School District, California,
            GO (Election of 2006), 5% due 8/01/2029 (d)                   9,920

    5,595   Grossmont-Cuyamaca Community College District,
            California, GO (Election of 2002), Series B, 5%
            due 8/01/2029 (e)                                             5,953

            Industry, California, Urban Development Agency,
            Tax Allocation Refunding Bonds (Civic-Recreational-
            Industrial Redevelopment Project Number 1) (b):
    5,000      5.50% due 5/01/2020                                        5,124
   14,915      5.50% due 5/01/2021                                       15,302



ANNUAL REPORTS                                                 OCTOBER 31, 2006



Schedule of Investments (continued)

BlackRock MuniYield California Fund, Inc.                        (In Thousands)


     Face
   Amount   Municipal Bonds                                               Value

California (continued)

  $ 2,000   Los Angeles, California, COP (Sonnenblick Del Rio
            West Los Angeles), 6.20% due 11/01/2031 (a)              $    2,202

    7,000   Los Angeles, California, Wastewater System Revenue
            Bonds, Series A, 5% due 6/01/2008 (e)(f)                      7,234

    4,500   Los Angeles, California, Wastewater System, Revenue
            Refunding Bonds, Subordinate Series A, 5%
            due 6/01/2027 (b)                                             4,726

    3,780   Los Angeles County, California, Metropolitan
            Transportation Authority, Sales Tax Revenue Refunding
            Bonds, Proposition A, First Tier Senior Series A, 5%
            due 7/01/2027 (a)                                             4,020

    5,000   Los Angeles County, California, Public Works Financing
            Authority, Lease Revenue Bonds (Multiple Capital
            Facilities Project VI), Series A, 5.625%
            due 5/01/2010 (a)(f)                                          5,357

    2,550   Los Angeles County, California, Sanitation Districts
            Financing Authority, Revenue Refunding Bonds (Capital
            Projects--District Number 14), Sub-Series B, 5%
            due 10/01/2030 (e)                                            2,714

    1,000   Metropolitan Water District of Southern California,
            Waterworks Revenue Bonds, Series A, 5%
            due 7/01/2030 (d)                                             1,063

    4,000   Metropolitan Water District of Southern California,
            Waterworks Revenue Refunding Bonds, Series B, 5%
            due 7/01/2035                                                 4,272

    8,705   Modesto, California, Wastewater Treatment Facilities
            Revenue Bonds, 5.625% due 11/01/2007 (b)(f)                   8,978

    7,570   Morgan Hill, California, Unified School District, GO,
            5% due 8/01/2026 (e)(g)(k)                                    3,199

    6,675   Murrieta Valley, California, Unified School District,
            Public Financing Authority, Special Tax Revenue Bonds,
            Series A, 5.125% due 9/01/2026 (m)                            7,229

            Oakland, California, Alameda County Unified School
            District, GO (b):
    6,240      (Election of 2000), 5% due 8/01/2027                       6,621
    3,290      Series F, 5.50% due 8/01/2017                              3,512
    3,770      Series F, 5.50% due 8/01/2018                              4,022

    5,250   Orange County, California, Sanitation District, COP,
            5% due 2/01/2033 (e)                                          5,494

    3,000   Oxnard, California, Financing Authority, Wastewater
            Revenue Bonds (Redwood Trunk Sewer and Headworks
            Projects), Series A, 5.25% due 6/01/2034 (e)                  3,224

    1,000   Palm Springs, California, Financing Authority, Lease
            Revenue Refunding Bonds (Convention Center Project),
            Series A, 5.50% due 11/01/2035 (b)                            1,111

    2,000   Peralta, California, Community College District, GO
            (Election of 2000), Series D, 5% due 8/01/2030 (d)            2,127

    1,750   Pleasant Valley, California, School District, Ventura
            County, GO, Series C, 5.75% due 8/01/2025 (b)(g)              1,850

    2,255   Pomona, California, Public Financing Authority,
            Revenue Refunding Bonds (Merged Redevelopment
            Project), Series A1, 5.75% due 2/01/2034                      2,389



     Face
   Amount   Municipal Bonds                                               Value

California (continued)

  $10,600   Port of Oakland, California, Port Revenue Refunding
            Bonds, Series I, 5.40% due 11/01/2017 (b)                $   10,992

    4,315   Rancho Cucamonga, California, Redevelopment Agency,
            Tax Allocation Refunding Bonds (Rancho Redevelopment
            Project), 5.25% due 9/01/2020 (d)                             4,529

    2,345   Richmond, California, Redevelopment Agency, Tax
            Allocation, Refunding Bonds (Harbor Redevelopment
            Project), Series A, 5.50% due 7/01/2018 (b)                   2,459

    5,000   Sacramento, California, Municipal Utility District,
            Electric Revenue Refunding Bonds, Series L, 5.125%
            due 7/01/2022 (b)                                             5,141

    2,500   Sacramento, California, Municipal Utility District
            Financing Authority, Revenue Bonds (Consumers
            Project), 5.125% due 7/01/2029 (b)                            2,709

            Sacramento County, California, Sanitation District
            Financing Authority, Revenue Refunding Bonds:
    6,775      (County Sanitation District Number 1), 5%
               due 8/01/2035 (b)                                          7,199
    3,455      Series A, 5.60% due 12/01/2017                             3,460

    2,110   Salinas Valley, California, Solid Waste Authority,
            Revenue Refunding Bonds, AMT, 5.125%
            due 8/01/2022 (a)                                             2,204

    8,000   San Bernardino, California, City Unified School District,
            GO, Refunding, Series A, 5.875% due 8/01/2009 (e)(f)          8,580

    3,000   San Bernardino, California, Joint Powers Financing
            Authority, Lease Revenue Bonds (Department of
            Transportation Lease), Series A, 5.50%
            due 12/01/2020 (b)                                            3,060

    3,600   San Diego, California, Unified School District, GO
            (Election of 1998), Series F, 5% due 7/01/2029 (d)            3,806

    5,010   San Diego County, California, Water Authority, Water
            Revenue Bonds, COP, Series A, 5% due 5/01/2031 (d)            5,290

    6,000   San Francisco, California, Bay Area Rapid Transit
            District, Sales Tax Revenue Refunding Bonds, Series A,
            5% due 7/01/2030 (b)                                          6,377

    1,720   San Francisco, California, City and County Educational
            Facilities, GO (Community College), Series A, 5.75%
            due 6/15/2008 (f)                                             1,810

    1,310   San Francisco, California, City and County Zoo Facilities,
            GO, Series B, 5.75% due 6/15/2008 (f)                         1,378

    4,615   San Jose, California, Airport Revenue Bonds, Series D,
            5% due 3/01/2028 (b)                                          4,840

    1,855   San Jose, California, Unified School District, Santa Clara
            County, GO (Election of 2002), Series B, 5%
            due 8/01/2029 (e)                                             1,974

   10,005   San Jose-Evergreen, California, Community College
            District, Capital Appreciation, GO (Election of 2004),
            Refunding, Series A, 5.12% due 9/01/2023 (b)(k)               4,514



ANNUAL REPORTS                                                 OCTOBER 31, 2006



Schedule of Investments (continued)

BlackRock MuniYield California Fund, Inc.                        (In Thousands)


     Face
   Amount   Municipal Bonds                                               Value

California (concluded)

  $ 5,000   San Juan, California, Unified School District, GO
            (Election of 2002), 5% due 8/01/2028 (b)                 $    5,254

    2,020   Santa Clara, California, Unified School District, GO,
            5.50% due 7/01/2021 (e)                                       2,170

    3,500   Santa Clara County, California, Housing Authority, M/F
            Housing Revenue Bonds (John Burns Gardens Apartments
            Project), AMT, Series A, 6% due 8/01/2041                     3,731

    2,170   Santa Clarita, California, Community College District,
            GO (Election 2001), 5% due 8/01/2028 (d)                      2,307

    4,000   Santa Monica, California, Community College District,
            GO (Election of 2004), Series A, 5% due 5/01/2030 (b)         4,247

    4,000   Santa Monica, California, Redevelopment Agency, Tax
            Allocation Bonds (Earthquake Recovery Redevelopment
            Project), 6% due 7/01/2009 (a)(f)                             4,295

    2,500   Sequoia, California, Unified High School District, GO,
            Refunding, 5% due 7/01/2028 (d)                               2,672

    1,675   Shasta-Tehama-Trinity Joint Community College
            District, California, GO (Election of 2002), Series B,
            5.25% due 8/01/2024 (d)                                       1,847

    6,875   Sonoma County, California, Junior College District,
            GO (Election 2002), Refunding, Series B, 5%
            due 8/01/2028 (d)                                             7,310

    2,265   South Bayside, California, Waste Management
            Authority, Waste System Revenue Bonds, 5.75%
            due 3/01/2020 (a)                                             2,416

    1,600   Stockton, California, Public Financing Authority, Water
            Revenue Bonds (Water System Capital Improvement
            Projects), Series A, 5% due 10/01/2031 (b)                    1,702

    2,930   Stockton, California, Public Financing Revenue Bonds
            (Redevelopment Projects), Series A, 5.25%
            due 9/01/2034 (i)                                             3,139

    3,235   Taft, California, Public Financing Authority, Lease
            Revenue Bonds (Community Correctional Facility),
            Series A, 6.05% due 1/01/2017 (b)                             3,280

    1,310   Torrance, California, Hospital Revenue Refunding
            Bonds (Torrance Memorial Medical Center), Series A,
            6% due 6/01/2022                                              1,431

    1,000   Ventura, California, Unified School District, GO
            (Election of 1997), Series H, 5.125% due 8/01/2034 (d)        1,072

    3,990   Vernon, California, Electric System Revenue Bonds
            (Malburg Generating Station Project), 5.50%
            due 4/01/2008 (f)                                             4,104

    5,000   Vista, California, Joint Powers Financing Authority,
            Lease Revenue Refunding Bonds, 5.625%
            due 5/01/2016 (b)                                             5,149


Puerto Rico--3.0%

    2,500   Puerto Rico Commonwealth, Public Improvement,
            GO, Series A, 5.25% due 7/01/2030                             2,707

    6,500   Puerto Rico Electric Power Authority, Power Revenue
            Bonds, Series NN, 5.125% due 7/01/2029                        6,861



     Face
   Amount   Municipal Bonds                                               Value

U.S. Virgin Islands--1.1%

  $ 3,000   Virgin Islands Government Refinery Facilities,
            Revenue Refunding Bonds (Hovensa Coker Project),
            AMT, 6.50% due 7/01/2021                                 $    3,384

            Total Municipal Bonds
            (Cost--$385,332)--125.2%                                    402,808



            Municipal Bonds Held in Trust (o)

California--32.5%

    9,000   Anaheim, California, Public Financing Authority,
            Electric System District Facilities Revenue Bonds,
            Series A, 5% due 10/01/2031 (d)                               9,479

    7,250   California Health Facilities Financing Authority
            Revenue Bonds (Kaiser Permanente), Series A, 5.50%
            due 6/01/2022 (d)(g)                                          7,603

   10,210   Contra Costa County, California, Community College
            District, GO (Election of 2002), 5% due 8/01/2030 (d)        10,794

    6,020   La Quinta, California, Financing Authority, Local
            Agency Revenue Bonds, Series A, 5.125%
            due 9/01/2034 (a)                                             6,413

   13,500   Los Angeles, California, Unified School District, GO,
            Series A, 5% due 1/01/2028 (b)                               14,274

   10,460   Palm Desert, California, Financing Authority, Tax
            Allocation Revenue Refunding Bonds (Project Area
            Number 2), Series A, 5.125% due 8/01/2036 (a)                11,244

   11,615   Port of Oakland, California, Revenue Refunding
            Bonds, AMT, Series L, 5.375% due 11/01/2027 (e)              12,498

   16,000   Sacramento, California, Municipal Utility District
            Financing Authority, Revenue Bonds (Consumers
            Project), 5.125% due 7/01/2029 (b)                           17,337

   20,710   San Diego, California, Certificates of Undivided Interest,
            Revenue Bonds (Water Utility Fund Net Systems), 5.20%
            due 8/01/2024 (e)                                            21,415

    5,430   San Francisco, California, Bay Area Rapid Transit
            District, Sales Tax Revenue Refunding Bonds, Series A,
            5% due 7/01/2034 (b)                                          5,769

    8,490   University of California, Limited Project Revenue
            Bonds, Series B, 5% due 5/15/2033 (d)                         8,953

            Total Municipal Bonds Held in Trust
            (Cost--$123,154)--39.1%                                     125,779



   Shares
     Held   Short-Term Securities

    3,993   CMA California Municipal Money Fund, 3.07% (j)(l)             3,993

            Total Short-Term Securities
            (Cost--$3,993)--1.2%                                          3,993

Total Investments (Cost--$512,479*)--165.5%                             532,580
Other Assets Less Liabilities--7.5%                                      24,123
Liability for Trust Certificates,
  Including Interest Expense Payable--(18.6%)                          (59,806)
Preferred Stock, at Redemption Value--(54.4%)                         (175,196)
                                                                     ----------
Net Assets Applicable to Common Stock--100.0%                        $  321,701
                                                                     ==========



ANNUAL REPORTS                                                 OCTOBER 31, 2006



Schedule of Investments (concluded)

BlackRock MuniYield California Fund, Inc.                        (In Thousands)


* The cost and unrealized appreciation (depreciation) of investments as of October 31, 2006, as computed for federal income tax purposes, were as follows:


    Aggregate cost                                  $       453,821
                                                    ===============
    Gross unrealized appreciation                   $        19,417
    Gross unrealized depreciation                               (1)
                                                    ---------------
    Net unrealized appreciation                     $        19,416
                                                    ===============


(a) AMBAC Insured.

(b) MBIA Insured.

(c) FNMA/GNMA Collateralized.

(d) FSA Insured.

(e) FGIC Insured.

(f) Prerefunded.

(g) Escrowed to maturity.

(h) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(i) Radian Insured.

(j) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                  Net          Dividend
    Affiliate                                   Activity        Income

    CMA California Municipal Money Fund          3,176           $262


(k) Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase.

(l) Represents the current yield as of October 31, 2006.

(m) Assured Guaranty Insured.

(n) FHLMC Collateralized.

(o) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1(c) to Financial Statements for details of Municipal Bonds Held in Trust.

    See Notes to Financial Statements.



ANNUAL REPORTS                                                 OCTOBER 31, 2006



Schedule of Investments as of October 31, 2006

BlackRock MuniYield California Insured Fund, Inc.                (In Thousands)


     Face
   Amount   Municipal Bonds                                               Value

California--126.4%

  $ 7,000   ABAG Finance Authority for Nonprofit Corporations,
            California, COP (Children's Hospital Medical Center),
            6% due 12/01/2029 (a)                                     $   7,534

    2,350   Alameda, California, GO, 5% due 8/01/2033 (f)                 2,484

    5,665   Alhambra, California, Unified School District, GO
            (Election of 2004), Series A, 5% due 8/01/2029 (b)            6,028

    3,580   Anaheim, California, Public Financing Authority,
            Electric System Distribution Facilities Revenue Bonds,
            Series A, 5% due 10/01/2031 (e)                               3,771

    2,400   Anaheim, California, Union High School District, GO
            (Election of 2002), 5% due 8/01/2027 (f)                      2,523

    3,675   Bakersfield, California, COP, Refunding (Convention
            Center Expansion Project), 5.80% due 4/01/2007 (f)(g)         3,747

      255   Bay Area Government Association, California, Tax
            Allocation Revenue Refunding Bonds (California
            Redevelopment Agency Pool), Series A, 6%
            due 12/15/2024 (e)                                              256

    3,990   Brentwood, California, Infrastructure Refinancing
            Authority, Infrastructure Revenue Refunding Bonds,
            Series A, 5.20% due 9/02/2029 (e)                             4,249

            California Community College Financing Authority,
            Lease Revenue Bonds, Series A (f)(g):
    3,215      5.95% due 12/01/2009                                       3,502
    1,100      6% due 12/01/2009                                          1,200

    5,000   California Educational Facilities Authority Revenue
            Bonds (University of San Diego), Series A, 5.50%
            due 10/01/2032                                                5,364

   10,765   California Educational Facilities Authority, Student
            Loan Revenue Bonds (CalEdge Loan Program), AMT,
            5.55% due 4/01/2028 (a)                                      11,126

    2,750   California Health Facilities Financing Authority Revenue
            Bonds (Kaiser Permanente), Series A, 5.50%
            due 6/01/2022 (e)(i)                                          2,884

            California Rural Home Mortgage Finance Authority,
            S/F Mortgage Revenue Bonds (Mortgage-Backed
            Securities Program), AMT (d):
      440      Series A, 6.35% due 12/01/2029 (c)                           442
      210      Series B, 6.25% due 12/01/2031                               214

   12,680   California State Department of Veteran Affairs, Home
            Purpose Revenue Refunding Bonds, Series A, 5.35%
            due 12/01/2027 (a)                                           13,563

      860   California State, GO, 6.25% due 10/01/2019 (f)                  869

            California State, GO, Refunding:
    3,000      5.25% due 2/01/2029                                        3,190
    3,000      Series BX, 5.50% due 12/01/2031 (e)                        3,032

    4,530   California State Public Works Board, Lease Revenue
            Bonds (Department of Corrections--Ten Administrative
            Segregation Housing Units), Series A, 5.25%
            due 3/01/2020 (a)                                             4,849

   16,675   California State Public Works Board, Lease Revenue
            Refunding Bonds (Department of Corrections), Series B,
            5.625% due 11/01/2016 (f)                                    17,035



     Face
   Amount   Municipal Bonds                                               Value

California (continued)

  $ 2,660   California State University, Systemwide Revenue Bonds,
            Series A, 5.375% due 11/01/2018 (b)                       $   2,919

    2,720   California State University, Systemwide Revenue
            Refunding Bonds, Series A, 5.125% due 11/01/2026 (a)          2,883

    5,950   California State, Various Purpose, GO, 5.50%
            due 11/01/2033                                                6,544

   10,000   California State, Various Purpose, GO, Refunding,
            4.75% due 3/01/2035 (f)                                      10,280

    4,100   California Statewide Communities Development
            Authority, COP (Kaiser Permanente), 5.30%
            due 12/01/2015 (e)(i)                                         4,252

    3,685   California Statewide Communities Development
            Authority, Health Facility Revenue Bonds (Memorial
            Health Services), Series A, 6% due 10/01/2023                 4,103

    8,155   Calleguas-Las Virgenes, California, Public Financing
            Authority Revenue Bonds (Calleguas Municipal Water
            District Project), Series A, 5% due 7/01/2013 (f)(g)          8,866

    7,000   Capistrano, California, Unified School District,
            Community Facility District, Special Tax Refunding
            Bonds, 5% due 9/01/2029 (b)                                   7,431

    4,600   Ceres, California, Redevelopment Agency, Tax Allocation
            Bonds (Ceres Redevelopment Project Area Number 1),
            5.75% due 11/01/2030 (f)                                      5,025

    8,000   Chabot-Las Positas, California, Community College
            District, GO (Election of 2004), Series B, 5%
            due 8/01/2031 (a)                                             8,547

    6,000   Chaffey, California, Union High School District, GO,
            Series C, 5.375% due 5/01/2023 (e)                            6,529

    3,000   Chino Valley, California, Unified School District, GO
            (Election of 2002), Series C, 5.25% due 8/01/2030 (f)         3,267

    5,910   Chula Vista, California, Elementary School District, COP,
            5% due 9/01/2029 (f)                                          6,227

    3,275   Coachella Valley, California, Unified School District, GO
            (Election of 2005), Series A, 5% due 8/01/2025 (b)            3,495

    2,540   Coalinga, California, Redevelopment Agency Tax
            Allocation Bonds, 5.90% due 9/15/2025 (f)                     2,806

    4,135   Contra Costa, California, Water District, Water Revenue
            Refunding Bonds, Series L, 5% due 10/01/2032 (e)              4,316

   12,180   Contra Costa County, California, COP, Refunding
            (Merrithew Memorial Hospital Project), 5.375%
            due 11/01/2017 (f)                                           12,616

    8,500   Corona, California, COP (Clearwater Cogeneration
            Project), 5% due 9/01/2028 (f)                                8,915

    1,100   El Centro, California, Financing Authority, Water
            Revenue Bonds, Series A, 5.25% due 10/01/2035 (e)             1,197

            Fremont, California, Unified School District, Alameda
            County, GO:
    6,000      (Election of 2002), Series B, 5% due 8/01/2030 (e)         6,380
   10,755      Series A, 5.50% due 8/01/2026 (b)                         11,766

    4,295   Fresno, California, Joint Powers Financing Authority,
            Lease Revenue Bonds, Series A, 5.75%
            due 6/01/2026 (e)                                             4,659



ANNUAL REPORTS                                                 OCTOBER 31, 2006



Schedule of Investments (continued)

BlackRock MuniYield California Insured Fund, Inc.                (In Thousands)


     Face
   Amount   Municipal Bonds                                               Value

California (continued)

  $ 6,930   Fullerton, California, Public Financing Authority, Tax
            Allocation Revenue Bonds, 5% due 9/01/2027 (a)            $   7,330

    4,390   Glendale, California, Electric Revenue Bonds, 5%
            due 2/01/2032 (f)                                             4,586

            Glendora, California, Unified School District, GO
            (Election of 2005), Series A (f):
    1,350      5% due 8/01/2027                                           1,442
    2,700      5.25% due 8/01/2030                                        2,959

    2,500   La Quinta, California, Financing Authority, Local Agency
            Revenue Bonds, Series A, 5.25% due 9/01/2024 (a)              2,710

    3,050   Little Lake, California, City School District, GO,
            Refunding, 5.50% due 7/01/2025 (e)                            3,415

   10,260   Lodi, California, Unified School District, GO
            (Election of 2002), 5% due 8/01/2029 (e)                     10,787

   10,000   Los Angeles, California, Community Redevelopment
            Agency, Community Redevelopment Financing Authority
            Revenue Bonds (Bunker Hill Project), Series A, 5%
            due 12/01/2027 (e)                                           10,536

            Los Angeles, California, Department of Airports, Airport
            Revenue Bonds (b):
      290      (Los Angeles International Airport), AMT, Series D,
               5.625% due 5/15/2012                                         292
    2,500      (Ontario International Airport), AMT, Series A, 6%
               due 5/15/2017                                              2,529
    5,275      Series A, 5.25% due 5/15/2019                              5,670

            Los Angeles, California, Department of Airports, Airport
            Revenue Refunding Bonds (Ontario International Airport),
            AMT, Series A (f):
    4,950      5% due 5/15/2021                                           5,275
    2,755      5% due 5/15/2023                                           2,920

            Los Angeles, California, Unified School District, GO:
    2,880      (Election of 2004), Series C, 5% due 7/01/2027 (b)         3,045
    5,000      (Election of 2004), Series F, 5% due 7/01/2030 (b)         5,344
    7,000      Series E, 5% due 7/01/2030 (a)                             7,440

    4,000   Los Angeles, California Unified School District, GO,
            Refunding, Series B, 4.75% due 7/01/2025 (b)                  4,173

    5,000   Los Angeles, California, Wastewater System Revenue
            Refunding Bonds, Series A, 4.75% due 6/01/2035 (f)            5,149

    5,000   Los Angeles, California, Water and Power Revenue
            Bonds (Power System), Sub-Series A-1, 5%
            due 7/01/2031 (e)                                             5,310

    3,165   Los Angeles, California, Water and Power Revenue
            Refunding Bonds (Power System), Series A-A-2, 5.375%
            due 7/01/2021 (f)                                             3,403

            Los Angeles County, California, Metropolitan
            Transportation Authority, Sales Tax Revenue
            Refunding Bonds:
    5,240      Proposition A, First Tier Senior Series A, 5%
               due 7/01/2027 (a)                                          5,573
    6,500      Proposition A, First Tier Senior Series A, 5%
               due 7/01/2035 (a)                                          6,903
    2,000      Proposition C, Second Tier Senior Series A, 5.25%
               due 7/01/2010 (b)(g)                                       2,141

    8,735   Los Angeles County, California, Public Works Financing
            Authority, Lease Revenue Refunding Bonds (Master
            Refunding Project), Series A, 5% due 12/01/2028 (f)           9,244



     Face
   Amount   Municipal Bonds                                               Value

California (continued)

  $ 3,000   Los Rios, California, Community College District, GO
            (Election of 2002), Series B, 5% due 8/01/2027 (f)        $   3,169

    2,010   Madera, California, Public Financing Authority, Water
            and Wastewater Revenue Refunding Bonds, 5%
            due 3/01/2036 (f)                                             2,133

    6,865   Merced, California, Community College District,
            GO (School Facilities District Number 1), 5%
            due 8/01/2031 (f)                                             7,334

    5,370   Metropolitan Water District of Southern California,
            Waterworks Revenue Bonds, Series B-1, 5%
            due 10/01/2033 (b)                                            5,639

    8,000   Murrieta Valley, California, Unified School District,
            Public Financing Authority, Special Tax Revenue Bonds,
            Series A, 5.125% due 9/01/2026 (m)                            8,664

    6,015   Natomas Unified School District, California, GO
            (Election of 2006), 5% due 8/01/2028 (b)                      6,396

    4,245   Nevada County, California, COP, Refunding, 5.25%
            due 10/01/2019 (f)                                            4,530

    2,000   New Haven, California, Unified School District, GO,
            Refunding, 5.75% due 8/01/2020 (e)                            2,218

    4,270   Oakland, California, Sewer Revenue Bonds, Series A,
            5% due 6/15/2029 (e)                                          4,513

    2,000   Oakland, California, State Building Authority, Lease
            Revenue Bonds (Elihu M. Harris State Office Building),
            Series A, 5.50% due 4/01/2008 (a)(g)                          2,076

    1,245   Orange County, California, Airport Revenue Refunding
            Bonds, AMT, 5.625% due 7/01/2012 (f)                          1,283

    6,360   Orange County, California, Public Financing Authority,
            Lease Revenue Refunding Bonds (Juvenile Justice Center
            Facility), 5.375% due 6/01/2018 (a)                           6,955

   10,000   Oxnard, California, Financing Authority, Wastewater
            Revenue Bonds (Redwood Trunk Sewer and Headworks
            Projects), Series A, 5.25% due 6/01/2034 (b)                 10,747

    9,645   Oxnard, California, Unified High School District, GO,
            Refunding, Series A, 6.20% due 8/01/2030 (f)                 11,350

    1,275   Palm Springs, California, Financing Authority, Lease
            Revenue Refunding Bonds (Convention Center Project),
            Series A, 5.50% due 11/01/2035 (f)                            1,417

    4,640   Palmdale, California, Water District Public Facility
            Corporation, COP, 5% due 10/01/2029 (b)                       4,884

            Placentia-Yorba Linda, California, Unified
            School District:
    5,000      COP, 5% due 10/01/2030 (b)                                 5,287
    5,000      GO (Election of 2002), Series C, 5%
               due 8/01/2029 (f)                                          5,320

        2   Port of Oakland, California, AMT, RIB, Series 1192,
            6.93% due 11/01/2027 (b)(h)                                       2

    7,500   Port of Oakland, California, Revenue Bonds, AMT,
            Series K, 5.75% due 11/01/2029 (b)                            7,990

    3,000   Riverside, California, COP, 5% due 9/01/2028 (a)              3,147

            Riverside, California, Unified School District, GO
            (Election of 2001):
    6,000      Series A, 5.25% due 2/01/2023 (b)                          6,483
    7,515      Series B, 5% due 8/01/2030 (f)                             8,035



ANNUAL REPORTS                                                 OCTOBER 31, 2006



Schedule of Investments (continued)

BlackRock MuniYield California Insured Fund, Inc.                (In Thousands)


     Face
   Amount   Municipal Bonds                                               Value

California (continued)

  $ 4,500   Riverside County, California, Asset Leasing Corporation,
            Leasehold Revenue Refunding Bonds (Riverside County
            Hospital Project), Series B, 5.70% due 6/01/2016 (f)      $   5,021

    3,000   Sacramento, California, City Financing Authority,
            Capital Improvement Revenue Bonds (Community
            Rein Capital Program), Series A, 5% due 12/01/2036 (a)        3,185

    6,000   Sacramento County, California, Sanitation District
            Financing Authority, Revenue Bonds, Series A, 5%
            due 12/01/2035 (a)                                            6,351

    2,565   Saddleback Valley, California, Unified School District,
            GO, 5% due 8/01/2029 (e)                                      2,713

    5,000   San Bernardino, California, City Unified School District,
            GO, Series A, 5% due 8/01/2028 (e)                            5,279

      385   San Bernardino County, California, S/F Home Mortgage
            Revenue Refunding Bonds, AMT, Series A-1, 6.25%
            due 12/01/2031 (d)                                              393

            San Diego, California, Redevelopment Agency,
            Subordinate Tax Allocation Bonds (Centre City
            Redevelopment Project), Series A (a):
    2,720      5.25% due 9/01/2024                                        2,982
    2,860      5.25% due 9/01/2025                                        3,129

    5,400   San Diego, California, Unified Port District, Revenue
            Refunding Bonds, AMT, Series A, 5.25%
            due 9/01/2019 (f)                                             5,831

            San Diego County, California, COP (Salk Institute for
            Bio Studies) (f):
    3,570      5.75% due 7/01/2022                                        3,884
    5,200      5.75% due 7/01/2031                                        5,655

            San Diego County, California, Water Authority, Water
            Revenue Bonds, COP, Series A (e):
    7,350      5% due 5/01/2030                                           7,767
   10,000      5% due 5/01/2031                                          10,560

    9,630   San Francisco, California, Bay Area Rapid Transit
            District, Sales Tax Revenue Refunding Bonds,
            Series A, 5% due 7/01/2030 (f)                               10,235

            San Francisco, California, City and County Airport
            Commission, International Airport Revenue Refunding
            Bonds, Second Series 28B (f):
    3,000      5.25% due 5/01/2023                                        3,214
    6,455      5.25% due 5/01/2024                                        6,916

            San Francisco, California, City and County Airport
            Commission, International Airport, Special Facilities
            Lease Revenue Bonds (SFO Fuel Company LLC), AMT,
            Series A (e):
    1,000      6.10% due 1/01/2020                                        1,047
      985      6.125% due 1/01/2027                                       1,031

            San Francisco, California, Community College District, GO, Refunding, Series A (b):
    1,735      5.375% due 6/15/2019                                       1,869
    1,730      5.375% due 6/15/2020                                       1,864
    1,925      5.375% due 6/15/2021                                       2,074

    4,135   San Jose, California, Airport Revenue Bonds, Series D,
            5% due 3/01/2028 (f)                                          4,336

    1,632   San Jose, California, Financing Authority, Lease Revenue
            Refunding Bonds, DRIVERS, Series 1280Z, 6.131%
            due 12/01/2010 (a)(h)                                         1,762



     Face
   Amount   Municipal Bonds                                               Value

California (continued)

  $ 4,250   San Juan, California, Unified School District, GO
            (Election of 2002), 5% due 8/01/2028 (f)                  $   4,466

    4,350   San Mateo County, California, Transit District, Sales
            Tax Revenue Refunding Bonds, Series A, 5%
            due 6/01/2029 (f)                                             4,624

    2,595   Santa Clara, California, Redevelopment Agency,
            Tax Allocation Bonds (Bayshore North Project),
            Series A, 5.25% due 6/01/2019 (a)                             2,721

    5,500   Santa Clara, California, Subordinated Electric Revenue
            Bonds, Series A, 5% due 7/01/2028 (f)                         5,776

    1,100   Santa Clara Valley, California, Water District, Water
            Utility System Revenue, Series A, 5.125%
            due 6/01/2031 (b)                                             1,146

            Santa Rosa, California, High School District, GO:
    3,000      5.375% due 8/01/2026 (e)                                   3,233
    2,500      (Election of 2002), 5% due 8/01/2028 (f)                   2,627

    6,750   Shasta, California, Joint Powers Financing Authority,
            Lease Revenue Bonds (County Administration Building
            Project), Series A, 5% due 4/01/2033 (f)                      7,051

    1,645   South Tahoe, California, Joint Powers Financing Authority,
            Revenue Refunding Bonds (South Tahoe Redevelopment
            Project Area Number 1), Series A, 5% due 10/01/2029 (e)       1,732

    5,000   Southern California Public Power Authority, Power
            Project Revenue Bonds (Magnolia Power Project),
            Series A-1, 5% due 7/01/2033 (a)                              5,230

    2,600   Stockton, California, Public Financing Authority,
            Water Revenue Bonds (Water System Capital
            Improvement Projects), Series A, 5%
            due 10/01/2031 (f)                                            2,765

    1,055   Stockton, California, Public Financing Revenue
            Refunding Bonds, Series A, 5.875%
            due 9/02/2016 (e)                                             1,065

    1,500   Tehachapi, California, COP, Refunding (Installment
            Sale), 5.75% due 11/01/2016 (e)                               1,654

    6,000   Tracy, California, Community Development Agency,
            Tax Allocation Refunding Bonds, Series A, 5%
            due 3/01/2034 (a)                                             6,247

    3,000   Turlock, California, Public Finance Authority, Sewer
            Revenue Bonds, Series A, 5% due 9/15/2033 (b)                 3,149

            University of California Revenue Bonds:
    8,720      (Multiple Purpose Projects), Series Q, 5%
               due 9/01/2024 (e)                                          9,227
    6,110      (Multiple Purpose Projects), Series Q, 5%
               due 9/01/2033 (e)                                          6,385
    4,790      Series O, 5.125% due 9/01/2031 (b)                         5,047

    3,395   Ventura County, California, Community College District,
            GO, Refunding, Series A, 5% due 8/01/2027 (f)                 3,569

    2,550   Vista, California, Unified School District, GO, Series B,
            5% due 8/01/2028 (b)                                          2,679

    2,185   Walnut, California, Public Financing Authority, Tax
            Allocation Revenue Bonds (Walnut Improvement Project),
            5.375% due 9/01/2021 (a)                                      2,355

    6,690   West Contra Costa, California, Unified School District,
            GO (Election of 2002), Series B, 5% due 8/01/2032 (e)         6,977



ANNUAL REPORTS                                                 OCTOBER 31, 2006



Schedule of Investments (concluded)

BlackRock MuniYield California Insured Fund, Inc.                (In Thousands)


     Face
   Amount   Municipal Bonds                                               Value

Puerto Rico--7.7%

  $10,000   Puerto Rico Commonwealth Infrastructure Financing
            Authority, Special Tax and Capital Appreciation
            Revenue Bonds, Series A, 4.56%
            due 7/01/2029 (a)(l)                                      $   3,740

    4,335   Puerto Rico Commonwealth, Public Improvement,
            GO, 5.75% due 7/01/2010 (f)(g)                                4,658

   10,000   Puerto Rico Municipal Finance Agency, GO, RIB,
            Series 225, 7.66% due 8/01/2012 (e)(h)                       11,316

   20,000   Puerto Rico Public Finance Corporation, Commonwealth
            Appropriation Revenue Bonds, Series E, 5.75%
            due 2/01/2007 (g)                                            20,111

            Total Municipal Bonds
            (Cost--$665,990)--134.1%                                    695,281



            Municipal Bonds Held in Trust (n)

California--30.5%

   19,870   California State, Veterans, GO, Refunding, AMT,
            Series B, 5.70% due 12/01/2032 (a)                           20,303

   10,000   East Bay Municipal Utility District, California, Water
            System Revenue Bonds, Sub-Series A, 5%
            due 6/01/2035 (f)                                            10,593

   15,150   Long Beach, California, Harbor Revenue Bonds, AMT,
            Series A, 5.375%, due 5/15/2024                              16,003

   16,000   Los Angeles, California, Department of Water and Power,
            Power System Revenue Refunding Bonds, Series A,
            Sub-Series A-2, 5% due 7/01/2027 (f)                         16,813

            Port of Oakland, California, Revenue Bonds, AMT,
            Series K (b):
    9,180      5.75% due 11/01/2012                                       9,768
   10,820      5.75% due 11/01/2013                                      11,513



     Face
   Amount   Municipal Bonds Held in Trust (n)                             Value

California (concluded)

  $19,035   Port of Oakland, California, Revenue Refunding
            Bonds, AMT, Series L, 5.375% due 11/01/2027 (b)           $  20,482

   24,710   San Diego, California, Certificates of Undivided
            Interest Revenue Bonds (Water Utility Fund),
            5.20% due 8/01/2024 (b)                                      25,551

   10,500   San Francisco, California, Bay Area Rapid Transit
            District, Sales Tax Revenue Refunding Bonds,
            Series A, 5% due 7/01/2034 (f)                               11,155

    8,137   San Jose, California, Financing Authority, Lease
            Revenue Refunding Bonds (Civic Center Project),
            Series B, 5% due 6/01/2032 (a)                                8,462

    7,300   San Jose, California, Redevelopment Agency,
            Tax Allocation Bonds (Housing Set-Aside
            Merged Area), AMT, Series E, 5.85%
            due 8/01/2027 (f)                                             7,556

            Total Municipal Bonds Held in Trust
            (Cost--$155,120)--30.5%                                     158,199



   Shares
     Held   Short-Term Securities

    1,124   CMA California Municipal Money Fund, 3.07% (j)(k)             1,124

            Total Short-Term Securities
            (Cost--$1,124)--0.2%                                          1,124

Total Investments (Cost--$822,234*)--164.8%                             854,604
Other Assets Less Liabilities--3.8%                                      19,896
Liability for Trust Certificates,
  Including Interest Expense Payable--(15.5%)                          (80,631)
Preferred Stock, at Redemption Value--(53.1%)                         (275,202)
                                                                     ----------
Net Assets Applicable to Common Stock--100.0%                        $  518,667
                                                                     ==========



* The cost and unrealized appreciation (depreciation) of investments as of October 31, 2006, as computed for federal income tax purposes, were as follows:


    Aggregate cost                                  $       742,447
                                                    ===============
    Gross unrealized appreciation                   $        32,205
    Gross unrealized depreciation                              (52)
                                                    ---------------
    Net unrealized appreciation                     $        32,153
                                                    ===============


(a) AMBAC Insured.

(b) FGIC Insured.

(c) FHLMC Collateralized.

(d) FNMA/GNMA Collateralized.

(e) FSA Insured.

(f) MBIA Insured.

(g) Prerefunded.

(h) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(i) Escrowed to maturity.

(j) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:



                                                  Net          Dividend
    Affiliate                                   Activity        Income

    CMA California Municipal Money Fund          1,117           $135


(k) Represents the current yield as of October 31, 2006.

(l) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.

(m) Assured Guaranty Insured.

(n) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1(c) to Financial Statements for details of Municipal Bonds Held in Trust.

    See Notes to Financial Statements.



ANNUAL REPORTS                                                 OCTOBER 31, 2006



Schedule of Investments as of October 31, 2006

BlackRock MuniYield Florida Fund                                 (In Thousands)


     Face
   Amount   Municipal Bonds                                               Value

District of Columbia--0.5%

  $ 1,000   Metropolitan Washington Airports Authority, D.C.,
            Airport System Revenue Bonds, AMT, Series A, 5.25%
            due 10/01/2032 (f)                                        $   1,050


Florida--129.9%

    2,100   Alachua County, Florida, School Board, COP, 5.25%
            due 7/01/2029 (b)                                             2,253

    1,595   Arbor Greene Community Development District, Florida,
            Special Assessment Revenue Refunding Bonds, 5%
            due 5/01/2019                                                 1,682

    2,420   Bay County, Florida, Sales Tax Revenue Bonds, 5%
            due 9/01/2027 (b)                                             2,589

    2,000   Beacon Tradeport Community Development District,
            Florida, Special Assessment Revenue Refunding
            Bonds (Commercial Project), Series A, 5.625%
            due 5/01/2032 (o)                                             2,176

    2,030   Brevard County, Florida, Local Option Fuel Tax Revenue
            Bonds, 5% due 8/01/2024 (f)                                   2,164

    2,870   Broward County, Florida, Airport System Revenue
            Bonds, AMT, Series I, 5.75% due 10/01/2018 (b)                3,136

            Broward County, Florida, Educational Facilities Authority
            Revenue Bonds (Nova Southeastern University):
    2,750      5% due 4/01/2031 (c)                                       2,907
    1,000      Series B, 5.625% due 4/01/2034                             1,056

            Cape Coral, Florida, Special Obligation Revenue
            Bonds (m):
    1,750      5% due 10/01/2023                                          1,880
    2,060      5% due 10/01/2026                                          2,201
    2,425      5% due 10/01/2033                                          2,579

            Citrus County, Florida, Hospital Board Revenue Refunding
            Bonds (Citrus Memorial Hospital):
    2,305      6.25% due 8/15/2023                                        2,539
    2,850      6.375% due 8/15/2032                                       3,148

      460   Collier County, Florida, IDA, IDR, Refunding (Southern
            States Utilities), AMT, 6.50% due 10/01/2025                    470

            Duval County, Florida, HFA, S/F Mortgage Revenue
            Refunding Bonds, AMT (i):
    1,170      5.40% due 10/01/2021                                       1,195
    1,955      5.85% due 10/01/2027 (m)                                   2,012

      485   Florida Housing Finance Corporation, Homeowner
            Mortgage Revenue Refunding Bonds, AMT, Series 4,
            6.25% due 7/01/2022 (j)                                         496

            Florida Municipal Loan Council Revenue Bonds (m):
    1,580      Series A-1, 5.125% due 7/01/2034                           1,675
    4,250      Series B, 5.375% due 11/01/2030                            4,528

    1,220   Florida State Board of Education, Capital Outlay, GO,
            Public Education, Series A, 6% due 1/01/2010 (n)              1,319

    2,500   Florida State Board of Education, GO (Public Education
            Capital Outlay), Series J, 5% due 6/01/2031                   2,635

    1,000   Florida State Board of Education, Lottery Revenue
            Bonds, Series A, 6% due 7/01/2010 (f)(n)                      1,087

    1,000   Florida State Governmental Utility Authority, Utility
            Revenue Bonds (Lehigh Utility System), 5.125%
            due 10/01/2033 (b)                                            1,059



     Face
   Amount   Municipal Bonds                                               Value

Florida (continued)

  $ 1,075   Gainesville, Florida, Utilities System Revenue Bonds,
            Series A, 5.25% due 10/01/2022                            $   1,168

    5,000   Hernando County, Florida, School Board, COP, 5%
            due 7/01/2035 (m)                                             5,290

            Highlands County, Florida, Health Facilities Authority,
            Hospital Revenue Bonds (Adventist Health System):
    5,900      Series A, 6% due 11/15/2011 (n)                            6,582
    1,000      Series C, 5.25% due 11/15/2036                             1,067

            Hillsborough County, Florida, Court Facilities Revenue
            Bonds (b)(n):
    3,945      5.40% due 11/01/2007                                       4,055
    1,055      5.40% due 11/01/2012                                       1,157

            Hillsborough County, Florida, IDA, Exempt Facilities
            Revenue Bonds (National Gypsum Company), AMT:
    2,500      Series A, 7.125% due 4/01/2030                             2,750
    3,750      Series B, 7.125% due 4/01/2030                             4,125

    1,000   Hillsborough County, Florida, IDA, Hospital Revenue
            Bonds (H. Lee Moffitt Cancer Center Project), Series C,
            5.50% due 7/01/2032                                           1,056

    1,000   Hillsborough County, Florida, Port District Revenue
            Bonds (Tampa Port Authority Project), AMT, 5%
            due 6/01/2026 (m)                                             1,048

    1,500   Hillsborough County, Florida, School Board, COP, 5%
            due 7/01/2029 (m)                                             1,568

    1,000   Jacksonville, Florida, Economic Development
            Commission, Health Care Facilities Revenue Bonds
            (Mayo Clinic-Jacksonville), Series A, 5.50%
            due 11/15/2036 (m)                                            1,084

            Jacksonville, Florida, Economic Development
            Commission, IDR (Metropolitan Parking Solutions
            Project), AMT (a):
    1,140      5.50% due 10/01/2030                                       1,223
    2,800      5.875% due 6/01/2031                                       3,099

    1,500   Jacksonville, Florida, Excise Taxes Revenue Bonds,
            Series B, 5.125% due 10/01/2032 (f)                           1,586

    2,315   Jacksonville, Florida, Guaranteed Entitlement Revenue
            Refunding and Improvement Bonds, 5.25%
            due 10/01/2032 (f)                                            2,474

    3,800   Jacksonville, Florida, Sales Tax Revenue Bonds, 5%
            due 10/01/2027 (m)                                            3,992

    3,500   Lakeland, Florida, Hospital System Revenue Bonds
            (Lakeland Regional Health System), Series A, 5.5%
            due 11/15/2009 (m)(n)                                         3,723

    3,375   Lee County, Florida, Capital Revenue Bonds, 5.25%
            due 10/01/2023 (b)                                            3,661

       35   Lee County, Florida, HFA, S/F Mortgage Revenue Bonds
            (Multi-County Program), AMT, Series A-1, 7.125%
            due 3/01/2028 (i)                                                35

      200   Lee County, Florida, Hospital Board of Directors,
            Hospital Revenue Bonds (Memorial Health System),
            VRDN, Series A, 3.66% due 4/01/2025 (q)                         200

    2,500   Lee County, Florida, School Board, COP, Series A,
            5% due 8/01/2024 (j)                                          2,677



ANNUAL REPORTS                                                 OCTOBER 31, 2006



Schedule of Investments (continued)

BlackRock MuniYield Florida Fund                                 (In Thousands)


     Face
   Amount   Municipal Bonds                                               Value


Florida (continued)

  $   110   Leon County, Florida, HFA, S/F Mortgage Revenue
            Bonds (Multi-County Program), AMT, Series B, 7.30%
            due 1/01/2028 (g)(k)                                      $     113

       85   Manatee County, Florida, HFA, S/F Mortgage Revenue
            Bonds, AMT, Sub-Series 2, 7.75% due 5/01/2026 (g)(k)             86

      220   Manatee County, Florida, HFA, S/F Mortgage Revenue
            Refunding Bonds, AMT, Sub-Series 1, 6.25%
            due 11/01/2028 (g)(k)                                           222

    1,000   Marco Island, Florida, Utility System Revenue Bonds,
            5% due 10/01/2033 (m)                                         1,051

            Martin County, Florida, Health Facilities Authority,
            Hospital Revenue Bonds (Martin Memorial Medical
            Center), Series A:
    1,350      5.75% due 11/15/2022                                       1,466
    3,535      5.875% due 11/15/2032                                      3,848

    3,000   Miami Beach, Florida, Water and Sewer Revenue
            Bonds, 5.75% due 9/01/2025 (b)                                3,245

            Miami-Dade County, Florida, Aviation Revenue Bonds,
            AMT, Series A:
    4,335      5% due 10/01/2033 (j)                                      4,471

    4,300      (Miami International Airport)
               6% due 10/01/2029 (f)                                      4,663

    3,865      (Miami International Airport)
               5% due 10/01/2033 (f)                                      4,004

    1,750   Miami-Dade County, Florida, Educational Facilities
            Authority Revenue Bonds (University of Miami),
            Series A, 5.75% due 4/01/2029 (b)                             1,880

    4,750   Miami-Dade County, Florida, Expressway Authority,
            Toll System Revenue Bonds, Series B, 5%
            due 7/01/2033 (f)                                             5,000

      490   Miami-Dade County, Florida, HFA, Home Ownership
            Mortgage Revenue Refunding Bonds, AMT, Series A-1,
            6.30% due 10/01/2020 (h)(k)                                     504

        3   Miami-Dade County, Florida, Health Facilities Authority,
            Hospital Revenue Refunding Bonds, DRIVERS, Series 208,
            7.366% due 8/15/2017 (b)(r)                                       3

            Miami-Dade County, Florida, School Board COP:
    3,200      Series A, 5.50% due 10/01/2009 (j)(n)                      3,373
    2,500      Series B, 5% due 11/01/2031 (b)                            2,649

    2,800   Miami-Dade County, Florida, Solid Waste System
            Revenue Bonds, 5.25% due 10/01/2030 (m)                       3,043

            Orange County, Florida, Health Facilities Authority,
            Hospital Revenue Bonds:
    1,750      (Adventist Health System), 6.25% due 11/15/2024            1,954
    5,140      (Orlando Regional Healthcare), 6%
               due 12/01/2012 (n)                                         5,770

   10,500   Orange County, Florida, School Board, COP, Series A,
            5.25% due 8/01/2009 (m)(n)                                   11,064



     Face
   Amount   Municipal Bonds                                               Value

Florida (continued)

            Orlando and Orange County, Florida, Expressway
            Authority Revenue Bonds, Series B (b):
  $ 3,000      5% due 7/01/2030                                       $   3,145
   10,185      5% due 7/01/2035                                          10,666

    1,000   Orlando, Florida, Utilities Commission, Water and
            Electric Revenue Refunding Bonds, Series C, 5.25%
            due 10/01/2023                                                1,074

    1,955   Osceola County, Florida, School Board, COP, Series A,
            5.25% due 6/01/2027 (b)                                       2,084

    1,760   Osceola County, Florida, Tourist Development Tax
            Revenue Bonds, Series A, 5.50% due 10/01/2027 (f)             1,907

    5,000   Palm Beach County, Florida, Airport System Revenue
            Bonds, AMT, Series A, 5% due 10/01/2034 (m)                   5,240

    3,390   Palm Beach County, Florida, Criminal Justice Facilities
            Revenue Bonds, 7.20% due 6/01/2015 (f)                        4,253

            Palm Beach County, Florida, School Board,
            COP, Series A:
    6,000      6.25% due 8/01/2010 (f)(n)                                 6,601
    2,200      5% due 8/01/2031 (j)                                       2,338

    1,435   Palm Coast, Florida, Utility System Revenue Bonds, 5%
            due 10/01/2027 (m)                                            1,506

    3,500   Peace River/Manasota Regional Water Supply Authority,
            Florida, Utility System Revenue Bonds, Series A, 5%
            due 10/01/2025 (j)                                            3,728

            Pinellas County, Florida, HFA, S/F Housing Revenue
            Refunding Bonds (Multi-County Program), AMT,
            Series A-1 (h)(k):
      430      6.30% due 9/01/2020                                          434
      655      6.35% due 9/01/2025                                          662

    3,000   Pinellas County, Florida, Health Facilities Authority
            Revenue Bonds (BayCare Health System Inc.), 5.75%
            due 5/15/2013 (n)                                             3,346

            Polk County, Florida, Public Facilities Revenue
            Bonds (m):
    1,300     5% due 12/01/2025                                           1,388
    1,480     5% due 12/01/2033                                           1,570

    4,385   Polk County, Florida, School Board COP, Master Lease,
            Series A, 5.50% due 1/01/2025 (j)                             4,710

    1,200   Port Everglades Authority, Florida, Port Revenue Bonds,
            7.125% due 11/01/2016 (e)                                     1,412

    1,215   Port St. Lucie, Florida, Utility Revenue Bonds, 5.25%
            due 9/01/2025 (m)                                             1,326

    3,500   Port St. Lucie, Florida, Utility System Revenue Refunding
            Bonds, Series A, 5% due 9/01/2029 (m)                         3,732

    2,045   Reedy Creek, Florida, Improvement District, Utilities
            Revenue Bonds, Series 1, 5% due 10/01/2025 (b)                2,181

            Saint Johns County, Florida, Ponte Vedra Utility System
            Revenue Bonds (j):
    1,900      5% due 10/01/2030                                          2,015
    1,000      5% due 10/01/2035                                          1,059



ANNUAL REPORTS                                                 OCTOBER 31, 2006



Schedule of Investments (continued)

BlackRock MuniYield Florida Fund                                 (In Thousands)


     Face
   Amount   Municipal Bonds                                               Value

Florida (concluded)

            Saint Johns County, Florida, Sales Tax Revenue
            Bonds (b):
  $ 2,400      Series A, 5.25% due 10/01/2032                         $   2,582
    1,200      Series A, 5.25% due 10/01/2034                             1,290
    1,015      Series B, 5.25% due 10/01/2032                             1,092

            South Florida Water Management District, COP (b):
    1,175      5% due 10/01/2031                                          1,250
    2,275      5% due 10/01/2036                                          2,416

            South Lake County, Florida, Hospital District Revenue
            Bonds (South Lake Hospital Inc.):
    1,000      5.80% due 10/01/2034                                       1,046
    1,150      6.375% due 10/01/2034                                      1,278

            Sumter County, Florida, Capital Improvement Revenue
            Bonds (b):
    2,190      5% due 6/01/2026                                           2,339
    3,500      5% due 6/01/2030                                           3,725

    5,000   Tampa Bay, Florida, Water Utility System Revenue
            Bonds, 5.75% due 10/01/2011 (f)(n)                            5,490

    3,235   University of Central Florida (UCF) Athletics Association
            Inc., COP, Series A, 5.25% due 10/01/2034 (f)                 3,476

            Village Center Community Development District, Florida, Recreational Revenue Bonds, Series A (m):
    1,995      5.375% due 11/01/2034                                      2,182
    1,000      5.125% due 11/01/2036                                      1,070

    5,040   Village Center Community Development District, Florida,
            Utility Revenue Bonds, 5.125% due 10/01/2028 (m)              5,344

    1,000   Volusia County, Florida, IDA, Student Housing Revenue
            Bonds (Stetson University Project), Series A, 5%
            due 6/01/2035 (d)                                             1,059

    5,000   Volusia County, Florida, School Board, COP (Master
            Lease Program), 5.50% due 8/01/2024 (j)                       5,281


Georgia--1.7%

    3,270   Atlanta, Georgia, Airport Passenger Facility Charge
            and Subordinate Lien General Revenue Refunding
            Bonds, Series C, 5% due 1/01/2033 (j)                         3,424


New Jersey--3.6%

            New Jersey EDA, Cigarette Tax Revenue Bonds:
    3,500      5.50% due 6/15/2024                                        3,710
    1,735      5.75% due 6/15/2029                                        1,888
      505      5.50% due 6/15/2031                                          538

    1,000   Tobacco Settlement Financing Corporation of
            New Jersey, Asset-Backed Revenue Bonds, 7%
            due 6/01/2041                                                 1,157



     Face
   Amount   Municipal Bonds                                               Value

Puerto Rico--4.5%

  $ 1,000   Puerto Rico Commonwealth, Public Improvement,
            GO, Series A, 5.25% due 7/01/2026                         $   1,080

    2,000   Puerto Rico Public Buildings Authority, Government
            Facilities Revenue Refunding Bonds, Series I, 5%
            due 7/01/2036                                                 2,084

            Puerto Rico Public Finance Corporation, Commonwealth
            Appropriation Revenue Bonds, Series E:
    1,715      5.70% due 2/01/2010 (n)                                    1,828
    4,025      5.50% due 8/01/2029                                        4,288

            Total Municipal Bonds
            (Cost--$270,528)--140.2%                                    287,159



            Municipal Bonds Held in Trust (s)

Florida--18.2%

   16,000   Miami-Dade County, Florida, Expressway
            Authority, Toll System Revenue Bonds, 6.375%
            due 7/01/2010 (f)(n)                                         17,620

    6,595   Miami-Dade County, Florida, Health Facilities
            Authority, Hospital Revenue Refunding Bonds
            (Miami Children's Hospital), Series A, 5.625%
            due 8/15/2011 (b)(n)                                          7,143

            Santa Rosa County, Florida, School Board, COP,
            Revenue Refunding Bonds, Series 2 (f):
    1,180      5.25% due 2/01/2026                                        1,279
    1,820      5.25% due 2/01/2031                                        1,972

    8,500   South Broward, Florida, Hospital District, Hospital
            Revenue Bonds, 5.625% due 5/01/2032 (m)                       9,280

            Total Municipal Bonds Held in Trust
            (Cost--$35,244)--18.2%                                       37,294



   Shares
     Held   Short-Term Securities

    7,459   CMA Florida Municipal Money Fund, 2.88% (l)(p)                7,459

            Total Short-Term Securities
            (Cost--$7,459)--3.6%                                          7,459

Total Investments (Cost--$313,231*)--162.0%                             331,912
Other Assets Less Liabilities--0.1%                                         273
Liability for Trust Certificates,
  Including Interest Expense Payable--(8.4%)                           (17,259)
Preferred Shares, at Redemption Value--(53.7%)                        (110,061)
                                                                     ----------
Net Assets Applicable to Common Shares--100.0%                       $  204,865
                                                                     ==========



ANNUAL REPORTS                                                 OCTOBER 31, 2006



Schedule of Investments (concluded)

BlackRock MuniYield Florida Fund                                 (In Thousands)


* The cost and unrealized appreciation (depreciation) of investments as of October 31, 2006, as computed for federal income tax purposes, were as follows:


    Aggregate cost                                  $       298,814
                                                    ===============
    Gross unrealized appreciation                   $        16,119
    Gross unrealized depreciation                              (68)
                                                    ---------------
    Net unrealized appreciation                     $        16,051
                                                    ===============


(a) ACA Insured.

(b) AMBAC Insured.

(c) Assured Guaranty Insured.

(d) CIFG Insured.

(e) Escrowed to maturity.

(f) FGIC Insured.

(g) FHLMC Collateralized.

(h) FNMA Collateralized.

(i) FNMA/GNMA Collateralized.

(j) FSA Insured.

(k) GNMA Collateralized.

(l) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                    Net        Dividend
    Affiliate                                     Activity      Income

    CMA Florida Municipal Money Fund                 7,459       $150
    Merrill Lynch Institutional Tax-Exempt Fund      (500)       --++

      ++ Amount is less than $1,000.


(m) MBIA Insured.

(n) Prerefunded.

(o) Radian Insured.

(p) Represents the current yield as of October 31, 2006.

(q) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(r) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(s) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1(c) to Financial Statements for details of Municipal Bonds Held in Trust.

o Forward interest rate swaps outstanding as of October 31, 2006 were as follows:

                                                Notional      Unrealized
                                                 Amount      Depreciation

    Pay a fixed rate of 3.856% and
    receive a floating rate based on a
    1-week Bond Market Association rate

    Broker, JPMorgan Chase Bank
    Expires December 2016                       $25,000         $(431)

    See Notes to Financial Statements.



ANNUAL REPORTS                                                 OCTOBER 31, 2006



Schedule of Investments as of October 31, 2006

BlackRock MuniYield Michigan Insured Fund II, Inc.               (In Thousands)


     Face
   Amount   Municipal Bonds                                               Value

Michigan--136.5%

  $ 2,400   Adrian, Michigan, City School District, GO, 5%
            due 5/01/2034 (d)                                         $   2,522

            Anchor Bay, Michigan, School District, School Building
            and Site, GO (c)(f):
    2,000      Series I, 6% due 5/01/2009                                 2,116
    3,165      Series II, 5.75% due 5/01/2010                             3,392

    2,275   Bay City, Michigan, School District, School Building &
            Site, GO, 5% due 5/01/2031 (d)                                2,422

    2,150   Bullock Creek, Michigan, School District, GO, 5.50%
            due 5/01/2010 (e)(f)                                          2,287

    1,000   Central Montcalm, Michigan, Public Schools, GO,
            5.75% due 5/01/2009 (e)(f)                                    1,052

    3,850   Charlotte, Michigan, Public School District, GO,
            5.375% due 5/01/2009 (c)(f)                                   4,018

    2,420   Delta County, Michigan, Economic Development
            Corporation, Environmental Improvement Revenue
            Refunding Bonds (Mead Westvaco-Escanaba),
            Series A, 6.25% due 4/15/2012 (f)                             2,735

            Detroit, Michigan, City School District, GO (School
            Building and Site Improvement) (c):
    2,000      Series A, 5% due 5/01/2013 (f)                             2,158
    1,480      Series A, 5.375% due 5/01/2013(f)                          1,629
    1,900      Series B, 5% due 5/01/2028                                 1,980

    2,000   Detroit, Michigan, City School District, GO (School
            Building and Site Improvement), Refunding, Series A,
            5% due 5/01/2021 (d)                                          2,136

            Detroit, Michigan, Water Supply System Revenue Bonds:
    4,600      Senior Lien, Series A, 5% due 7/01/2034 (e)                4,798
    1,780      Second Lien, Series B, 5% due 7/01/2013 (e)(f)             1,923
    2,620      Second Lien, Series B, 5% due 7/01/2034 (e)                2,733
    2,000      Series B, 5.25% due 7/01/2013 (e)(f)                       2,190

    2,500   Dickinson County, Michigan, Economic Development
            Corporation, Environmental Improvement Revenue
            Refunding Bonds (International Paper Company Project),
            Series A, 5.75% due 6/01/2016                                 2,682

    2,170   Dickinson County, Michigan, Healthcare System, Hospital
            Revenue Refunding Bonds, 5.80% due 11/01/2024 (h)             2,279

            East Grand Rapids, Michigan, Public School District,
            GO (d)(f):
    1,610      5.75% due 5/01/2009                                        1,695
    6,300      6% due 5/01/2009                                           6,666

            Eaton Rapids, Michigan, Public Schools, School Building
            and Site, GO (d):
    2,000      5.25% due 5/01/2023                                        2,177
    1,000      5% due 5/01/2026                                           1,057
    1,250      5% due 5/01/2029                                           1,318

            Flint, Michigan, Hospital Building Authority, Revenue
            Refunding Bonds (Hurley Medical Center), Series A (h):
      385      5.375% due 7/01/2020                                         393
      775      6% due 7/01/2020                                             845

    1,800   Fowlerville, Michigan, Community Schools, School
            District, GO, 5% due 5/01/2030 (c)                            1,897



     Face
   Amount   Municipal Bonds                                               Value

Michigan (continued)

  $ 3,650   Gibraltar, Michigan, School District, School Building
            and Site, GO, 5% due 5/01/2028 (c)                        $   3,851

            Grand Blanc, Michigan, Community Schools, GO (c):
    1,000      5.625% due 5/01/2017                                       1,088
    1,000      5.625% due 5/01/2018                                       1,087
    1,100      5.625% due 5/01/2019                                       1,196

            Grand Rapids, Michigan, Building Authority Revenue
            Bonds, Series A (a):
      665      5.50% due 10/01/2012 (f)                                     732
      805      5.50% due 10/01/2018                                         880
      190      5.50% due 10/01/2019                                         208

    1,500   Grand Rapids, Michigan, Sanitation Sewer System
            Revenue Refunding and Improvement Bonds, Series A,
            5.50% due 1/01/2022 (c)                                       1,745

      225   Harper Woods, Michigan, City School District, School
            Building and Site, GO, Refunding, 5% due 5/01/2034 (c)          236

    4,500   Hartland, Michigan, Consolidated School District, GO,
            6% due 5/01/2010  (c)(f)                                      4,857

    1,275   Haslett, Michigan, Public School District, Building and
            Site, GO, 5.625% due 11/01/2011 (e)(f)                        1,395

    2,000   Howell, Michigan, Public Schools, GO, 5.875%
            due 5/01/2009 (e)(f)                                          2,111

    2,660   Hudsonville, Michigan, Public Schools, School Building
            and Site, GO, 5% due 5/01/2029 (d)                            2,804

    3,975   Jackson, Michigan, Public Schools, GO, 5.375%
            due 5/01/2010 (c)(f)                                          4,211

    3,750   Kalamazoo, Michigan, Hospital Finance Authority,
            Hospital Facility Revenue Refunding Bonds (Bronson
            Methodist Hospital), 5.50% due 5/15/2008 (e)(f)               3,893

    3,000   Kent, Michigan, Hospital Finance Authority Revenue
            Bonds (Spectrum Health), Series A, 5.50%
            due 7/15/2011 (e)(f)                                          3,269

    1,440   Ludington, Michigan, Area School District, GO, 5.25%
            due 5/01/2023 (e)                                             1,563

    1,125   Michigan Higher Education Facilities Authority, Limited
            Obligation Revenue Bonds (Hillsdale College Project),
            5% due 3/01/2035                                              1,164

    1,000   Michigan Higher Education Facilities Authority, Limited
            Obligation Revenue Refunding Bonds (Hope College),
            Series A, 5.90% due 4/01/2032                                 1,058

            Michigan Higher Education Facilities Authority Revenue
            Refunding Bonds (College for Creative Studies):
      550      5.85% due 12/01/2022                                         588
    1,000      5.90% due 12/01/2027                                       1,066

    3,000   Michigan Higher Education Student Loan Authority,
            Student Loan Revenue Bonds, AMT, Series XVII-B,
            5.40% due 6/01/2018 (a)                                       3,083

            Michigan State Building Authority Revenue Bonds
            (Facilities Program), Series II:
    1,185      4.67% due 10/15/2009 (a)(b)(j)                             1,063
    1,675      4.77% due 10/15/2010 (a)(b)(j)                             1,446



ANNUAL REPORTS                                                 OCTOBER 31, 2006



Schedule of Investments (continued)

BlackRock MuniYield Michigan Insured Fund II, Inc.               (In Thousands)


     Face
   Amount   Municipal Bonds                                               Value

Michigan (continued)

            Michigan State Building Authority, Revenue
            Refunding Bonds:
  $ 2,000      (Facilities Program), Series II, 5%
               due 10/15/2029 (e)                                     $   2,098
    4,600      (Facilities Program), Series II, 5%
               due 10/15/2033 (a)                                         4,883

    3,870   Michigan State COP, 5.50% due 6/01/2010 (a)(f)                4,114

            Michigan State, Comprehensive Transportation Revenue
            Refunding Bonds (d):
    1,000      5% due 5/15/2026                                           1,070
    1,500      Series A, 5.50% due 11/01/2018                             1,622

      285   Michigan State, HDA, Rental Housing Revenue Bonds,
            AMT, Series A, 5.30% due 10/01/2037 (e)                         291

    1,000   Michigan State Hospital Finance Authority, Hospital
            Revenue Bonds (Mid-Michigan Obligation Group),
            Series A, 5.50% due 4/15/2018 (a)                             1,076

            Michigan State Hospital Finance Authority, Hospital
            Revenue Refunding Bonds:
    1,300      (Crittenton Hospital), Series A, 5.625%
               due 3/01/2027                                              1,392
    1,250      (Sparrow Obligation Group), 5.625%
               due 11/15/2031                                             1,327

            Michigan State Hospital Finance Authority Revenue
            Bonds:
    2,000      (Mercy Health Services), Series R, 5.375%
               due 8/15/2026 (a)(b)                                       2,023
    3,420      (Mid-Michigan Obligor Group), Series A, 5%
               due 4/15/2036                                              3,542

            Michigan State Hospital Finance Authority, Revenue
            Refunding Bonds:
    4,000      5% due 11/15/2036 (e)                                      4,207
    8,000      (Ascension Health Credit), Series A, 6.125%
               due 11/15/2009 (e)(f)                                      8,648
    3,760      (Ascension Health Credit), Series A, 6.25%
               due 11/15/2009 (e)(f)                                      4,078
    1,345      (Henry Ford Health System), Series A, 5.25%
               due 11/15/2032                                             1,440
    4,065      (Henry Ford Health System), Series A, 5%
               due 11/15/2038                                             4,228
    3,215      (Mercy Health Services), Series X, 6%
               due 8/15/2009 (e)(f)                                       3,450
    1,000      (Mercy-Mount Clemens), Series A, 6%
               due 5/15/2014 (e)                                          1,061
    2,000      (Mercy-Mount Clemens), Series A, 5.75%
               due 5/15/2029 (e)                                          2,113
    1,000      (Trinity Health Credit), Series C, 5.375%
               due 12/01/2023                                             1,064
    3,450      (Trinity Health Credit), Series C, 5.375%
               due 12/01/2030                                             3,667
    1,900      (Trinity Health Credit), Series D, 5% due 8/15/2034        1,990
    5,500      (Trinity Health), Series A, 6% due 12/01/2027 (a)          6,003

    1,000   Michigan State Housing Development Authority,
            Limited Obligation M/F Housing Revenue Bonds
            (Deaconess Towers Apartments), AMT, 5.25%
            due 2/20/2048 (l)                                             1,031



     Face
   Amount   Municipal Bonds                                               Value

Michigan (continued)

            Michigan State Strategic Fund, Limited Obligation
            Revenue Refunding Bonds:
  $ 9,500      (Detroit Edison Company Pollution Control Project),
               AMT, Series A, 5.55% due 9/01/2029 (e)                 $  10,019
    2,000      (Detroit Edison Company Pollution Control Project),
               Series AA, 6.95% due 5/01/2011 (c)                         2,262
    3,200      (Detroit Edison Company Pollution Control Project),
               Series C, 5.45% due 9/01/2029                              3,357
    1,375      (Dow Chemical Company Project), AMT, 5.50%
               due 12/01/2028                                             1,478

    6,500   Monroe County, Michigan, Economic Development
            Corp., Limited Obligation Revenue Refunding Bonds
            (Detroit Edison Co. Project), Series AA, 6.95%
            due 9/01/2022 (c)                                             8,589

    1,200   New Lothrop, Michigan, Area Public Schools, School
            Building and Site, GO, 5% due 5/01/2035 (d)                   1,270

      600   Oak Park, Michigan, Street Improvement, GO, 5%
            due 5/01/2030 (e)                                               639

    1,000   Plainwell, Michigan, Community Schools, School
            District, School Building and Site, GO, 5.50%
            due 11/01/2012 (d)(f)                                         1,099

    1,000   Pontiac, Michigan, Tax Increment Finance Authority,
            Revenue Refunding Bonds (Development Area
            Number 3), 5.375% due 6/01/2017 (h)                           1,058

    1,000   Reed, Michigan, City Public Schools, School Building
            and Site, GO, 5% due 5/01/2014 (d)(f)                         1,087

    1,900   Rochester, Michigan, Community School District, GO,
            Series II, 5.50% due 11/01/2011 (e)(f)                        2,067

    1,500   Romulus, Michigan, Community Schools, GO, 5.75%
            due 5/01/2009 (c)(f)                                          1,579

    1,050   Roseville, Michigan, School District, School Building
            and Site, GO, Refunding, 5% due 5/01/2031 (d)                 1,118

            Saginaw Valley State University, Michigan, General
            Revenue Refunding Bonds (c):
    1,450      5% due 7/01/2024                                           1,537
    1,000      5% due 7/01/2034                                           1,052

    2,500   Saint Clair County, Michigan, Economic Revenue
            Refunding Bonds (Detroit Edison Company), RIB,
            Series 282, 8.92% due 8/01/2024 (a)(g)                        2,824

    2,650   South Lyon, Michigan, Community Schools, GO,
            Series A, 5.75% due 5/01/2010 (e)(f)                          2,840

            Southfield, Michigan, Public Schools, School Building
            and Site, GO, Series A (d):
    1,950      5.25% due 5/01/2027                                        2,103
    1,000      5% due 5/01/2029                                           1,054

    1,000   Sparta, Michigan, Area Schools, School Building and
            Site, GO, 5% due 5/01/2030 (c)                                1,054

    6,500   Wayne Charter County, Michigan, Airport Revenue
            Bonds (Detroit Metropolitan Wayne County), AMT,
            Series A, 5.375% due 12/01/2015 (e)                           6,752



ANNUAL REPORTS                                                 OCTOBER 31, 2006



Schedule of Investments (concluded)

BlackRock MuniYield Michigan Insured Fund II, Inc.               (In Thousands)


     Face
   Amount   Municipal Bonds                                               Value

Michigan (concluded)

  $ 1,180   Wayne Charter County, Michigan, Detroit
            Metropolitan Airport, GO, Airport Hotel, Series A,
            5% due 12/01/2030 (e)                                     $   1,234

            Wayne County, Michigan, Airport Authority Revenue
            Bonds, AMT (e):
    5,200      (Detroit Metropolitan Wayne County Airport), 5%
               due 12/01/2034                                             5,416
        3      DRIVERS, Series 1081-Z, 6.591% due 6/01/2013 (g)               3

    5,300   Wyoming, Michigan, Sewage Disposal System Revenue
            Bonds, 5% due 6/01/2030 (e)                                   5,618

    1,330   Zeeland, Michigan, Public Schools, School Building
            and Site, GO, 5% due 5/01/2029 (e)                            1,402


Puerto Rico--1.3%

    1,100   Puerto Rico Commonwealth Highway and
            Transportation Authority, Transportation Revenue
            Refunding Bonds, Series K, 5% due 7/01/2040                   1,147

    1,000   Puerto Rico Commonwealth, Public Improvement,
            GO, Series A, 5.25% due 7/01/2026                             1,080

            Total Municipal Bonds
            (Cost--$225,833)--137.8%                                    242,850



            Municipal Bonds Held in Trust (m)

Michigan--25.6%

    2,700   Detroit, Michigan, Water Supply System, Senior Lien
            Revenue Bonds, Series A, 5.75% due 7/01/2011 (c)(f)           2,975

            Michigan State Building Authority, Revenue Refunding
            Bonds (Facilities Program), Series I:
    7,000      5.50% due 10/15/2010 (d)                                   7,548
    5,350      5.50% due 10/15/2011 (b)                                   5,642



     Face
   Amount   Municipal Bonds Held in Trust (m)                             Value

Michigan (concluded)

            Michigan State COP, Refunding (New Center
            Development Inc.) (b)(e):
  $ 5,715      5.75% due 9/01/2010                                    $   6,194
    5,045      5.75% due 9/01/2011                                        5,468

    8,000   Saint Clair County, Michigan, Economic Revenue
            Refunding Bonds (Detroit Edison Co. Project),
            Series AA, 6.40% due 8/01/2024 (a)                            8,518

            Wayne County, Michigan, Airport Authority Revenue
            Bonds (Detroit Metropolitan Wayne County Airport),
            AMT (e):
    4,475      5.25% due 12/01/2025                                       4,797
    3,700      5.25% due 12/01/2026                                       3,966


Puerto Rico--2.8%

    4,540   Puerto Rico Electric Power Authority, Power Revenue
            Bonds, Series HH, 5.75% due 7/01/2010 (d)(f)                  4,917

            Total Municipal Bonds Held in Trust
            (Cost--$49,853)--28.4%                                       50,025



   Shares
     Held   Short-Term Securities

    4,714   CMA Michigan Municipal Money Fund,
            2.96% (i)(k)                                                  4,714

            Total Short-Term Securities
            (Cost--$4,714)--2.7%                                          4,714

Total Investments (Cost--$280,400*)--168.9%                             297,589
Other Assets Less Liabilities--0.8%                                       1,524
Liability for Trust Certificates,
  Including Interest Expense Payable--(13.1%)                          (23,864)
Preferred Stock, at Redemption Value--(56.2%)                          (99,033)
                                                                     ----------
Net Assets Applicable to Common Stock--100.0%                        $  176,216
                                                                     ==========


* The cost and unrealized appreciation (depreciation) of investments as of October 31, 2006, as computed for federal income tax purposes, were as follows:


    Aggregate cost                                  $       257,124
                                                    ===============
    Gross unrealized appreciation                   $        16,782
    Gross unrealized depreciation                                --
                                                    ---------------
    Net unrealized appreciation                     $        16,782
                                                    ===============


(a) AMBAC Insured.

(b) Escrowed to maturity.

(c) FGIC Insured.

(d) FSA Insured.

(e) MBIA Insured.

(f) Prerefunded.

(g) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(h) ACA Insured.

(i) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                  Net          Dividend
    Affiliate                                   Activity        Income

    CMA Michigan Municipal Money Fund           (1,899)          $92


(j) Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase.

(k) Represents the current yield as of October 31, 2006.

(l) GNMA Collateralized.

(m) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1(c) to Financial Statements for details of Municipal Bonds Held in Trust.

    See Notes to Financial Statements.



ANNUAL REPORTS                                                 OCTOBER 31, 2006



Schedule of Investments as of October 31, 2006

BlackRock MuniYield New York Insured Fund, Inc.                  (In Thousands)


     Face
   Amount   Municipal Bonds                                               Value

New York--122.1%

  $23,790   Albany County, New York, Airport Authority, Airport
            Revenue Bonds, AMT, 6% due 12/15/2023 (c)(q)              $  24,836

            Buffalo, New York, School, GO, Series D (b):
    1,250      5.50% due 12/15/2014                                       1,359
    1,500      5.50% due 12/15/2016                                       1,632

    4,300   Buffalo, New York, Sewer Authority, Revenue
            Refunding Bonds, Series F, 6% due 7/01/2013 (b)               4,804

    1,700   Dutchess County, New York, Resource Recovery Agency
            Revenue Bonds (Solid Waste System-Forward), Series A,
            5.40% due 1/01/2013 (d)                                       1,818

            Erie County, New York, IDA, School Facility Revenue
            Bonds (City of Buffalo Project) (c):
    1,900      5.75% due 5/01/2020                                        2,100
    5,250      5.75% due 5/01/2024                                        5,620

            Huntington, New York, GO, Refunding, (a):
      485      5.50% due 4/15/2011                                          524
      460      5.50% due 4/15/2012                                          506
      455      5.50% due 4/15/2013                                          504
      450      5.50% due 4/15/2014                                          504
      450      5.50% due 4/15/2015                                          508

    1,675   Ilion, New York, Central School District, GO, Series B,
            5.50% due 6/15/2010 (b)(e)                                    1,803

            Long Island Power Authority, New York, Electric
            System Revenue Bonds:
    7,000      Series A, 5% due 9/01/2029 (a)                             7,404
    8,500      Series A, 5% due 9/01/2034 (a)                             8,964
   10,000      Series C, 5% due 9/01/2035                                10,507

    5,750   Long Island Power Authority, New York, Electric
            System Revenue Refunding Bonds, Series B, 5%
            due 12/01/2035 (j)                                            6,096

    4,250   Madison County, New York, IDA, Civic Facility
            Revenue Bonds (Colgate University Project), Series A,
            5% due 7/01/2035 (a)                                          4,507

    2,000   Metropolitan Transportation Authority, New York,
            Commuter Facilities Revenue Bonds, Series A, 5.75%
            due 1/01/2008 (d)(e)                                          2,080

   10,000   Metropolitan Transportation Authority, New York,
            Commuter Facilities Revenue Refunding Bonds, Series B,
            4.875% due 7/01/2018 (b)(h)                                  10,297

            Metropolitan Transportation Authority, New York,
            Dedicated Tax Fund Revenue Bonds, Series A:
    5,000      5% due 11/15/2011 (b)(e)                                   5,332
    9,500      5% due 11/15/2035 (d)                                     10,133

            Metropolitan Transportation Authority, New York,
            Dedicated Tax Fund, Revenue Refunding Bonds, Series A:
   10,600      5% due 11/15/2030 (d)                                     11,088
    1,015      5% due 11/15/2032 (c)                                      1,061

            Metropolitan Transportation Authority, New York,
            Revenue Refunding Bonds:
    3,900      RIB, Series 724X, 7.69% due 11/15/2032 (c)(g)              4,731
    1,740      Series A, 5.125% due 11/15/2022 (b)                        1,864
   16,105      Series A, 5% due 11/15/2030 (c)                           16,963
    2,500      Series A, 5.25% due 11/15/2031 (b)                         2,681
    1,500      Series B, 5% due 11/15/2028 (d)                            1,580



     Face
   Amount   Municipal Bonds                                               Value

New York (continued)

  $ 2,000   Metropolitan Transportation Authority, New York,
            Service Contract Revenue Refunding Bonds, Series A,
            5% due 7/01/2025 (b)                                      $   2,119

            Metropolitan Transportation Authority, New York, Transit
            Facilities Revenue Refunding Bonds, Series C (c)(e):
    2,885      5.125% due 1/01/2012                                       3,102
    1,640      5.125% due 7/01/2012                                       1,771

    3,000   Metropolitan Transportation Authority, New York,
            Transportation Revenue Bonds, Series A, 5%
            due 11/15/2032 (b)                                            3,152

            Metropolitan Transportation Authority, New York,
            Transportation Revenue Refunding Bonds, Series F (d):
    6,235      5.25% due 11/15/2027                                       6,687
    5,000      5% due 11/15/2031                                          5,228

            Monroe County, New York, IDA Revenue Bonds
            (Southview Towers Project), AMT:
    1,400      6.125% due 2/01/2020                                       1,501
    1,125      6.25% due 2/01/2031                                        1,213

    1,160   Montgomery County, New York, IDA, Lease Revenue
            Bonds (Hamilton Fulton Montgomery Board of
            Cooperative Educational Services Project), Series A,
            5% due 7/01/2034 (l)                                          1,217

   10,830   Nassau Health Care Corporation, New York, Health
            System Revenue Bonds, 5.75% due 8/01/2009 (c)(e)             11,666

            New York City, New York, City Housing Development
            Corporation, M/F Housing Revenue Bonds, AMT, Series C:
    1,500      5% due 11/01/2026                                          1,543
    2,000      5.05% due 11/01/2036                                       2,084

    1,275   New York City, New York, City IDA, Civic Facility
            Revenue Refunding Bonds (Nightingale-Bamford School),
            5.25% due 1/15/2018 (a)                                       1,380

    7,075   New York City, New York, City IDA, IDR (Japan Airlines
            Company), AMT, 6% due 11/01/2015 (c)                          7,146

            New York City, New York, City IDA, PILOT Revenue
            Bonds:
    9,250      (Queens Baseball Stadium Project), 5%
               due 1/01/2036 (a)                                          9,873
    6,500      (Yankee Stadium Project), 5% due 3/01/2036 (d)             6,926
   17,500      (Yankee Stadium Project), 4.50%
               due 3/01/2039 (b)                                         17,524

    7,970   New York City, New York, City IDA, Parking Facility
            Revenue Bonds (Royal Charter-New York Presbyterian),
            5.75% due 12/15/2029 (c)                                      8,862

    1,500   New York City, New York, City IDA, Special Facility
            Revenue Refunding Bonds (Terminal One Group
            Association Project), AMT, 5.50% due 1/01/2024                1,624

    6,750   New York City, New York, City Municipal Financing
            Authority, Water and Sewer Systems Revenue Bonds,
            5% due 6/15/2036 (d)                                          7,184

      500   New York City, New York, City Municipal Water Finance
            Authority, Water and Sewer System, Crossover Revenue
            Refunding Bonds, Series F, 5% due 6/15/2029 (c)                 518



ANNUAL REPORTS                                                 OCTOBER 31, 2006



Schedule of Investments (continued)

BlackRock MuniYield New York Insured Fund, Inc.                  (In Thousands)


     Face
   Amount   Municipal Bonds                                               Value

New York (continued)

            New York City, New York, City Municipal Water Finance
            Authority, Water and Sewer System Revenue Bonds:
  $ 2,850      Series A, 5.75% due 6/15/2009 (b)(e)                   $   3,036
   14,700      Series B, 5.75% due 6/15/2007 (d)(e)                      15,048

            New York City, New York, City Municipal Water
            Finance Authority, Water and Sewer System, Revenue
            Refunding Bonds:
    5,000      5.50% due 6/15/2010 (d)(e)                                 5,380
    1,250      Series A, 5.125% due 6/15/2034 (d)                         1,320
    5,500      Series A, 5% due 6/15/2035 (a)                             5,758
    1,750      Series C, 5% due 6/15/2035 (d)                             1,843

    1,020   New York City, New York, City Transit Authority,
            Metropolitan Transportation Authority, Triborough,
            COP, Series A, 5.625% due 1/01/2012 (a)                       1,090

            New York City, New York, City Transitional Finance
            Authority, Future Tax Secured Revenue Bonds:
    6,805      Series B, 6.25% due 5/15/2010 (b)(e)                       7,479
      800      Series B, 6.25% due 5/15/2010 (e)                            880
    1,260      Series C, 5.50% due 5/01/2009 (e)                          1,332
   16,195      Series C, 5% due 2/01/2033 (b)                            17,038
    2,500      Series E, 5.25% due 2/01/2022 (d)                          2,693

    3,000   New York City, New York, City Transitional Finance
            Authority, Future Tax Secured, Revenue Refunding
            Bonds, Series D, 5.25% due 2/01/2021 (d)                      3,248

    1,000   New York City, New York, City Transitional Finance
            Authority, Revenue Refunding Bonds, Series A, 5%
            due 11/15/2026 (b)                                            1,053

            New York City, New York, GO:
    3,000      Series A, 5.75% due 5/15/2010 (b)(e)                       3,249
    2,500      Series B, 5.75% due 8/01/2013 (d)                          2,704
    3,750      Series D, 5.25% due 10/15/2023                             4,023
    8,000      Series J, 5% due 5/15/2023                                 8,426
    9,500      Series M, 5% due 4/01/2035                                 9,958
    1,150      Sub-Series C-1, 5.25% due 8/15/2026                        1,234
    3,965      VRDN, Sub-Series A-6, 3.58%
               due 11/01/2026 (c)(f)                                      3,965

            New York City, New York, GO, Refunding:
      895      Series A, 6.375% due 5/15/2010 (b)(e)                        987
       70      Series B, 7% due 2/01/2018 (a)                                71
    1,500      VRDN, Series H, Sub-Series H-2, 3.61%
               due 8/01/2013 (d)(f)                                       1,500

    5,700   New York City, New York, Sales Tax Asset
            Receivable Corporation Revenue Bonds, Series A,
            5% due 10/15/2032 (a)                                         6,041

    4,250   New York City, New York, Trust for Cultural Resources,
            Revenue Refunding Bonds (American Museum of
            Natural History), Series A, 5% due 7/01/2036 (d)              4,496

    2,400   New York Convention Center Development Corporation,
            New York, Revenue Bonds (Hotel Unit Fee Secured),
            5% due 11/15/2030 (a)                                         2,550



     Face
   Amount   Municipal Bonds                                               Value

New York (continued)

  $ 1,000   New York State Dormitory Authority, Consolidated
            Revenue Refunding Bonds (City University System),
            Series 1, 5.625% due 1/01/2008 (c)(e)                     $   1,043

    5,000   New York State Dormitory Authority, Non-State
            Supported Debt, Revenue Refunding Bonds (Cornell
            University), Series A, 5% due 7/01/2035                       5,323

            New York State Dormitory Authority Revenue Bonds:
    3,580      (Eger Health Care and Rehabilitation Center),
               6.10% due 8/01/2037 (i)                                    3,895
    1,500      (Long Island University), Series B, 5.25%
               due 9/01/2028 (k)                                          1,592
    2,000      (New School for Social Research), 5.75%
               due 7/01/2007 (d)(e)                                       2,069
    1,180      (New York State Rehabilitation Association),
               Series A, 5.25% due 7/01/2019 (j)                          1,278
    1,000      (New York State Rehabilitation Association),
               Series A, 5.125% due 7/01/2023 (j)                         1,055
    6,900      (School Districts Financing Program), Series E,
               5.75% due 10/01/2030 (d)                                   7,622
    1,000      Series B, 6.50% due 2/15/2011 (d)(h)                       1,118
    3,560      (State University Adult Facilities), Series B,
               5.75% due 5/15/2010 (c)(e)                                 3,856
    1,780      (Upstate Community Colleges), Series A,
               6% due 7/01/2010 (c)(e)                                    1,947

            New York State Dormitory Authority, Revenue
            Refunding Bonds:
    3,155      (City University System), Series C, 7.50%
               due 7/01/2010 (b)                                          3,402
    4,255      (Mental Health Services Facilities Improvement),
               Series A, 5.75% due 2/15/2007 (d)(e)                       4,367
    1,370      (School District Financing Program), Series I,
               5.75% due 10/01/2018 (d)                                   1,524
    6,000      (Siena College), 5.75% due 7/01/2007 (d)(e)                6,206

            New York State Dormitory Authority, Supported Debt
            Revenue Bonds:
    1,570      (Mental Health Facilities), Series B, 5.25%
               due 2/15/2014 (e)                                          1,727
      270      (Mental Health Facilities), Series B, 5.25%
               due 2/15/2023                                                290
    3,000      (State University Dormitory Facilities), Series A,
               5% due 7/01/2031 (d)                                       3,204

    1,000   New York State Dormitory Authority, Supported Debt
            Revenue Refunding Bonds (Department of Health),
            Series A, 5% due 7/01/2025 (j)                                1,058

   14,250   New York State Energy Research and Development
            Authority, Gas Facilities Revenue Refunding Bonds
            (Brooklyn Union Gas Company/Keyspan), AMT,
            Series A, 4.70% due 2/01/2024 (b)                            14,661

    3,500   New York State Environmental Facilities Corporation,
            Special Obligation Revenue Refunding Bonds
            (Riverbank State Park), 6.25% due 4/01/2012 (a)               3,854

      800   New York State Housing Finance Agency, State Personal
            Income Tax Revenue Bonds (Economic Development
            and Housing), Series A, 5% due 9/15/2023 (d)                    848



ANNUAL REPORTS                                                 OCTOBER 31, 2006



Schedule of Investments (continued)

BlackRock MuniYield New York Insured Fund, Inc.                  (In Thousands)


     Face
   Amount   Municipal Bonds                                               Value

New York (continued)

  $ 1,985   New York State Mortgage Agency, Homeowner
            Mortgage Revenue Bonds, AMT, Series 130, 4.80%
            due 10/01/2037                                            $   2,002

            New York State Mortgage Agency, Homeowner
            Mortgage Revenue Refunding Bonds, AMT:
    1,540      Series 133, 4.95% due 10/01/2021                           1,590
    7,400      Series 137, 4.70% due 10/01/2031                           7,429

            New York State Municipal Bond Bank Agency, Special
            School Purpose Revenue Bonds, Series C:
    3,470      5.25% due 6/01/2019                                        3,726
    3,920      5.25% due 6/01/2020                                        4,232

    6,000   New York State Thruway Authority, General Revenue
            Bonds, Series F, 5% due 1/01/2030 (a)                         6,358

            New York State Thruway Authority, General Revenue
            Refunding Bonds, Series G (c):
    8,000      4.75% due 1/01/2029                                        8,275
   17,750      4.75% due 1/01/2030                                       18,361

    2,820   New York State Thruway Authority, Highway and
            Bridge Trust Fund Revenue Bonds, Series A, 6.25%
            due 4/01/2011 (c)                                             3,082

            New York State Thruway Authority, Local Highway
            and Bridge Service Contract Revenue Bonds (e):
    3,000      5.75% due 4/01/2010 (a)                                    3,243
    2,000      Series A-2, 5.375% due 4/01/2008 (d)                       2,071

    2,170   New York State Thruway Authority, Local Highway
            and Bridge Service Contract, Revenue Refunding Bonds,
            6% due 4/01/2007 (d)(e)                                       2,235

    4,380   New York State Thruway Authority, Second General
            Highway and Bridge Trust Fund Revenue Bonds,
            Series A, 5% due 4/01/2026 (a)                                4,685

            New York State Urban Development Corporation,
            Personal Income Tax Revenue Bonds:
    3,000      Series C-1, 5% due 3/15/2013 (d)(e)                        3,243
    5,000      (State Facilities), Series A-1, 5% due 3/15/2029 (b)       5,274

    3,190   New York State Urban Development Corporation,
            Revenue Refunding Bonds (Correctional Capital
            Facilities), Series A, 6.50% due 1/01/2011 (c)                3,546

    1,000   Niagara Falls, New York, City School District, COP,
            Refunding (High School Facility), 5% due 6/15/2028 (c)        1,055

    1,000   Niagara Falls, New York, GO (Water Treatment Plant),
            AMT, 7.25% due 11/01/2010 (d)                                 1,131

    2,705   Niagara, New York, Frontier Authority, Airport Revenue
            Bonds (Buffalo Niagara International Airport), Series B,
            5.50% due 4/01/2019 (d)                                       2,847

    1,260   North Country, New York, Development Authority,
            Solid Waste Management System, Revenue Refunding
            Bonds, 6% due 5/15/2015 (c)                                   1,408

            North Hempstead, New York, GO, Refunding,
            Series B (b):
    1,745      6.40% due 4/01/2013                                        2,019
      555      6.40% due 4/01/2017                                          676



     Face
   Amount   Municipal Bonds                                               Value

New York (continued)

  $ 1,665   Oneida County, New York, IDA, Civic Facilities
            Revenue Bonds (Mohawk Valley), Series A, 5.20%
            due 2/01/2013 (c)                                         $   1,725

    2,500   Port Authority of New York and New Jersey,
            Consolidated Revenue Bonds, AMT, 137th Series,
            5.125% due 7/15/2030 (c)                                      2,647

    4,000   Port Authority of New York and New Jersey,
            Consolidated Revenue Refunding Bonds, AMT,
            119th Series, 5.50% due 9/15/2016 (b)                         4,046

   15,000   Port Authority of New York and New Jersey Revenue
            Refunding Bonds, AMT, 120th Series, 6%
            due 10/15/2032 (d)                                           15,474

            Port Authority of New York and New Jersey, Special
            Obligation Revenue Bonds, AMT (d):
        2      DRIVERS, Series 278, 7.585% due 12/01/2022 (g)                 2
   14,750      (JFK International Air Terminal), Series 6, 6.25%
               due 12/01/2010                                            16,111
    7,175      (JFK International Air Terminal LLC), Series 6,
               6.25% due 12/01/2011                                       7,971
    3,500      (JFK International Air Terminal LLC), Series 6,
               5.75% due 12/01/2025                                       3,576
    4,425      (Special Project--JFK International Air Terminal),
               Series 6, 6.25% due 12/01/2013                             5,042
    7,380      (Special Project--JFK International Air Terminal),
               Series 6, 6.25% due 12/01/2014                             8,533

    1,255   Rensselaer County, New York, IDA, Civic Facility
            Revenue Bonds (Rensselaer Polytechnic Institute),
            Series B, 5.50% due 8/01/2022 (a)                             1,330

    2,500   Rensselaer, New York, City School District, COP, 5%
            due 6/01/2036 (l)                                             2,654

    1,000   Suffolk County, New York, IDA, Civic Facility Revenue
            Refunding Bonds (Dowling College), Series A, 5%
            due 6/01/2036 (n)                                             1,035

    4,625   Suffolk County, New York, IDA, IDR (Keyspan--Port
            Jefferson), AMT, 5.25% due 6/01/2027                          4,837

            Suffolk County, New York, IDA, Solid Waste Disposal
            Facility, Revenue Refunding Bonds (Ogden Martin
            System Huntington Project), AMT (a):
    8,530      6% due 10/01/2010                                          9,234
    9,170      6.15% due 10/01/2011                                      10,139
    6,470      6.25% due 10/01/2012                                       7,288

    1,750   Suffolk County, New York, Public Improvement, GO,
            Series B, 4.50% due 11/01/2024 (d)                            1,805

            Tobacco Settlement Financing Corporation of
            New York Revenue Bonds:
    5,000      Series A-1, 5.25% due 6/01/2020 (a)                        5,388
    2,000      Series A-1, 5.25% due 6/01/2022 (a)                        2,148
    2,000      Series C-1, 5.50% due 6/01/2021                            2,187
    1,900      Series C-1, 5.50% due 6/01/2022                            2,074

    2,305   Triborough Bridge and Tunnel Authority, New York,
            General Purpose Revenue Refunding Bonds, Series Y,
            6% due 1/01/2012 (d)(h)                                       2,494



ANNUAL REPORTS                                                 OCTOBER 31, 2006



Schedule of Investments (continued)

BlackRock MuniYield New York Insured Fund, Inc.                  (In Thousands)


     Face
   Amount   Municipal Bonds                                               Value

New York (concluded)

            Triborough Bridge and Tunnel Authority, New York,
            Revenue Refunding Bonds (d):
  $ 7,000      5.25% due 11/15/2023                                   $   7,570
   19,675      5% due 11/15/2032                                         20,560
    2,265      Series A, 5% due 1/01/2012 (e)                             2,422
    1,500      Series B, 5% due 11/15/2032                                1,567

            Triborough Bridge and Tunnel Authority, New York,
            Subordinate Revenue Bonds:
    2,465      5% due 11/15/2028 (a)                                      2,596
    6,000      Series A, 5.25% due 11/15/2030 (d)                         6,437

    1,050   Western Nassau County, New York, Water Authority,
            Water System Revenue Refunding Bonds, 5%
            due 5/01/2035 (a)                                             1,110

    2,010   Yonkers, New York, GO, Series A, 5.75%
            due 10/01/2010 (b)(e)                                         2,192


Guam--0.8%

            A.B. Won Guam International Airport Authority,
            General Revenue Refunding Bonds, AMT, Series C (d):
    2,240      5.25% due 10/01/2021                                       2,351
    2,050      5.25% due 10/01/2022                                       2,152


Puerto Rico--9.4%

            Puerto Rico Commonwealth Highway and Transportation
            Authority, Transportation Revenue Bonds:
    2,265      Series G, 5.25% due 7/01/2019 (b)                          2,464
    1,000      Series G, 5.25% due 7/01/2021 (b)                          1,086
    1,250      Trust Receipts, Class R, Series B, 7.803%
               due 7/01/2035 (d)(g)                                       1,473

    3,000   Puerto Rico Commonwealth Highway and
            Transportation Authority, Transportation
            Revenue Refunding Bonds, Series D, 5.75%
            due 7/01/2012 (e)                                             3,336

            Puerto Rico Commonwealth Infrastructure Financing
            Authority, Special Tax and Capital Appreciation Revenue
            Bonds, Series A (o):
   22,030      4.62% due 7/01/2031 (b)                                    7,524
    3,900      4.67% due 7/01/2035 (a)                                    1,095
    8,000      4.77% due 7/01/2043 (a)                                    1,566

    1,000   Puerto Rico Commonwealth, Public Improvement, GO,
            Refunding, Series B, 5.25% due 7/01/2032                      1,081

    1,000   Puerto Rico Commonwealth, Public Improvement, GO,
            Series A, 5.25% due 7/01/2030                                 1,083

    4,000   Puerto Rico Convention Center District Authority,
            Hotel Occupancy Tax Revenue Bonds, Series A, 5%
            due 7/01/2031 (a)                                             4,285



     Face
   Amount   Municipal Bonds                                               Value

Puerto Rico (concluded)

            Puerto Rico Electric Power Authority, Power
            Revenue Bonds:
  $ 4,750      Series NN, 5.125% due 7/01/2029                        $   5,014
    5,000      Series RR, 5% due 7/01/2029 (j)                            5,310
    7,095      Series RR, 5% due 7/01/2030 (l)                            7,519
    7,100      Series RR, 5% due 7/01/2035 (b)                            7,551

            Puerto Rico Public Finance Corporation, Commonwealth
            Appropriation Revenue Bonds, Series E:
    2,300      5.50% due 2/01/2012 (e)                                    2,511
      700      5.50% due 8/01/2029                                          746

            Total Municipal Bonds
            (Cost--$716,982)--132.3%                                    751,296



            Municipal Bonds Held in Trust (r)

New York--30.0%

   50,000   Metropolitan Transportation Authority, New York,
            Revenue Refunding Bonds, Series A, 5.75%
            due 11/15/2032 (c)                                           55,330

   33,750   New York Convention Center Development
            Corporation, New York, Revenue Bonds (Hotel Unit
            Fee Secured), 5% due 11/15/2035 (a)                          35,737

   25,000   New York City, New York, City Municipal Water
            Finance Authority, Water and Sewer System Revenue
            Bonds, Series A, 5.75% due 6/15/2011 (d)(e)                  27,280

   22,085   New York City, New York, GO, Series C, 5.75%
            due 3/15/2027 (c)                                            24,458

   10,155   Port Authority of New York and New Jersey, Special
            Obligation Revenue Bonds (JFK International Air
            Terminal), AMT, Series 6, 5.75% due 12/01/2022 (d)           10,570

            New York City, New York, Sales Tax Asset Receivable
            Corporation Revenue Bonds, Series A (a):
   13,000      5.25% due 10/15/2027                                      14,020
   16,000      5% due 10/15/2032                                         17,255

            Total Municipal Bonds Held in Trust
            (Cost--$179,221)--32.5%                                     184,650



   Shares
     Held   Short-Term Securities

    1,604   CMA New York Municipal Money Fund, 3.03% (m)(p)               1,604

            Total Short-Term Securities
            (Cost--$1,604)--0.3%                                          1,604

Total Investments (Cost--$897,807*)--165.1%                             937,550
Other Assets Less Liabilities--3.6%                                      20,610
Liability for Trust Certificates,
  Including Interest Expense Payable--(15.1%)                          (85,980)
Preferred Stock, at Redemption Value--(53.6%)                         (304,226)
                                                                     ----------
Net Assets Applicable to Common Stock--100.0%                        $  567,954
                                                                     ==========



ANNUAL REPORTS                                                 OCTOBER 31, 2006



Schedule of Investments (concluded)

BlackRock MuniYield New York Insured Fund, Inc.                  (In Thousands)



* The cost and unrealized appreciation (depreciation) of investments as of October 31, 2006, as computed for federal income tax purposes, were as follows:


    Aggregate cost                                  $       813,121
                                                    ===============
    Gross unrealized appreciation                   $        39,564
    Gross unrealized depreciation                             (130)
                                                    ---------------
    Net unrealized appreciation                     $        39,434
                                                    ===============


(a) AMBAC Insured.

(b) FGIC Insured.

(c) FSA Insured.

(d) MBIA Insured.

(e) Prerefunded.

(f) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(g) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(h) Escrowed to maturity.

(i) FHA Insured.

(j) CIFG Insured.

(k) Radian Insured.

(l) XL Capital Insured.

(m) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                  Net          Dividend
    Affiliate                                   Activity        Income

    CMA New York Municipal Money Fund             503            $95


(n) ACA Insured.

(o) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.

(p) Represents the current yield as of October 31, 2006.

(q) All or a portion of security held as collateral in connection with open financial futures contracts.

(r) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1(c) to Financial Statements for details of Municipal Bonds Held in Trust.

o Financial futures contracts sold as of October 31, 2006 were as follows:


    Number of                     Expiration        Face        Unrealized
    Contracts      Issue             Date          Value       Depreciation

      279       30-Year U.S.
               Treasury Note    December 2006     $31,081         $(350)

    See Notes to Financial Statements.



ANNUAL REPORTS                                                 OCTOBER 31, 2006


Statements of Net Assets

                                                                                                                      BlackRock
                                                                                 BlackRock          BlackRock         MuniYield
                                                                                 MuniYield          MuniYield         California
                                                                                  Arizona           California         Insured
As of October 31, 2006                                                           Fund, Inc.         Fund, Inc.        Fund, Inc.
Assets

       Investments in unaffiliated securities, at value*                    $   109,093,462    $   528,587,246    $   853,480,669
       Investments in affiliated securities, at value**                           1,418,209          3,993,012          1,123,800
       Cash                                                                          80,591             85,815              5,204
       Receivable for securities sold                                                    --         22,323,238         30,562,378
       Interest receivable                                                        1,936,485          8,196,230         13,368,249
       Prepaid expenses                                                               9,309             13,668             32,483
                                                                            ---------------    ---------------    ---------------
       Total assets                                                             112,538,056        563,199,209        898,572,783
                                                                            ---------------    ---------------    ---------------

Liabilities

       Trust certificates                                                         6,430,000         59,342,500         80,002,222
       Unrealized depreciation on forward interest rate swaps                        14,298                 --                 --
       Payable for securities purchased                                                  --          6,037,318         23,411,096
       Dividends payable to Common Stock shareholders                                    --            156,237            212,897
       Interest expense payable                                                      77,251            463,031            628,293
       Payable to investment adviser                                                 42,692            201,513            323,038
       Payable to other affiliates                                                      680              3,184              5,088
       Accrued expenses                                                              52,173             98,282            121,465
                                                                            ---------------    ---------------    ---------------
       Total liabilities                                                          6,617,094         66,302,065        104,704,099
                                                                            ---------------    ---------------    ---------------

Preferred Stock

       Preferred Stock, at redemption value of AMPS+++ at $25,000
       per share liquidation preference***                                       40,310,170        175,196,312        275,201,522
                                                                            ---------------    ---------------    ---------------

Net Assets Applicable to Common Stock

       Net assets applicable to Common Stock                                $    65,610,792    $   321,700,832    $   518,667,162
                                                                            ===============    ===============    ===============

Net Assets Consist of

       Undistributed investment income--net                                 $       463,121    $     1,657,437    $     2,317,280
       Undistributed (accumulated) realized capital gains (losses)--net             104,426        (1,656,334)       (13,665,739)
       Unrealized appreciation--net                                               5,023,459         20,101,324         32,354,835
                                                                            ---------------    ---------------    ---------------
       Total accumulated earnings--net                                            5,591,006         20,102,427         21,006,376
       Common Stock, par value $.10 per share++                                     451,562          2,129,526          3,436,120
       Paid-in capital in excess of par                                          59,568,224        299,468,879        494,224,666
                                                                            ---------------    ---------------    ---------------
       Net Assets                                                           $    65,610,792    $   321,700,832    $   518,667,162
                                                                            ===============    ===============    ===============
       Net asset value per share of Common Stock                            $         14.53    $         15.11    $         15.09
                                                                            ===============    ===============    ===============
       Market price                                                         $         14.79    $         14.00    $         14.64
                                                                            ===============    ===============    ===============
          * Identified cost of unaffiliated securities                      $   104,055,705    $   508,485,922    $   821,109,721
                                                                            ===============    ===============    ===============
         ** Identified cost of affiliated securities                        $     1,418,209    $     3,993,012    $     1,123,800
                                                                            ===============    ===============    ===============
        *** Preferred Stock authorized, issued and outstanding:
              Series A Shares, par value $.10 per share                                 518              2,400              1,800
                                                                            ===============    ===============    ===============
              Series B Shares, par value $.10 per share                                 694              2,400              1,800
                                                                            ===============    ===============    ===============
              Series C Shares, par value $.10 per share                                 400                800              1,600
                                                                            ===============    ===============    ===============
              Series D Shares, par value $.10 per share                                  --              1,400              2,000
                                                                            ===============    ===============    ===============
              Series E Shares, par value $.10 per share                                  --                 --              2,000
                                                                            ===============    ===============    ===============
              Series F Shares, par value $.10 per share                                  --                 --              1,800
                                                                            ===============    ===============    ===============
         ++ Common Stock issued and outstanding                                   4,515,619         21,295,255         34,361,200
                                                                            ===============    ===============    ===============

        +++ Auction Market Preferred Stock.

            See Notes to Financial Statements.


ANNUAL REPORTS                                                 OCTOBER 31, 2006


Statements of Net Assets (concluded)

                                                                                                  BlackRock          BlackRock
                                                                               BlackRock          MuniYield        MuniYield New
                                                                               MuniYield       Michigan Insured     York Insured
As of October 31, 2006                                                        Florida Fund      Fund II, Inc.        Fund, Inc.
Assets

       Investments in unaffiliated securities, at value*                    $   324,453,662    $   292,875,607    $   935,946,484
       Investments in affiliated securities, at value**                           7,458,500          4,714,033          1,603,803
       Cash                                                                          33,561             37,487                 --
       Receivable for securities sold                                             2,074,073                 --          8,568,122
       Interest receivable                                                        4,430,231          5,272,751         14,567,099
       Prepaid expenses                                                              13,380             12,794             23,541
                                                                            ---------------    ---------------    ---------------
       Total assets                                                             338,463,407        302,912,672        960,709,049
                                                                            ---------------    ---------------    ---------------

Liabilities

       Trust certificates                                                        17,047,500         23,683,781         84,995,000
       Bank overdraft                                                                    --                 --             25,809
       Unrealized depreciation on forward interest rate swaps                       431,275                 --                 --
       Interest expense payable                                                     211,398            180,663            984,801
       Payable for securities purchased                                           5,587,731          3,513,126          1,505,132
       Dividends payable to Common Shareholders/Common Stock shareholders            55,237             91,444            316,432
       Variation margin payable                                                          --                 --            209,250
       Payable to investment adviser                                                125,374            111,585            352,695
       Payable to other affiliates                                                    2,028              1,776              5,000
       Accrued expenses                                                              76,737             81,432            135,424
                                                                            ---------------    ---------------    ---------------
       Total liabilities                                                         23,537,280         27,663,807         88,529,543
                                                                            ---------------    ---------------    ---------------

Preferred Shares/Stock

       Preferred Shares/Stock, at redemption value of AMPS+++ at $25,000
       per share liquidation preference***                                      110,060,673         99,033,324        304,225,960
                                                                            ---------------    ---------------    ---------------

Net Assets Applicable to Common Shares/Stock

       Net assets applicable to Common Shares/Stock                         $   204,865,454    $   176,215,541    $   567,953,546
                                                                            ===============    ===============    ===============

Net Assets Consist of

       Undistributed investment income--net                                 $     1,046,367    $       914,458    $     2,979,732
       Accumulated realized capital losses--net                                (10,316,919)        (7,217,199)       (35,432,297)
       Unrealized appreciation--net                                              18,250,205         17,146,599         39,393,456
                                                                            ---------------    ---------------    ---------------
       Total accumulated earnings--net                                            8,979,653         10,843,858          6,940,891
       Common Shares/Stock, par value $.10 per share++                            1,355,802          1,206,972          3,944,596
       Paid-in capital in excess of par                                         194,529,999        164,164,711        557,068,059
                                                                            ---------------    ---------------    ---------------
       Net Assets                                                           $   204,865,454    $   176,215,541    $   567,953,546
                                                                            ===============    ===============    ===============
       Net asset value per share of Common Shares/Stock                     $         15.11    $         14.60    $         14.40
                                                                            ===============    ===============    ===============
       Market price                                                         $         14.35    $         13.97    $         14.10
                                                                            ===============    ===============    ===============
          * Identified cost of unaffiliated securities                      $   305,772,182    $   275,686,070    $   896,202,731
                                                                            ===============    ===============    ===============
         ** Identified cost of affiliated securities                        $     7,458,500    $     4,714,033    $     1,603,803
                                                                            ===============    ===============    ===============
        *** Preferred Shares/Stock authorized, issued and outstanding:
              Series A Shares, par value $.05 per share                               2,200              2,200              1,700
                                                                            ===============    ===============    ===============
              Series B Shares, par value $.05 per share                               1,600                 --              1,700
                                                                            ===============    ===============    ===============
              Series B Shares, par value $.10 per share                                  --              1,360                 --
                                                                            ===============    ===============    ===============
              Series C Shares, par value $.05 per share                                 600                 --              2,800
                                                                            ===============    ===============    ===============
              Series C Shares, par value $.10 per share                                  --                400                 --
                                                                            ===============    ===============    ===============
              Series D Shares, par value $.05 per share                                  --                 --              1,960
                                                                            ===============    ===============    ===============
              Series E Shares, par value $.05 per share                                  --                 --              2,200
                                                                            ===============    ===============    ===============
              Series F Shares, par value $.05 per share                                  --                 --              1,800
                                                                            ===============    ===============    ===============
         ++ Common Stock/Shares issued and outstanding                           13,558,024         12,069,721         39,445,962
                                                                            ===============    ===============    ===============

        +++ Auction Market Preferred Shares/Stock.

            See Notes to Financial Statements.


ANNUAL REPORTS                                                 OCTOBER 31, 2006


Statements of Operations

                                                                                                                      BlackRock
                                                                                 BlackRock          BlackRock         MuniYield
                                                                                 MuniYield          MuniYield         California
                                                                                  Arizona           California         Insured
For the Year Ended October 31, 2006                                              Fund, Inc.         Fund, Inc.        Fund, Inc.
Investment Income

       Interest and amortization of premium and discount earned             $     5,504,858    $    25,004,029    $    40,844,730
       Dividends from affiliates                                                     27,938            262,352            135,113
                                                                            ---------------    ---------------    ---------------
       Total income                                                               5,532,796         25,266,381         40,979,843
                                                                            ---------------    ---------------    ---------------

Expenses

       Investment advisory fees                                                     523,001          2,450,181          3,920,165
       Interest expense and fees                                                    242,253          1,423,439          2,880,069
       Commission fees                                                              103,076            444,918            707,630
       Accounting services                                                           64,200            165,536            236,562
       Transfer agent fees                                                           44,019             69,157             95,572
       Professional fees                                                             50,722             58,561             61,837
       Printing and shareholder reports                                               6,746             27,014             41,646
       Listing fees                                                                   1,964             16,572             21,183
       Custodian fees                                                                 8,340             26,883             38,354
       Pricing fees                                                                   9,083             17,930             24,497
       Directors' fees and expenses                                                  14,052             24,218             32,023
       Other                                                                         33,833             68,295             60,888
                                                                            ---------------    ---------------    ---------------
       Total expenses before reimbursement                                        1,101,289          4,792,704          8,120,426
       Reimbursement of expenses                                                    (5,210)           (36,605)           (20,167)
                                                                            ---------------    ---------------    ---------------
       Total expenses after reimbursement                                         1,096,079          4,756,099          8,100,259
                                                                            ---------------    ---------------    ---------------
       Investment income--net                                                     4,436,717         20,510,282         32,879,584
                                                                            ---------------    ---------------    ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain on investments--net                                            426,255          3,468,346          4,037,090
                                                                            ---------------    ---------------    ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                       1,136,648          4,191,570          8,293,148
           Forward interest rate swaps--net                                        (14,298)                 --                 --
                                                                            ---------------    ---------------    ---------------
       Total change in unrealized appreciation/depreciation--net                  1,122,350          4,191,570          8,293,148
                                                                            ---------------    ---------------    ---------------
       Total realized and unrealized gain--net                                    1,548,605          7,659,916         12,330,238
                                                                            ---------------    ---------------    ---------------

Dividends & Distributions to Preferred Stock Shareholders

       Dividends and distributions to Preferred Stock shareholders:
           Investment income--net                                               (1,175,501)        (5,371,492)        (8,252,857)
           Realized gain--net                                                      (84,465)                 --                 --
                                                                            ---------------    ---------------    ---------------
       Total dividends and distributions to Preferred Stock shareholders        (1,259,966)        (5,371,492)        (8,252,857)
                                                                            ---------------    ---------------    ---------------
       Net Increase in Net Assets Resulting from Operations                 $     4,725,356    $    22,798,706    $    36,956,965
                                                                            ===============    ===============    ===============

       See Notes to Financial Statements.


ANNUAL REPORTS                                                 OCTOBER 31, 2006


Statements of Operations (concluded)

                                                                                                    BlackRock         BlackRock
                                                                                 BlackRock          MuniYield         MuniYield
                                                                                 MuniYield           Michigan          New York
                                                                                  Florida            Insured           Insured
For the Year Ended October 31, 2006                                                 Fund          Fund II, Inc.       Fund, Inc.
Investment Income

       Interest and amortization of premium and discount earned             $    16,084,301    $    14,460,918    $    44,914,449
       Dividends from affiliates                                                    150,336             91,927             94,883
                                                                            ---------------    ---------------    ---------------
       Total income                                                              16,234,637         14,552,845         45,009,332
                                                                            ---------------    ---------------    ---------------

Expenses

       Investment advisory fees                                                   1,558,020          1,366,227          4,313,544
       Interest expense and fees                                                    670,859            880,136          2,942,210
       Commission fees                                                              279,082            253,858            772,269
       Accounting services                                                          118,420            107,858            254,822
       Transfer agent fees                                                           64,516             64,076            119,435
       Professional fees                                                             64,373             57,362             67,256
       Printing and shareholder reports                                              17,417             15,549             46,630
       Listing fees                                                                  16,572             16,605             24,310
       Custodian fees                                                                19,882             16,870             44,811
       Pricing fees                                                                  17,967             15,033             29,363
       Trustees'/Directors' fees and expenses                                        19,527             18,474             34,081
       Other                                                                         48,628             56,348             69,400
                                                                            ---------------    ---------------    ---------------
       Total expenses before reimbursement                                        2,895,263          2,868,396          8,718,131
       Reimbursement of expenses                                                   (26,824)           (16,908)           (13,621)
                                                                            ---------------    ---------------    ---------------
       Total expenses after reimbursement                                         2,868,439          2,851,488          8,704,510
                                                                            ---------------    ---------------    ---------------
       Investment income--net                                                    13,366,198         11,701,357         36,304,822
                                                                            ---------------    ---------------    ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments--net                                                       1,173,822            664,101              6,252
           Financial futures contracts and/or forward interest rate
           swaps--net                                                               397,207          (175,696)          (249,334)
                                                                            ---------------    ---------------    ---------------
       Total realized gain (loss)--net                                            1,571,029            488,405          (243,082)
                                                                            ---------------    ---------------    ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                       2,980,496            956,523          9,337,398
           Financial futures contracts and/or forward interest rate
           swaps--net                                                             (676,888)                 --          (350,297)
                                                                            ---------------    ---------------    ---------------
       Total change in unrealized appreciation/depreciation--net                  2,303,608            956,523          8,987,101
                                                                            ---------------    ---------------    ---------------
       Total realized and unrealized gain--net                                    3,874,637          1,444,928          8,744,019
                                                                            ---------------    ---------------    ---------------

Dividends to Preferred Shareholders/Preferred Stock Shareholders

       Investment income--net                                                   (3,537,371)        (3,095,027)        (9,387,734)
                                                                            ---------------    ---------------    ---------------
       Net Increase in Net Assets Resulting from Operations                 $    13,703,464    $    10,051,258    $    35,661,107
                                                                            ===============    ===============    ===============

       See Notes to Financial Statements.


ANNUAL REPORTS                                                 OCTOBER 31, 2006


Statements of Changes in Net Assets                                                            (As Restated for 2005. See Note 6)

                                                                                                  BlackRock MuniYield Arizona
                                                                                                              Fund, Inc.

                                                                                                   For the Year Ended October 31,
Increase (Decrease) in Net Assets:                                                                   2006              2005
Operations

       Investment income--net                                                                  $     4,436,717    $     4,351,984
       Realized gain--net                                                                              426,255            710,366
       Change in unrealized appreciation--net                                                        1,122,350        (2,915,171)
       Dividends and distributions to Preferred Stock shareholders                                 (1,259,966)          (613,942)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                          4,725,356          1,533,237
                                                                                               ---------------    ---------------

Dividends & Distributions to Common Stock Shareholders

       Investment income--net                                                                      (3,599,489)        (4,139,688)
       Realized gain--net                                                                            (523,554)           (98,063)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends and distributions to
       Common Stock shareholders                                                                   (4,123,043)        (4,237,751)
                                                                                               ---------------    ---------------

Stock Transactions

       Value of shares issued to Common Stock shareholders in reinvestment of dividends                335,820            347,232
       Offering and underwriting costs, including adjustments, resulting from the
       issuance of Preferred Stock                                                                      42,343          (229,567)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from stock transactions                                    378,163            117,665
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

       Total increase (decrease) in net assets applicable to Common Stock                              980,476        (2,586,849)
       Beginning of year                                                                            64,630,316         67,217,165
                                                                                               ---------------    ---------------
       End of year*                                                                            $    65,610,792    $    64,630,316
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $       463,121    $       801,394
                                                                                               ===============    ===============

             See Notes to Financial Statements.


                                                                                               (As Restated for 2005. See Note 6)

                                                                                                 BlackRock MuniYield California
                                                                                                              Fund, Inc.

                                                                                                   For the Year Ended October 31,
Increase (Decrease) in Net Assets:                                                                   2006              2005
Operations

       Investment income--net                                                                  $    20,510,282    $    19,769,525
       Realized gain--net                                                                            3,468,346          3,325,934
       Change in unrealized appreciation--net                                                        4,191,570       (12,989,118)
       Dividends to Preferred Stock shareholders                                                   (5,371,492)        (2,698,791)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                         22,798,706          7,407,550
                                                                                               ---------------    ---------------

Dividends to Common Stock Shareholders

       Investment income--net                                                                     (14,821,497)       (18,399,100)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to Common Stock shareholders           (14,821,497)       (18,399,100)
                                                                                               ---------------    ---------------

Stock Transactions

       Offering and underwriting costs, including adjustments, resulting from the
       issuance of Preferred Stock                                                                      15,461          (504,510)
                                                                                               ---------------    ---------------
       Net increase (decrease) in net assets resulting from stock transactions                          15,461          (504,510)
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

       Total increase (decrease) in net assets applicable to Common Stock                            7,992,670       (11,496,060)
       Beginning of year                                                                           313,708,162        325,204,222
                                                                                               ---------------    ---------------
       End of year*                                                                            $   321,700,832    $   313,708,162
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $     1,657,437    $     1,340,144
                                                                                               ===============    ===============

             See Notes to Financial Statements.


ANNUAL REPORTS                                                 OCTOBER 31, 2006


Statements of Changes in Net Assets                                             BlackRock MuniYield California Insured Fund, Inc.
                                                                                                   For the Year Ended October 31,
Increase (Decrease) in Net Assets:                                                                   2006              2005
Operations

       Investment income--net                                                                  $    32,879,584    $    32,771,189
       Realized gain--net                                                                            4,037,090          4,558,434
       Change in unrealized appreciation--net                                                        8,293,148       (16,405,544)
       Dividends to Preferred Stock shareholders                                                   (8,252,857)        (4,367,576)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                         36,956,965         16,556,503
                                                                                               ---------------    ---------------

Dividends to Common Stock Shareholders

       Investment income--net                                                                     (27,351,515)       (30,100,411)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to Common Stock shareholders           (27,351,515)       (30,100,411)
                                                                                               ---------------    ---------------

Stock Transactions

       Offering and underwriting costs, including adjustments, resulting from the
       issuance of Preferred Stock                                                                     (4,270)          (595,687)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from stock transactions                                    (4,270)          (595,687)
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

       Total increase (decrease) in net assets applicable to Common Stock                            9,601,180       (14,139,595)
       Beginning of year                                                                           509,065,982        523,205,577
                                                                                               ---------------    ---------------
       End of year*                                                                            $   518,667,162    $   509,065,982
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $     2,317,280    $     4,912,758
                                                                                               ===============    ===============

             See Notes to Financial Statements.


                                                                                                 BlackRock MuniYield Florida Fund

                                                                                                   For the Year Ended October 31,
Increase (Decrease) in Net Assets:                                                                   2006              2005
Operations

       Investment income--net                                                                  $    13,366,198    $    13,339,050
       Realized gain--net                                                                            1,571,029          1,319,459
       Change in unrealized appreciation/depreciation--net                                           2,303,608        (4,748,326)
       Dividends to Preferred shareholders                                                         (3,537,371)        (1,961,036)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                         13,703,464          7,949,147
                                                                                               ---------------    ---------------

Dividends to Common Shareholders

       Investment income--net                                                                     (10,968,155)       (12,521,937)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to Common Shareholders                 (10,968,155)       (12,521,937)
                                                                                               ---------------    ---------------

Share Transactions

       Value of shares issued to Common Shareholders in reinvestment of dividends                       91,289                 --
       Offering and underwriting costs, including adjustments, resulting from the
       issuance of Preferred Shares                                                                    (3,184)          (280,155)
                                                                                               ---------------    ---------------
       Net increase (decrease) in net assets resulting from share transactions                          88,105          (280,155)
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Shares

       Total increase (decrease) in net assets applicable to Common Shares                           2,823,414        (4,852,945)
       Beginning of year                                                                           202,042,040        206,894,985
                                                                                               ---------------    ---------------
       End of year*                                                                            $   204,865,454    $   202,042,040
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $     1,046,367    $     2,185,695
                                                                                               ===============    ===============

             See Notes to Financial Statements.


ANNUAL REPORTS                                                 OCTOBER 31, 2006


Statements of Changes in Net Assets (concluded)                                BlackRock MuniYield Michigan Insured Fund II, Inc.
                                                                                                   For the Year Ended October 31,
Increase (Decrease) in Net Assets:                                                                   2006              2005
Operations

       Investment income--net                                                                  $    11,701,357    $    11,882,846
       Realized gain--net                                                                              488,405          2,125,649
       Change in unrealized appreciation/depreciation--net                                             956,523        (9,184,637)
       Dividends to Preferred Stock shareholders                                                   (3,095,027)        (1,750,817)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                         10,051,258          3,073,041
                                                                                               ---------------    ---------------

Dividends to Common Stock Shareholders

       Investment income--net                                                                      (9,351,799)       (10,914,778)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to Common Stock shareholders            (9,351,799)       (10,914,778)
                                                                                               ---------------    ---------------

Stock Transactions

       Value of shares issued to Common Stock shareholders in reinvestment of dividends                227,419            112,030
       Offering and underwriting costs, including adjustments, resulting from the
       issuance of Preferred Stock                                                                      24,274          (229,567)
                                                                                               ---------------    ---------------
       Net increase (decrease) in net assets resulting from stock transactions                         251,693          (117,537)
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

       Total increase (decrease) in net assets applicable to Common Stock                              951,152        (7,959,274)
       Beginning of year                                                                           175,264,389        183,223,663
                                                                                               ---------------    ---------------
       End of year*                                                                            $   176,215,541    $   175,264,389
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $       914,458    $     1,659,927
                                                                                               ===============    ===============

             See Notes to Financial Statements.


                                                                                  BlackRock MuniYield New York Insured Fund, Inc.

                                                                                                   For the Year Ended October 31,
Increase (Decrease) in Net Assets:                                                                   2006              2005
Operations

       Investment income--net                                                                  $    36,304,822    $    36,961,564
       Realized gain (loss)--net                                                                     (243,082)            875,940
       Change in unrealized appreciation/depreciation--net                                           8,987,101       (20,848,183)
       Dividends to Preferred Stock shareholders                                                   (9,387,734)        (5,032,367)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                         35,661,107         11,956,954
                                                                                               ---------------    ---------------

Dividends to Common Stock Shareholders

       Investment income--net                                                                     (30,176,161)       (33,134,608)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to Common Stock shareholders           (30,176,161)       (33,134,608)
                                                                                               ---------------    ---------------

Stock Transactions

       Offering and underwriting costs, including adjustments, resulting from the
       issuance of Preferred Stock                                                                     (5,720)          (595,687)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from stock transactions                                    (5,720)          (595,687)
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

       Total increase (decrease) in net assets applicable to Common Stock                            5,479,226       (21,773,341)
       Beginning of year                                                                           562,474,320        584,247,661
                                                                                               ---------------    ---------------
       End of year*                                                                            $   567,953,546    $   562,474,320
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $     2,979,732    $     6,238,805
                                                                                               ===============    ===============

             See Notes to Financial Statements.


ANNUAL REPORTS                                                 OCTOBER 31, 2006


Financial Highlights                                                      (As Restated for 2005, 2004, 2003 and 2002. See Note 6)
                                                                            BlackRock MuniYield Arizona Fund, Inc.

The following per share data and ratios have been derived                       For the Year Ended October 31,
from information provided in the financial statements.        2006          2005            2004          2003           2002
Per Share Operating Performance

Net asset value, beginning of year                       $      14.39   $      15.04   $      14.64   $      14.53   $      14.19
                                                         ------------   ------------   ------------   ------------   ------------
Investment income--net                                          .98++          .97++          .98++         1.00++            .97
Realized and unrealized gain (loss)--net                          .36          (.49)            .40            .05            .26
Less dividends and distributions to Preferred Stock
shareholders:
  Investment income--net                                        (.26)          (.14)          (.06)          (.06)          (.09)
  Realized gain--net                                            (.02)         --++++             --             --             --
                                                         ------------   ------------   ------------   ------------   ------------
Total from investment operations                                 1.06            .34           1.32            .99           1.14
                                                         ------------   ------------   ------------   ------------   ------------
Less dividends and distributions to Common Stock
shareholders:
  Investment income--net                                        (.80)          (.92)          (.92)          (.88)          (.80)
  Realized gain--net                                            (.12)          (.02)             --             --             --
                                                         ------------   ------------   ------------   ------------   ------------
Total dividends and distributions to Common Stock
shareholders                                                    (.92)          (.94)          (.92)          (.88)          (.80)
                                                         ------------   ------------   ------------   ------------   ------------
Offering and underwriting costs, including
adjustments, resulting from the issuance of
Preferred Stock                                                 --+++          (.05)             --             --             --
                                                         ------------   ------------   ------------   ------------   ------------
Net asset value, end of year                             $      14.53   $      14.39   $      15.04   $      14.64   $      14.53
                                                         ============   ============   ============   ============   ============
Market price per share, end of year                      $      14.79   $      16.03   $      15.10   $      14.13   $      13.25
                                                         ============   ============   ============   ============   ============

Total Investment Return*

Based on net asset value per share                              7.47%          1.91%          9.40%          7.19%          8.60%
                                                         ============   ============   ============   ============   ============
Based on market price per share                               (1.80%)         13.07%         13.80%         13.45%          6.54%
                                                         ============   ============   ============   ============   ============

Ratios Based on Average Net Assets Applicable to Common Stock

Total expenses, net of reimbursement and
excluding interest expense**                                    1.33%          1.20%          1.19%          1.18%          1.28%
                                                         ============   ============   ============   ============   ============
Total expenses, net of reimbursement**                          1.70%          1.51%          1.39%          1.37%          1.61%
                                                         ============   ============   ============   ============   ============
Total expenses**                                                1.71%          1.52%          1.40%          1.38%          1.61%
                                                         ============   ============   ============   ============   ============
Total investment income--net**                                  6.90%          6.54%          6.65%          6.79%          6.86%
                                                         ============   ============   ============   ============   ============
Amount of dividends to Preferred Stock shareholders             1.83%           .91%           .42%           .42%           .61%
                                                         ============   ============   ============   ============   ============
Investment income--net, to Common Stock shareholders            5.07%          5.63%          6.23%          6.37%          6.25%
                                                         ============   ============   ============   ============   ============

Ratios Based on Average Net Assets Applicable to Preferred Stock

Dividends to Preferred Stock shareholders                       2.92%          1.90%           .92%           .91%          1.26%
                                                         ============   ============   ============   ============   ============

Supplemental Data

Net assets applicable to Common Stock,
end of year (in thousands)                               $     65,611   $     64,630   $     67,217   $     65,234   $     64,699
                                                         ============   ============   ============   ============   ============
Preferred Stock outstanding at liquidation
preference, end of year (in thousands)                   $     40,300   $     40,300   $     30,300   $     30,300   $     30,300
                                                         ============   ============   ============   ============   ============
Portfolio turnover                                                31%            28%            21%            24%            32%
                                                         ============   ============   ============   ============   ============

Leverage

Asset coverage per $1,000                                $      2,628   $      2,604   $      3,218   $      3,153   $      3,135
                                                         ============   ============   ============   ============   ============

Dividends Per Share on Preferred Stock Outstanding

Series A--Investment income--net                         $        716   $        462   $        222   $        220   $        305
                                                         ============   ============   ============   ============   ============
Series B--Investment income--net                         $        715   $        473   $        236   $        237   $        324
                                                         ============   ============   ============   ============   ============
Series C++++++--Investment income--net                   $        770   $         99             --             --             --
                                                         ============   ============   ============   ============   ============

         * Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

        ** Do not reflect the effect of dividends to Preferred Stock shareholders.

        ++ Based on average shares outstanding.

      ++++ Amount is less than $(.01) per share.

    ++++++ Series C was issued on August 31, 2005.

       +++ Amount is less than $.01 per share.

           See Notes to Financial Statements.


ANNUAL REPORTS                                                 OCTOBER 31, 2006


Financial Highlights                                                      (As Restated for 2005, 2004, 2003 and 2002. See Note 6)
                                                                          BlackRock MuniYield California Fund, Inc.

The following per share data and ratios have been derived                       For the Year Ended October 31,
from information provided in the financial statements.        2006          2005            2004          2003           2002
Per Share Operating Performance

Net asset value, beginning of year                       $      14.73   $      15.27   $      15.17   $      15.14   $      15.22
                                                         ------------   ------------   ------------   ------------   ------------
Investment income--net*                                           .96            .93           1.02           1.06           1.07
Realized and unrealized gain (loss)--net                          .37          (.46)            .12            .04          (.06)
Less dividends and distributions to Preferred Stock
shareholders:
  Investment income--net                                        (.25)          (.13)          (.07)          (.10)          (.12)
  Realized gain--net                                               --             --             --           --++           --++
                                                         ------------   ------------   ------------   ------------   ------------
Total from investment operations                                 1.08            .34           1.07           1.00            .89
                                                         ------------   ------------   ------------   ------------   ------------
Less dividends and distributions to Common Stock
shareholders:
  Investment income--net                                        (.70)          (.86)          (.97)          (.97)          (.97)
  Realized gain--net                                               --             --             --           --++           --++
                                                         ------------   ------------   ------------   ------------   ------------
Total dividends and distributions to Common Stock
shareholders                                                    (.70)          (.86)          (.97)          (.97)          (.97)
                                                         ------------   ------------   ------------   ------------   ------------
Offering and underwriting costs, including
adjustments, resulting from the issuance of
Preferred Stock                                              --++++++          (.02)             --             --             --
                                                         ------------   ------------   ------------   ------------   ------------
Net asset value, end of year                             $      15.11   $      14.73   $      15.27   $      15.17   $      15.14
                                                         ============   ============   ============   ============   ============
Market price per share, end of year                      $      14.00   $      13.37   $      14.43   $      14.15   $      14.46
                                                         ============   ============   ============   ============   ============

Total Investment Return**

Based on net asset value per share                              8.03%          2.59%          7.74%          7.14%          6.14%
                                                         ============   ============   ============   ============   ============
Based on market price per share                                10.28%        (1.46%)          9.16%          4.64%          2.18%
                                                         ============   ============   ============   ============   ============

Ratios Based on Average Net Assets Applicable to Common Stock

Total expenses, net of reimbursement and excluding
interest expense***                                             1.06%           .98%           .96%           .95%           .99%
                                                         ============   ============   ============   ============   ============
Expenses, net of reimbursement***                               1.51%          1.13%          1.12%          1.16%          1.26%
                                                         ============   ============   ============   ============   ============
Total expenses***                                               1.52%          1.13%          1.12%          1.17%          1.26%
                                                         ============   ============   ============   ============   ============
Total investment income--net***                                 6.51%          6.16%          6.79%          6.93%          7.13%
                                                         ============   ============   ============   ============   ============
Amount of dividends to Preferred Stock shareholders             1.70%           .84%           .44%           .63%           .77%
                                                         ============   ============   ============   ============   ============
Investment income--net, to Common Stock shareholders            4.81%          5.32%          6.35%          6.30%          6.36%
                                                         ============   ============   ============   ============   ============

Ratios Based on Average Net Assets Applicable to Preferred Stock

Dividends to Preferred Stock shareholders                       3.07%          1.88%          1.02%          1.46%          1.76%
                                                         ============   ============   ============   ============   ============

Supplemental Data

Net assets applicable to Common Stock,
end of year (in thousands)                               $    321,701   $    313,708   $    325,204   $    323,155   $    322,345
                                                         ============   ============   ============   ============   ============
Preferred Stock outstanding at liquidation
preference, end of year (in thousands)                   $    175,000   $    175,000   $    140,000   $    140,000   $    140,000
                                                         ============   ============   ============   ============   ============
Portfolio turnover                                                39%            53%            29%            18%            39%
                                                         ============   ============   ============   ============   ============

Leverage

Asset coverage per $1,000                                $      2,838   $      2,793   $      3,323   $      3,308   $      3,302
                                                         ============   ============   ============   ============   ============

Dividends Per Share on Preferred Stock Outstanding

Series A--Investment income--net                         $        808   $        482   $        270   $        569   $        607
                                                         ============   ============   ============   ============   ============
Series B--Investment income--net                         $        747   $        451   $        241   $        217   $        322
                                                         ============   ============   ============   ============   ============
Series C--Investment income--net                         $        751   $        453   $        250   $        207   $        292
                                                         ============   ============   ============   ============   ============
Series D++++--Investment income--net                     $        742   $         70             --             --             --
                                                         ============   ============   ============   ============   ============

         * Based on average shares outstanding.

        ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

       *** Do not reflect the effect of dividends to Preferred Stock shareholders.

        ++ Amount is less than $(.01) per share.

      ++++ Series D was issued on September 21, 2005.

    ++++++ Amount is less than $.01 per share.

           See Notes to Financial Statements.


ANNUAL REPORTS                                                 OCTOBER 31, 2006


Financial Highlights                                                      (As Restated for 2005, 2004, 2003 and 2002. See Note 6)
                                                                      BlackRock MuniYield California Insured Fund, Inc.

The following per share data and ratios have been derived                       For the Year Ended October 31,
from information provided in the financial statements.        2006          2005            2004          2003           2002
Per Share Operating Performance

Net asset value, beginning of year                       $      14.82   $      15.23   $      15.10   $      15.26   $      15.44
                                                         ------------   ------------   ------------   ------------   ------------
Investment income--net                                         .96+++         .95+++         .94+++         .95+++            .95
Realized and unrealized gain (loss)--net                          .35          (.33)            .13          (.18)          (.22)
Less dividends and distributions to Preferred
Stock shareholders:
  Investment income--net                                        (.24)          (.13)          (.06)          (.06)          (.09)
  Realized gain--net                                               --             --             --             --       --++++++
                                                         ------------   ------------   ------------   ------------   ------------
Total from investment operations                                 1.07            .49           1.01            .71            .64
                                                         ------------   ------------   ------------   ------------   ------------
Less dividends and distributions to Common Stock
shareholders:
  Investment income--net                                        (.80)          (.88)          (.88)          (.87)          (.81)
  Realized gain--net                                               --             --             --             --          (.01)
                                                         ------------   ------------   ------------   ------------   ------------
Total dividends and distributions to Common Stock
shareholders                                                    (.80)          (.88)          (.88)          (.87)          (.82)
                                                         ------------   ------------   ------------   ------------   ------------
Offering and underwriting costs, including
adjustments, resulting from the issuance of
Preferred Stock                                              --++++++          (.02)             --             --             --
                                                         ------------   ------------   ------------   ------------   ------------
Net asset value, end of year                             $      15.09   $      14.82   $      15.23   $      15.10   $      15.26
                                                         ============   ============   ============   ============   ============
Market price per share, end of year                      $      14.64   $      14.16   $      13.73   $      13.82   $      13.68
                                                         ============   ============   ============   ============   ============

Total Investment Return*

Based on net asset value per share                              7.57%          3.55%          7.54%         5.29%           4.68%
                                                         ============   ============   ============   ============   ============
Based on market price per share                                 9.22%          9.75%          5.93%          7.50%           .20%
                                                         ============   ============   ============   ============   ============

Ratios Based on Average Net Assets Applicable to Common Stock

Total expenses, net of reimbursement and excluding
reorganization and interest expenses**                          1.03%           .96%           .95%           .94%           .96%
                                                         ============   ============   ============   ============   ============
Total expenses, net of reimbursement and excluding
reorganization expenses**                                       1.59%          1.27%          1.08%          1.08%          1.15%
                                                         ============   ============   ============   ============   ============
Total expenses, excluding reorganization expenses**             1.60%          1.27%          1.08%          1.08%          1.15%
                                                         ============   ============   ============   ============   ============
Total expenses**                                                1.60%          1.27%          1.08%          1.08%          1.19%
                                                         ============   ============   ============   ============   ============
Total investment income--net**                                  6.46%          6.29%          6.29%          6.20%          6.38%
                                                         ============   ============   ============   ============   ============
Amount of dividends to Preferred Stock shareholders             1.62%           .84%           .43%           .37%           .56%
                                                         ============   ============   ============   ============   ============
Investment income--net, to Common Stock shareholders            4.84%          5.45%          5.86%          5.83%          5.82%
                                                         ============   ============   ============   ============   ============

Ratios Based on Average Net Assets Applicable to Preferred Stock

Dividends to Preferred Stock shareholders                       3.00%          1.86%           .96%           .85%          1.25%
                                                         ============   ============   ============   ============   ============

Supplemental Data

Net assets applicable to Common Stock,
end of year (in thousands)                               $    518,667   $    509,066   $    523,206   $    518,786   $    524,485
                                                         ============   ============   ============   ============   ============
Preferred Stock outstanding at liquidation
preference, end of year (in thousands)                   $    275,000   $    275,000   $    230,000   $    230,000   $    230,000
                                                         ============   ============   ============   ============   ============
Portfolio turnover                                                27%            39%            63%            47%            63%
                                                         ============   ============   ============   ============   ============

Leverage

Asset coverage per $1,000                                $      2,886   $      2,851   $      3,275   $      3,256   $      3,280
                                                         ============   ============   ============   ============   ============

Dividends Per Share on Preferred Stock Outstanding

Series A--Investment income--net                         $        744   $        478   $        246   $        216   $        359
                                                         ============   ============   ============   ============   ============
Series B--Investment income--net                         $        725   $        463   $        238   $        212   $        324
                                                         ============   ============   ============   ============   ============
Series C--Investment income--net                         $        730   $        441   $        224   $        204   $        320
                                                         ============   ============   ============   ============   ============
Series D++--Investment income--net                       $        800   $        480   $        249   $        242   $        203
                                                         ============   ============   ============   ============   ============
Series E++--Investment income--net                       $        727   $        448   $        236   $        196   $        201
                                                         ============   ============   ============   ============   ============
Series F++++--Investment income--net                     $        770   $         62             --             --             --
                                                         ============   ============   ============   ============   ============

         * Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

        ** Do not reflect the effect of dividends to Preferred Stock shareholders.

        ++ Series D and E were issued on February 4, 2002.

      ++++ Series F was issued on September 21, 2005.

    ++++++ Amount is less than $(.01) per share.

       +++ Based on average shares outstanding.

           See Notes to Financial Statements.


ANNUAL REPORTS                                                 OCTOBER 31, 2006


Financial Highlights                                                      (As Restated for 2005, 2004, 2003 and 2002. See Note 6)
                                                                               BlackRock MuniYield Florida Fund

The following per share data and ratios have been derived                       For the Year Ended October 31,
from information provided in the financial statements.        2006          2005            2004          2003           2002
Per Share Operating Performance

Net asset value, beginning of year                       $      14.91   $      15.27   $      14.97   $      14.97   $      14.81
                                                         ------------   ------------   ------------   ------------   ------------
Investment income--net                                         .99+++         .98+++        1.00+++        1.06+++           1.03
Realized and unrealized gain (loss)--net                          .28          (.26)            .29          (.07)            .09
Less dividends and distributions to Preferred
Shareholders:
  Investment income--net                                        (.26)          (.14)          (.07)          (.07)          (.09)
  Realized gain--net                                               --             --             --             --           --++
                                                         ------------   ------------   ------------   ------------   ------------
Total from investment operations                                 1.01            .58           1.22            .92           1.03
                                                         ------------   ------------   ------------   ------------   ------------
Less dividends and distributions to Common
Shareholders:
  Investment income--net                                        (.81)          (.92)          (.92)          (.92)          (.87)
  Realized gain--net                                               --             --             --             --           --++
                                                         ------------   ------------   ------------   ------------   ------------
Total dividends and distributions to Common
Shareholders                                                    (.81)          (.92)          (.92)          (.92)          (.87)
                                                         ------------   ------------   ------------   ------------   ------------
Offering and underwriting costs, including
adjustments, resulting from the issuance of
Preferred Shares                                                 --++          (.02)             --             --             --
                                                         ------------   ------------   ------------   ------------   ------------
Net asset value, end of year                             $      15.11   $      14.91   $      15.27   $      14.97   $      14.97
                                                         ============   ============   ============   ============   ============
Market price per share, end of year                      $      14.35   $      14.93   $      14.28   $      13.80   $      13.34
                                                         ============   ============   ============   ============   ============

Total Investment Return*

Based on net asset value per share                              7.24%          3.98%          8.99%          6.76%          7.80%
                                                         ============   ============   ============   ============   ============
Based on market price per share                                 1.71%         11.34%         10.57%         10.44%          1.77%
                                                         ============   ============   ============   ============   ============

Ratios Based on Average Net Assets Applicable to Common Shares

Total expenses, net of reimbursement and
excluding interest expense**                                    1.09%          1.05%          1.03%          1.04%          1.06%
                                                         ============   ============   ============   ============   ============
Total expenses, net of reimbursement**                          1.42%          1.25%          1.18%          1.18%          1.24%
                                                         ============   ============   ============   ============   ============
Total expenses**                                                1.44%          1.25%          1.19%          1.19%          1.24%
                                                         ============   ============   ============   ============   ============
Total investment income--net**                                  6.63%          6.46%          6.67%          7.01%          7.00%
                                                         ============   ============   ============   ============   ============
Amount of dividends to Preferred Shareholders                   1.75%           .95%           .48%           .45%           .64%
                                                         ============   ============   ============   ============   ============
Investment income--net, to Common Shareholders                  4.88%          5.51%          6.19%          6.56%          6.36%
                                                         ============   ============   ============   ============   ============

Ratios Based on Average Net Assets Applicable to Preferred Shares

Dividends to Preferred Shareholders                             3.22%          2.01%          1.03%           .97%          1.34%
                                                         ============   ============   ============   ============   ============

Supplemental Data

Net assets applicable to Common Shares,
end of year (in thousands)                               $    204,865   $    202,042   $    206,895   $    202,890   $    202,919
                                                         ============   ============   ============   ============   ============
Preferred Shares outstanding at liquidation
preference, end of year (in thousands)                   $    110,000   $    110,000   $     95,000   $     95,000   $     95,000
                                                         ============   ============   ============   ============   ============
Portfolio turnover                                                46%            42%            33%            35%            36%
                                                         ============   ============   ============   ============   ============

Leverage

Asset coverage per $1,000                                $      2,862   $      2,837   $      3,178   $      3,136   $      3,136
                                                         ============   ============   ============   ============   ============

Dividends Per Share on Preferred Shares Outstanding

Series A--Investment income--net                         $        811   $        507   $        254   $        247   $        337
                                                         ============   ============   ============   ============   ============
Series B--Investment income--net                         $        796   $        487   $        263   $        242   $        333
                                                         ============   ============   ============   ============   ============
Series C++++--Investment income--net                     $        800   $        110             --             --             --
                                                         ============   ============   ============   ============   ============

         * Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

        ** Do not reflect the effect of dividends to Preferred Shareholders.

        ++ Amount is less than $(.01) per share.

      ++++ Series C was issued on August 31, 2005.

       +++ Based on average shares outstanding.

           See Notes to Financial Statements.


ANNUAL REPORTS                                                 OCTOBER 31, 2006


Financial Highlights                                                      (As Restated for 2005, 2004, 2003 and 2002. See Note 6)
                                                                      BlackRock MuniYield Michigan Insured Fund II, Inc.

The following per share data and ratios have been derived                       For the Year Ended October 31,
from information provided in the financial statements.        2006          2005            2004          2003           2002
Per Share Operating Performance

Net asset value, beginning of year                       $      14.54   $      15.21   $      15.21   $      14.91   $      14.97
                                                         ------------   ------------   ------------   ------------   ------------
Investment income--net                                         .97+++         .99+++        1.00+++        1.02+++           1.00
Realized and unrealized gain (loss)--net                          .13          (.58)        --+++++            .24          (.07)
Less dividends to Preferred Stock shareholders
from investment income                                          (.26)          (.15)          (.07)          (.07)          (.10)
                                                         ------------   ------------   ------------   ------------   ------------
Total from investment operations                                  .84            .26            .93           1.19            .83
                                                         ------------   ------------   ------------   ------------   ------------
Less dividends to Common Stock shareholders
from investment income                                          (.78)          (.91)          (.93)          (.89)          (.89)
                                                         ------------   ------------   ------------   ------------   ------------
Offering and underwriting costs, including
adjustments, resulting from the issuance of
Preferred Stock                                            --++++++++          (.02)             --             --             --
                                                         ------------   ------------   ------------   ------------   ------------
Net asset value, end of year                             $      14.60   $      14.54   $      15.21   $      15.21   $      14.91
                                                         ============   ============   ============   ============   ============
Market price per share, end of year                      $      13.97   $      14.41   $      14.54   $      13.75   $      13.45
                                                         ============   ============   ============   ============   ============

Total Investment Return*

Based on net asset value per share                              6.09%          1.73%          6.78%          8.82%          6.36%
                                                         ============   ============   ============   ============   ============
Based on market price per share                                 2.42%          5.47%         12.91%          9.06%          3.70%
                                                         ============   ============   ============   ============   ============

Ratios Based on Average Net Assets Applicable to Common Stock

Total expenses, net of reimbursement and
excluding interest expense**                                    1.13%          1.07%          1.05%          1.01%          1.12%
                                                         ============   ============   ============   ============   ============
Total expenses, net of reimbursement**                          1.64%          1.46%          1.26%          1.20%          1.39%
                                                         ============   ============   ============   ============   ============
Total expenses**                                                1.65%          1.47%          1.28%          1.22%          1.39%
                                                         ============   ============   ============   ============   ============
Total investment income--net**                                  6.72%          6.57%          6.61%          6.73%          6.91%
                                                         ============   ============   ============   ============   ============
Amount of dividends to Preferred Stock shareholders             1.78%           .97%           .47%           .47%           .66%
                                                         ============   ============   ============   ============   ============
Investment income--net, to Common Stock shareholders            4.94%          5.60%          6.14%          6.26%          6.25%
                                                         ============   ============   ============   ============   ============

Ratios Based on Average Net Assets Applicable to Preferred Stock

Dividends to Preferred Stock shareholders                       3.13%          1.96%           .96%           .97%          1.36%
                                                         ============   ============   ============   ============   ============

Supplemental Data

Net assets applicable to Common Stock,
end of year (in thousands)                               $    176,216   $    175,264   $    183,224   $    183,237   $    179,607
                                                         ============   ============   ============   ============   ============
Preferred Stock outstanding at liquidation
preference, end of year (in thousands)                   $     99,000   $     99,000   $     89,000   $     89,000   $     89,000
                                                         ============   ============   ============   ============   ============
Portfolio turnover                                                14%            19%            35%            27%            35%
                                                         ============   ============   ============   ============   ============

Leverage

Asset coverage per $1,000                                $      2,780   $      2,770   $      3,059   $      3,059   $      3,018
                                                         ============   ============   ============   ============   ============

Dividends Per Share on Preferred Stock Outstanding

Series A--Investment income--net                         $        779   $        488   $        236   $        243   $        343
                                                         ============   ============   ============   ============   ============
Series B++--Investment income--net                       $        783   $        494   $        247   $        245   $        136
                                                         ============   ============   ============   ============   ============
Series C++++--Investment income--net                     $        791   $         14             --             --             --
                                                         ============   ============   ============   ============   ============

         * Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

        ** Do not reflect the effect of dividends to Preferred Stock shareholders.

        ++ Series B was issued on May 31, 2002.

      ++++ Series C was issued on October 19, 2005.

       +++ Based on average shares outstanding.

     +++++ Amount is less than $(.01) per share.

  ++++++++ Amount is less than $.01 per share.

           See Notes to Financial Statements.


ANNUAL REPORTS                                                 OCTOBER 31, 2006


Financial Highlights                                                      (As Restated for 2005, 2004, 2003 and 2002. See Note 6)
                                                                       BlackRock MuniYield New York Insured Fund, Inc.

The following per share data and ratios have been derived                       For the Year Ended October 31,
from information provided in the financial statements.        2006          2005            2004          2003           2002
Per Share Operating Performance

Net asset value, beginning of year                       $      14.26   $      14.81   $      14.81   $      14.83   $      15.01
                                                         ------------   ------------   ------------   ------------   ------------
Investment income--net                                         .92+++         .94+++         .91+++         .97+++            .94
Realized and unrealized gain (loss)--net                          .23          (.50)          (.01)          (.09)          (.19)
Less dividends and distributions to Preferred Stock
shareholders:
  Investment income--net                                        (.24)          (.13)          (.06)          (.07)          (.10)
  Realized gain--net                                               --             --             --             --           --++
                                                         ------------   ------------   ------------   ------------   ------------
Total from investment operations                                  .91            .31            .84            .81            .65
                                                         ------------   ------------   ------------   ------------   ------------
Less dividends and distributions to Common Stock
shareholders:
  Investment income--net                                        (.77)          (.84)          (.84)          (.83)          (.83)
  Realized gain--net                                               --             --             --             --           --++
                                                         ------------   ------------   ------------   ------------   ------------
Total dividends and distributions to Common Stock
shareholders                                                    (.77)          (.84)          (.84)          (.83)          (.83)
                                                         ------------   ------------   ------------   ------------   ------------
Offering and underwriting costs, including
adjustments, resulting from the issuance of
Preferred Stock                                                  --++          (.02)             --             --             --
                                                         ------------   ------------   ------------   ------------   ------------
Net asset value, end of year                             $      14.40   $      14.26   $      14.81   $      14.81   $      14.83
                                                         ============   ============   ============   ============   ============
Market price per share, end of year                      $      14.10   $      13.17   $      13.20   $      13.25   $      13.36
                                                         ============   ============   ============   ============   ============

Total Investment Return*

Based on net asset value per share                              6.71%          2.53%          6.53%          6.19%          4.97%
                                                         ============   ============   ============   ============   ============
Based on market price per share                                13.13%          6.24%          6.13%          5.45%          1.24%
                                                         ============   ============   ============   ============   ============

Ratios Based on Average Net Assets Applicable to Common Stock

Total expenses, net of reimbursement and
excluding interest expense**                                    1.03%           .96%           .94%           .94%           .96%
                                                         ============   ============   ============   ============   ============
Total expenses, net of reimbursement**                          1.56%          1.31%          1.13%          1.15%          1.08%
                                                         ============   ============   ============   ============   ============
Total expenses**                                                1.56%          1.31%          1.13%          1.16%          1.08%
                                                         ============   ============   ============   ============   ============
Total investment income--net**                                  6.50%          6.37%          6.23%          6.49%          6.37%
                                                         ============   ============   ============   ============   ============
Amount of dividends to Preferred Stock shareholders             1.68%           .87%           .42%           .50%           .66%
                                                         ============   ============   ============   ============   ============
Investment income--net, to Common Stock shareholders            4.82%          5.50%          5.81%          5.99%          5.71%
                                                         ============   ============   ============   ============   ============

Ratios Based on Average Net Assets Applicable to Preferred Stock

Dividends to Preferred Stock shareholders                       3.09%          1.91%           .95%          1.13%          1.49%
                                                         ============   ============   ============   ============   ============

Supplemental Data

Net assets applicable to Common Stock,
end of year (in thousands)                               $    567,954   $    562,474   $    584,248   $    584,025   $    584,793
                                                         ============   ============   ============   ============   ============
Preferred Stock outstanding at liquidation
preference, end of year (in thousands)                   $    304,000   $    304,000   $    259,000   $    259,000   $    259,000
                                                         ============   ============   ============   ============   ============
Portfolio turnover                                                43%            35%            18%            45%            72%
                                                         ============   ============   ============   ============   ============

Leverage

Asset coverage per $1,000                                $      2,868   $      2,850   $      3,256   $      3,255   $      3,258
                                                         ============   ============   ============   ============   ============

Dividends Per Share on Preferred Stock Outstanding

Series A--Investment income--net                         $        820   $        493   $        254   $        249   $        334
                                                         ============   ============   ============   ============   ============
Series B--Investment income--net                         $        727   $        448   $        203   $        232   $        305
                                                         ============   ============   ============   ============   ============
Series C--Investment income--net                         $        759   $        469   $        240   $        214   $        356
                                                         ============   ============   ============   ============   ============
Series D--Investment income--net                         $        735   $        464   $        231   $        454   $        503
                                                         ============   ============   ============   ============   ============
Series E--Investment income--net                         $        824   $        496   $        251   $        255   $        356
                                                         ============   ============   ============   ============   ============
Series F++++--Investment income--net                     $        766   $         65             --             --             --
                                                         ============   ============   ============   ============   ============

         * Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

        ** Do not reflect the effect of dividends to Preferred Stock shareholders.

        ++ Amount is less than $(.01) per share.

      ++++ Series F was issued on September 21, 2005.

       +++ Based on average shares outstanding.

           See Notes to Financial Statements.


ANNUAL REPORTS                                                 OCTOBER 31, 2006



Notes to Financial Statements


1. Significant Accounting Policies:
On September 29, 2006, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield Florida Fund, MuniYield Michigan Insured Fund II, Inc. and MuniYield New York Insured Fund, Inc. were renamed BlackRock MuniYield Arizona Fund, Inc., BlackRock MuniYield California Fund, Inc., BlackRock MuniYield California Insured Fund, Inc., BlackRock MuniYield Florida Fund, BlackRock MuniYield Michigan Insured Fund II, Inc. and BlackRock MuniYield New York Insured Fund, Inc. (the "Funds" or individually as the "Fund"). The Funds are registered under the Investment Company Act of 1940, as amended, as non-diversified, closed-end management investment companies. The Funds' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Funds determine, and make available for publication, the net asset values of their Common Stock/Shares on a daily basis. Common Stock shares and Common Shares are listed on the New York Stock Exchange under the symbol MYC for BlackRock MuniYield California Fund, Inc., MCA for BlackRock MuniYield California Insured Fund, Inc., MYF for BlackRock MuniYield Florida Fund, MYM for BlackRock MuniYield Michigan Insured Fund II, Inc. and MYN for BlackRock MuniYield New York Insured Fund, Inc. Common Stock is listed on the American Stock Exchange under the symbol MZA for BlackRock MuniYield Arizona Fund, Inc. The following is a summary of significant accounting policies followed by the Funds.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Funds under the general direction of each Fund's Board of Directors/Trustees. Such valuations and procedures are reviewed periodically by each Fund's Board of Directors/ Trustees. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price
(options purchased). Swap agreements are valued by quoted fair valuations received daily by the Funds' pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of each Fund's Board of Directors/ Trustees.

(b) Derivative financial instruments--Each Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--Each Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits, and maintains as collateral, such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--Each Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).



ANNUAL REPORTS                                                 OCTOBER 31, 2006



Notes to Financial Statements (continued)


Written and purchased options are non-income producing investments.

* Forward interest rate swaps--Each Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

* Swaps--Each Fund may enter into swap agreements, which are OTC contracts in which each Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities or index; or the return generated by a security. These periodic payments received or made by each Fund are recorded in the accompanying Statements of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Municipal Bonds Held in Trust--Certain Funds invest in leveraged residual certificates ("TOB Residuals") issued by tender option bond trusts ("TOBs"). A TOB is established by a third party sponsor forming a special purpose entity, into which a Fund, or an agent on behalf of the Fund, transfers municipal securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates, which are generally issued to the Fund which made the transfer or to affiliates of the Fund. Each Fund's transfers of the municipal securities to a TOB do not qualify for sale treatment under Statement of Financial Accounting Standards No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," therefore the municipal securities deposited into a TOB are presented in the Funds' schedules of investments and the proceeds from the transactions are reported as a liability for trust certificates. Similarly, proceeds from residual certificates issued to affiliates, if any, from the transaction are included in the liability for trust certificates. Interest income from the underlying security is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of a Fund. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. The residual interests held by the Funds include the right of the Funds (1) to cause the holders of a proportional share of floating rate certificates to tender their certificates at par, and
(2) to transfer a corresponding share of the municipal securities from the TOB to the Funds. At October 31, 2006, the aggregate value of the underlying municipal securities transferred to TOBs and the liability for trust certificates were:


                                                                 Underlying
                                                                  Municipal
                              Liability for       Range of            Bonds
                                      Trust       Interest      Transferred
                               Certificates          Rates          to TOBs

BlackRock MuniYield                                3.59% -
  Arizona Fund, Inc.            $ 6,430,000          3.60%     $ 14,002,249

BlackRock MuniYield
  California Fund, Inc.         $59,342,500          3.56%     $125,778,553

BlackRock MuniYield
  California Insured                               3.56% -
  Fund, Inc.                    $80,002,222          5.20%     $158,198,562

BlackRock MuniYield
  Florida Fund                  $17,047,500          3.60%     $ 37,293,752

BlackRock MuniYield
  Michigan Insured                                 3.60% -
  Fund II, Inc.                 $23,683,781          5.75%     $ 50,025,121

BlackRock MuniYield
  New York Insured                                 3.60% -
  Fund, Inc.                    $84,995,000          3.63%     $184,649,608


Financial transactions executed through TOBs generally will under perform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate municipal bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, the Funds' investment in TOB Residuals likely will adversely affect the Funds' investment income-net and distributions to shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect the Fund's net asset values per share.



ANNUAL REPORTS                                                 OCTOBER 31, 2006



Notes to Financial Statements (continued)


While the Funds' investment policies and restrictions expressly permit investments in inverse floating rate securities such as TOB Residuals, they generally do not allow the Funds to borrow money for purposes of making investments. The Funds' management believes that the Funds' restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes.

(d) Income taxes--It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the trans-actions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Funds amortize all premiums and discounts on debt securities.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Offering costs--Direct expenses relating to the public offering of each Fund's Preferred Stock/Shares were charged to Common Stock/Shares capital at the time of issuance of the shares. Any adjustments to estimates of offering costs were recorded to capital.

(h) Bank overdraft--The BlackRock MuniYield New York Insured Fund, Inc. recorded a bank overdraft, which resulted from management estimates of available cash.

(i) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. The impact on each of the Fund's financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time its impact on each of the Fund's financial statements has not been determined.

(j) Reclassification for BlackRock MuniYield California Insured Fund, Inc.-- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $129,310 has been reclassified between accumulated net realized capital losses and undistributed net investment income as a result of permanent differences attributable to amortization methods on fixed income securities. This reclassification has no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM"), and its affiliates, including Fund Asset Management Management, L.P. ("FAM"), with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.



ANNUAL REPORTS                                                 OCTOBER 31, 2006



Notes to Financial Statements (continued)


On August 15, 2006, shareholders of each Fund approved a new Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between each Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, FAM was the Investment Adviser. The general partner of FAM was Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which was the limited partner.

The Manager is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, each Fund pays a monthly fee at an annual rate of .50% of the Fund's average daily net assets, including proceeds from the issuance of Preferred Stock/Shares. The Manager (and formerly FAM) has agreed to reimburse its management fee by the amount of management fees each Fund pays to the Manager and/or FAM indirectly through its investments described below:


                                                         For the Period
                                                        Nov. 1, 2005 to
                                                         Sept. 29, 2006
                                                          Reimbursement
                               Investment                        by FAM

BlackRock MuniYield            CMA Arizona Municipal
  Arizona Fund, Inc.             Money Fund                    $  4,634

BlackRock MuniYield            CMA California Municipal
  California Fund, Inc.          Money Fund                     $35,338

BlackRock MuniYield
  California Insured           CMA California Municipal
  Fund, Inc.                     Money Fund                     $19,311

BlackRock MuniYield            Merrill Lynch Institutional
  Florida Fund                   Tax-Exempt Fund/
                                 CMA Florida Municipal
                                 Money Fund                     $23,533

BlackRock MuniYield
  Michigan Insured             CMA Michigan Municipal
  Fund II, Inc.                  Money Fund                     $15,942

BlackRock MuniYield
  New York Insured             CMA New York Municipal
  Fund, Inc.                     Money Fund                     $10,281



                                                         For the Period
                                                      Sept. 30, 2006 to
                                                          Oct. 31, 2006
                                                          Reimbursement
                               Investment                by the Manager

BlackRock MuniYield            CMA Arizona Municipal
  Arizona Fund, Inc.             Money Fund                    $    577

BlackRock MuniYield            CMA California Municipal
  California Fund, Inc.          Money Fund                    $  1,267

BlackRock MuniYield
  California Insured           CMA California Municipal
  Fund, Inc.                     Money Fund                    $    856

BlackRock MuniYield            CMA Florida Municipal
  Florida Fund                   Money Fund                    $  3,291

BlackRock MuniYield
  Michigan Insured             CMA Michigan Municipal
  Fund II, Inc.                  Money Fund                    $    966

BlackRock MuniYield
  New York Insured             CMA New York Municipal
  Fund, Inc.                     Money Fund                    $  3,340


In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC, an affiliate of the Manager, under which the Manager pays the Sub-Adviser, for services it provides, a fee equal to 59% of the management fee paid by each Fund to the Manager.

For the year ended October 31, 2006, the Funds reimbursed the Manager and/or FAM for certain accounting services. The reimbursements were as follows:


                                    For the Period       For the Period
                                   Nov. 1, 2005 to       Sept. 30, 2006
                                    Sept. 29, 2006     to Oct. 31, 2006
                                     Reimbursement        Reimbursement
                                            to FAM       to the Manager

BlackRock MuniYield
   Arizona Fund, Inc.                      $ 2,185             $    170
BlackRock MuniYield
   California Fund, Inc.                   $10,099             $    796
BlackRock MuniYield
   California Insured Fund, Inc.           $16,121             $  1,272
BlackRock MuniYield
   Florida Fund                            $ 6,672             $    507
BlackRock MuniYield
   Michigan Insured
   Fund II, Inc.                           $ 5,771             $    444
BlackRock MuniYield
   New York Insured Fund, Inc.             $17,870             $  1,250


Prior to September 29, 2006, certain officers and/or directors/trustees of the Funds were officers and/or directors of Merrill Lynch, FAM, MLIM and/or PSI.



ANNUAL REPORTS                                                 OCTOBER 31, 2006



Notes to Financial Statements (continued)


Commencing September 29, 2006, certain officers and/or directors/trustees of the Funds are officers and/or directors of BlackRock, Inc. or its affiliates.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2006 were as follows:


                                             Total                Total
                                         Purchases                Sales

BlackRock MuniYield Arizona
  Fund, Inc.                          $ 34,510,595         $ 37,666,422
BlackRock MuniYield California
  Fund, Inc.                          $205,071,617         $175,804,877
BlackRock MuniYield California
  Insured Fund, Inc.                  $263,414,916         $231,514,387
BlackRock MuniYield
  Florida Fund                        $148,099,651         $149,925,982
BlackRock MuniYield Michigan
  Insured Fund II, Inc.               $ 40,678,235         $ 42,799,061
BlackRock MuniYield New York
  Insured Fund, Inc.                  $402,828,500         $417,011,371


4. Stock/Share Transactions:
BlackRock MuniYield Arizona Fund, Inc., BlackRock MuniYield California Fund, Inc., BlackRock MuniYield California Insured Fund, Inc., BlackRock MuniYield Michigan Insured Fund II, Inc. and BlackRock MuniYield New York Insured Fund, Inc. are authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share for all Funds except for BlackRock MuniYield Michigan Insured Fund II, Inc. Series A and BlackRock MuniYield New York Insured Fund, Inc., which have a par value of $.05 per share, and all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

BlackRock MuniYield Florida Fund is authorized to issue an unlimited number of common shares of beneficial interest, including Preferred Shares, par value $.05 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of beneficial interest without approval of holders of Common Shares.


Common Stock/Shares

BlackRock MuniYield Arizona Fund, Inc.

Shares issued and outstanding during the years ended October 31, 2006 and October 31, 2005 increased by 22,850 and 23,152, respectively, as a result of dividend reinvestments.


BlackRock MuniYield California Fund, Inc.

Shares issued and outstanding during the years ended October 31, 2006 and October 31, 2005 remained constant.


BlackRock MuniYield California Insured Fund, Inc.

Shares issued and outstanding during the years ended October 31, 2006 and October 31, 2005 remained constant.


BlackRock MuniYield Florida Fund

Shares issued and outstanding during the year ended October 31, 2006 increased by 6,144 as a result of dividend reinvestments. Shares issued and outstanding during the year ended October 31, 2005 remained constant.


BlackRock MuniYield Michigan Insured Fund II, Inc.

Shares issued and outstanding during the years ended October 31, 2006 and October 31, 2005 increased by 15,590 and 7,539, respectively, as a result of dividend reinvestments.


BlackRock MuniYield New York Insured Fund, Inc.

Shares issued and outstanding during the years ended October 31, 2006 and October 31, 2005 remained constant.


Preferred Stock/Shares

Auction Market Preferred Stock/Shares are redeemable Stock/Shares of the Funds, with a liquidation preference of $25,000 per share plus accrued and unpaid dividends that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2006 were as follows:


                                                              BlackRock
                                BlackRock      BlackRock      MuniYield
                                MuniYield      MuniYield     California
                                  Arizona     California        Insured
                               Fund, Inc.     Fund, Inc.     Fund, Inc.

Series A                            3.15%          3.40%          3.40%
Series B                            3.25%          3.20%          3.20%
Series C                            3.50%          3.35%          3.30%
Series D                               --         2.949%          3.30%
Series E                               --             --          2.95%
Series F                               --             --          3.00%



ANNUAL REPORTS                                                 OCTOBER 31, 2006



Notes to Financial Statements (continued)


                                               BlackRock      BlackRock
                                BlackRock      MuniYield      MuniYield
                                MuniYield       Michigan       New York
                                  Florida        Insured        Insured
                                     Fund  Fund II, Inc.     Fund, Inc.

Series A                            3.49%          3.42%          3.45%
Series B                            3.50%          3.45%          3.00%
Series C                            3.45%          3.45%          3.00%
Series D                               --             --          3.00%
Series E                               --             --          3.45%
Series F                               --             --          3.00%


BlackRock MuniYield Arizona Fund, Inc.

Shares issued and outstanding during the year ended October 31, 2006 remained constant. Shares issued and outstanding during the year ended October 31, 2005 increased by 400 shares from the issuance of an additional series of Preferred Stock.


BlackRock MuniYield California Fund, Inc.

Shares issued and outstanding during the year ended October 31, 2006 remained constant. Shares issued and outstanding during the year ended October 31, 2005 increased by 1,400 shares from the issuance of an additional series of Preferred Stock.


BlackRock MuniYield California Insured Fund, Inc.

Shares issued and outstanding during the year ended October 31, 2006 remained constant. Shares issued and outstanding during the year ended October 31, 2005 increased by 1,800 shares from the issuance of an additional series of Preferred Stock.


BlackRock MuniYield Florida Fund

Shares issued and outstanding during the year ended October 31, 2006 remained constant. Shares issued and outstanding during the year ended October 31, 2005 increased by 600 shares from the issuance of an additional series of Preferred Shares.


BlackRock MuniYield Michigan Insured Fund II, Inc.

Shares issued and outstanding during the year ended October 31, 2006 remained constant. Shares issued and outstanding during the year ended October 31, 2005 increased by 400 shares from the issuance of an additional series of Preferred Stock.


BlackRock MuniYield New York Insured Fund, Inc.

Shares issued and outstanding during the year ended October 31, 2006 remained constant. Shares issued and outstanding during the year ended October 31, 2005 increased by 1,800 shares from the issuance of an additional series of Preferred Stock.

The Funds pay commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended October 31, 2006, Merrill Lynch, Pierce, Fenner & Smith, Incorporated earned commissions as follows:


                                                            Commissions

BlackRock MuniYield Arizona Fund, Inc.                         $ 54,694
BlackRock MuniYield California Fund, Inc.                      $200,615
BlackRock MuniYield California Insured Fund, Inc.              $273,483
BlackRock MuniYield Florida Fund                               $144,381
BlackRock MuniYield Michigan Insured Fund II, Inc.             $113,660
BlackRock MuniYield New York Insured Fund, Inc.                $363,211


5. Distributions to Shareholders:
BlackRock MuniYield Arizona Fund, Inc. The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.062000 per share on November 29, 2006 to shareholders of record on November 14, 2006.

The tax character of distributions paid during the fiscal years ended October 31, 2006 and October 31, 2005 was as follows:




                                      10/31/2006             10/31/2005

Distributions paid from:
   Tax-exempt income             $     4,774,990       $      4,746,990
Ordinary income                               --                  3,303
Net long-term capital gain               608,019                101,400
                                 ---------------       ----------------
Total distributions              $     5,383,009       $      4,851,693
                                 ===============       ================


As of October 31, 2006, the components of accumulated earnings on a tax basis were as follows:


Undistributed tax-exempt income--net                   $        463,121
Undistributed long-term capital gains--net                      317,724
                                                       ----------------
Total undistributed earnings--net                               780,845
Capital loss carryforward                                            --
Unrealized gains--net                                        4,810,161*
                                                       ----------------
Total accumulated earnings--net                        $      5,591,006
                                                       ================

 * The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles and the difference between the book and tax treatment of residual interests in tender option bond trusts.



ANNUAL REPORTS                                                 OCTOBER 31, 2006



Notes to Financial Statements (continued)


BlackRock MuniYield California Fund, Inc.

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.057000 per share on November 29, 2006 to shareholders of record on November 14, 2006.

The tax character of distributions paid during the fiscal years ended October 31, 2006 and October 31, 2005 was as follows:


                                      10/31/2006             10/31/2005

Distributions paid from:
   Tax-exempt income             $    20,192,989       $     21,097,891
                                 ---------------       ----------------
Total distributions              $    20,192,989       $     21,097,891
                                 ===============       ================


As of October 31, 2006, the components of accumulated earnings on a tax basis were as follows:


Undistributed tax-exempt income--net                   $      1,421,700
Undistributed long-term capital gains--net                           --
                                                       ----------------
Total undistributed earnings--net                             1,421,700
Capital loss carryforward                                    (857,391)*
Unrealized gains--net                                      19,538,118**
                                                       ----------------
Total accumulated earnings--net                        $     20,102,427
                                                       ================

 * On October 31, 2006, the Fund had a net capital loss carry-forward of $857,391, of which $503,545 expires in 2008 and $353,846 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the difference between the book and tax treatment of residual interests in tender option bond trusts.


BlackRock MuniYield California Insured Fund, Inc.

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.060000 per share on November 29, 2006 to shareholders of record on November 14, 2006.

The tax character of distributions paid during the fiscal years ended October 31, 2006 and October 31, 2005 was as follows:


                                      10/31/2006             10/31/2005

Distributions paid from:
   Tax-exempt income             $    35,604,372       $     34,467,987
                                 ---------------       ----------------
Total distributions              $    35,604,372       $     34,467,987
                                 ===============       ================


As of October 31, 2006, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income--net                   $      2,281,036
Undistributed long-term capital gains--net                           --
                                                       ----------------
Total undistributed earnings--net                             2,281,036
Capital loss carryforward                                 (10,682,719)*
Unrealized gains--net                                      29,408,059**
                                                       ----------------
Total accumulated earnings--net                        $     21,006,376
                                                       ================

 * On October 31, 2006, the Fund had a net capital loss carry-forward of $10,682,719, of which $3,096,014 expires in 2008,
   $9,668 expires in 2009, $4,901,089 expires in 2011 and
   $2,675,948 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the difference between the book and tax treatment of residual interests in tender option bond trusts.


BlackRock MuniYield Florida Fund

The Fund paid a tax-exempt income dividend to holders of Common Shares in the amount of $.064000 per share on November 29, 2006 to shareholders of record on November 14, 2006.

The tax character of distributions paid during the fiscal years ended October 31, 2006 and October 31, 2005 was as follows:


                                      10/31/2006             10/31/2005

Distributions paid from:
   Tax-exempt income             $    14,505,526       $     14,482,973
                                 ---------------       ----------------
Total distributions              $    14,505,526       $     14,482,973
                                 ===============       ================


As of October 31, 2006, the components of accumulated earnings on a tax basis were as follows:


Undistributed tax-exempt income--net                   $        889,410
Undistributed long-term capital gains--net                           --
                                                       ----------------
Total undistributed earnings--net                               889,410
Capital loss carryforward                                  (8,795,747)*
Unrealized gains--net                                      16,885,990**
                                                       ----------------
Total accumulated earnings--net                        $      8,979,653
                                                       ================

 * On October 31, 2006, the Fund had a net capital loss carry-forward of $8,795,747, of which $921,907 expires in 2007, $6,398,903 expires in 2008, and $1,474,937 expires in 2012.
   This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the difference between the book and tax treatment of residual interests in tender option bond trusts.



ANNUAL REPORTS                                                 OCTOBER 31, 2006



Notes to Financial Statements (continued)


BlackRock MuniYield Michigan Insured Fund II, Inc.

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.060000 per share on November 29, 2006 to shareholders of record on November 14, 2006.

The tax character of distributions paid during the fiscal years ended October 31, 2006 and October 31, 2005 was as follows:


                                      10/31/2006             10/31/2005

Distributions paid from:
   Tax-exempt income             $    12,446,826       $     12,665,595
                                 ---------------       ----------------
Total distributions              $    12,446,826       $     12,665,595
                                 ===============       ================


As of October 31, 2006, the components of accumulated earnings on a tax basis were as follows:


Undistributed tax-exempt income--net                   $        730,200
Undistributed long-term capital gains--net                           --
                                                       ----------------
Total undistributed earnings--net                               730,200
Capital loss carryforward                                  (4,939,869)*
Unrealized gains--net                                      15,053,527**
                                                       ----------------
Total accumulated earnings--net                        $     10,843,858
                                                       ================

 * On October 31, 2006, the Fund had a net capital loss carry-forward of $4,939,869, of which $2,600,765 expires in 2008,
   $1,050,253 expires in 2010 and $1,288,851 expires in 2012.
   This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the difference between the book and tax treatment of residual interests in tender option bond trusts.


BlackRock MuniYield New York Insured Fund, Inc.

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.060000 per share on November 29, 2006 to shareholders of record on November 14, 2006.

The tax character of distributions paid during the fiscal years ended October 31, 2006 and October 31, 2005 was as follows:


                                      10/31/2006             10/31/2005

Distributions paid from:
   Tax-exempt income             $    39,563,895       $     38,166,975
                                 ---------------       ----------------
Total distributions              $    39,563,895       $     38,166,975
                                 ===============       ================


As of October 31, 2006, the components of accumulated earnings on a tax basis were as follows:


Undistributed tax-exempt income--net                   $      2,732,017
Undistributed long-term capital gains--net                           --
                                                       ----------------
Total undistributed earnings--net                             2,732,017
Capital loss carryforward                                 (30,841,593)*
Unrealized gains--net                                      35,050,467**
                                                       ----------------
Total accumulated earnings--net                        $      6,940,891
                                                       ================

 * On October 31, 2006, the Fund had a net capital loss carry-forward of $30,841,593 with $8,878,283 expiring in 2008,
   $3,168,268 expiring in 2010, $16,583,200 expiring in 2012
   and $2,211,842 expiring in 2014. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains/(losses) on certain futures contracts and the difference between the book and tax treatment of residual interests in tender option bond trusts.


6. Restatement Information:
During the year ended October 31, 2006, each of the Funds determined that the criteria for sale accounting in Statement of Financial Accounting Standards No. 140 had not been met for certain transfers of municipal bonds and that these transfers should have been accounted for as secured borrowings rather than as sales. Accordingly, BlackRock MuniYield Arizona Fund, Inc. and BlackRock MuniYield California Fund, Inc. each has restated its statement of changes in net assets for the year ended October 31, 2005 to give effect to offsetting changes in realized gain--net and in the change in unrealized appreciation/ depreciation--net on the transferred municipal securities. Additionally, each of the six Funds has restated its financial highlights for the years ended October 31, 2005, 2004, 2003 and 2002 to give effect to recording the transfers of the municipal bonds as secured borrowings, including recording interest on the bonds as interest income and interest on the secured borrowings as interest expense.



ANNUAL REPORTS                                                 OCTOBER 31, 2006



Notes to Financial Statements (continued)

Statements of Changes in Net Assets
For the Year Ended October 31, 2005
                                                   BlackRock MuniYield                 BlackRock MuniYield
                                                    Arizona Fund, Inc.                California Fund, Inc.

                                               Previously                            Previously
                                                Reported       Restated               Reported       Restated
Realized gain--net                             $     686,663   $     710,366       $    3,286,924   $    3,325,934
Change in unrealized appreciation--net         $ (2,891,468)   $ (2,915,171)       $ (12,950,108)   $ (12,989,118)


Financial Highlights for BlackRock MuniYield Arizona Fund, Inc.
For the Years Ended October 31, 2005, 2004, 2003 and 2002

                                      2005                      2004                      2003                        2002

                           Previously                Previously                 Previously                Previously
                             Reported     Restated     Reported     Restated      Reported     Restated     Reported     Restated
Total expenses, net of
  reimbursement**               1.20%        1.51%        1.19%        1.39%         1.18%        1.37%        1.28%        1.61%
Total expenses**                1.20%        1.52%        1.20%        1.40%         1.19%        1.38%        1.28%        1.61%
Portfolio turnover             28.08%          28%       23.69%          21%        26.99%          24%       42.51%          32%

  ** Do not reflect the effect of dividends to Preferred Stock shareholders.


Financial Highlights for BlackRock MuniYield California Fund, Inc.
For the Years Ended October 31, 2005, 2004, 2003 and 2002

                                      2005                      2004                      2003                        2002

                           Previously                Previously                 Previously                Previously
                             Reported     Restated     Reported     Restated      Reported     Restated     Reported     Restated
Total expenses, net of
  reimbursement**                .98%        1.13%         .96%        1.12%          .95%        1.16%         .99%        1.26%
Total expenses**                 .98%        1.13%         .96%        1.12%          .96%        1.17%         .99%        1.26%
Portfolio turnover             53.99%          53%       33.60%          29%        20.24%          18%       49.87%          39%

  ** Do not reflect the effect of dividends to Preferred Stock shareholders.


Financial Highlights for BlackRock MuniYield California Insured Fund, Inc.
For the Years Ended October 31, 2005, 2004, 2003 and 2002

                                      2005                      2004                      2003                        2002

                           Previously                Previously                 Previously                Previously
                             Reported     Restated     Reported     Restated      Reported     Restated     Reported     Restated
Total expenses, net of
  reimbursement and excluding
  reorganization expenses**      .96%        1.27%         .95%        1.08%          .94%        1.08%         .96%        1.15%
Total expenses, excluding
  reorganization expenses**      .96%        1.27%         .95%        1.08%          .94%        1.08%         .96%        1.15%
Total expenses**                 .96%        1.27%         .95%        1.08%          .94%        1.08%        1.00%        1.19%
Portfolio turnover             42.13%          39%       68.05%          63%        52.17%          47%       77.13%          63%

  ** Do not reflect the effect of dividends to Preferred Stock shareholders.


ANNUAL REPORTS                                                 OCTOBER 31, 2006



Notes to Financial Statements (concluded)


Financial Highlights for BlackRock MuniYield Florida Fund
For the Years Ended October 31, 2005, 2004, 2003 and 2002

                                      2005                      2004                      2003                        2002

                           Previously                Previously                 Previously                Previously
                             Reported     Restated     Reported     Restated      Reported     Restated     Reported     Restated
Total expenses, net of
  reimbursement**               1.05%        1.25%        1.03%        1.18%         1.04%        1.18%        1.06%        1.24%
Total expenses**                1.05%        1.25%        1.03%        1.19%         1.04%        1.19%        1.06%        1.24%
Portfolio turnover             41.96%          42%       36.11%          33%        40.45%          35%       39.54%          36%

  ** Do not reflect the effect of dividends to Preferred Shareholders.


Financial Highlights for BlackRock MuniYield Michigan Insured Fund II, Inc.
For the Years Ended October 31, 2005, 2004, 2003 and 2002

                                      2005                      2004                      2003                        2002

                           Previously                Previously                 Previously                Previously
                             Reported     Restated     Reported     Restated      Reported     Restated     Reported     Restated
Total expenses, net of
  reimbursement**               1.07%        1.46%        1.05%        1.26%         1.01%        1.20%        1.12%        1.39%
Total expenses**                1.07%        1.47%        1.07%        1.28%         1.02%        1.22%        1.12%        1.39%
Portfolio turnover             23.18%          19%       39.26%          35%        30.84%          27%       41.77%          35%

  ** Do not reflect the effect of dividends to Preferred Stock shareholders.


Financial Highlights for BlackRock MuniYield New York Insured Fund, Inc.
For the Years Ended October 31, 2005, 2004, 2003 and 2002

                                      2005                      2004                      2003                        2002

                           Previously                Previously                 Previously                Previously
                             Reported     Restated     Reported     Restated      Reported     Restated     Reported     Restated
Total expenses, net of
  reimbursement**                .96%        1.31%         .94%        1.13%          .94%        1.15%         .96%        1.08%
Total expenses**                 .96%        1.31%         .95%        1.13%          .94%        1.16%         .96%        1.08%
Portfolio turnover             46.41%          35%       19.91%          18%        51.89%          45%       87.56%          72%

  ** Do not reflect the effect of dividends to Preferred Stock shareholders.


While the Statements of Net Assets for each of the Funds as of October 31, 2005, 2004, 2003 and 2002, not presented herein, have not been reissued to give effect to the restatement, the principal effects of the restatement would be to increase investments and liability for trust certificates by corresponding amounts at each year, with no effect on previously reported net assets.

The Statements of Operations for each of the Funds for the years ended October 31, 2005, 2004, 2003 and 2002, not presented herein, have not been reissued to give effect to the restatement. However, the principal effects of the restatement would be to increase interest income and interest expense and fees by corresponding amounts each year, and, where applicable, to revise realized gain (loss) on investments--net, and the change in unrealized appreciation/ depreciation on investments--net, by corresponding and offsetting amounts.

The Statements of Changes in Net Assets for each of the Funds for the years ended October 31, 2004, 2003 and 2002, not presented herein, have not been reissued to give effect to the restatement, but the principal effects of a restatement, where applicable, would be to revise previously reported realized gain (loss)--net, and change in unrealized appreciation/depreciation--net, by corresponding and offsetting amounts.



ANNUAL REPORTS                                                 OCTOBER 31, 2006



Report of Independent Registered Public Accounting Firm


To the Shareholders and Boards of Directors/Trustees of BlackRock MuniYield Arizona Fund, Inc., BlackRock MuniYield California Fund, Inc., BlackRock MuniYield California Insured Fund, Inc., BlackRock MuniYield Florida Fund, BlackRock MuniYield Michigan Insured Fund II, Inc. and Blackrock MuniYield New York Insured Fund, Inc.:

We have audited the accompanying statements of net assets, including the schedules of investments, of BlackRock MuniYield Arizona Fund, Inc., BlackRock MuniYield California Fund, Inc., BlackRock MuniYield California Insured Fund, Inc., BlackRock MuniYield Florida Fund, BlackRock MuniYield Michigan Insured Fund II, Inc. and BlackRock MuniYield New York Insured Fund, Inc. (formerly MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield Florida Fund, MuniYield Michigan Insured Fund II, Inc. and MuniYield New York Insured Fund, Inc.) (the "Funds"), as of October 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, audits of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the respective financial position of BlackRock MuniYield Arizona Fund, Inc., BlackRock MuniYield California Fund, Inc., BlackRock MuniYield California Insured Fund, Inc., BlackRock MuniYield Florida Fund, BlackRock MuniYield Michigan Insured Fund II, Inc. and BlackRock MuniYield New York Insured Fund, Inc. as of October 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 6, the statements of changes in net assets for the year ended October 31, 2005 of BlackRock MuniYield Arizona Fund, Inc. and BlackRock MuniYield California Fund, Inc. and the financial highlights of each of the Funds for the years ended October 31, 2005, 2004, 2003 and 2002 have been restated.


Deloitte & Touche LLP
Princeton, New Jersey
January 16, 2007



Fund Certifications (unaudited)


In May 2006, BlackRock MuniYield California Fund, Inc., BlackRock MuniYield California Insured Fund, Inc., BlackRock MuniYield Florida Fund, BlackRock MuniYield Michigan Insured Fund II, Inc. and BlackRock MuniYield New York Insured Fund, Inc. filed their Chief Executive Officer Certification for the prior year with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Funds' Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with each Fund's Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.



ANNUAL REPORTS                                                 OCTOBER 31, 2006



Automatic Dividend Reinvestment Plan


How the Plan Works--The Funds offer a Dividend Reinvestment Plan (the "Plan") under which income and capital gains dividends paid by each Fund are automatically reinvested in additional shares of Common Stock of each Fund. The Plan is administered on behalf of the shareholders by The Bank of New York for BlackRock MuniYield Arizona Fund, Inc., BlackRock MuniYield California Fund, Inc., BlackRock MuniYield Florida Fund, BlackRock MuniYield Michigan Insured Fund II, Inc. and BlackRock MuniYield New York Insured Fund, Inc. and Computershare Trust Company, N.A. for BlackRock MuniYield California Insured Fund, Inc. (individually, the "Plan Agent" or together, the "Plan Agents"). Under the Plan, whenever the Funds declare a dividend, participants in the Plan will receive the equivalent in shares of Common Stock of each Fund. The Plan Agents will acquire the shares for the participant's account either (i) through receipt of additional unissued but authorized shares of each Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or American Stock Exchange, as applicable or elsewhere. If, on the dividend payment date, each Fund's net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a "market premium"), the Plan Agents will invest the dividend amount in newly issued shares. If the Funds' net asset value per share is greater than the market price per share (a condition often referred to as a "market discount"), the Plan Agents will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agents are unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agents will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder's account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan--Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Funds unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan must advise their Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan--The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Funds. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of each Fund's shares is above the net asset value, participants in the Plan will receive shares of the Funds for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since each Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees--There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agents' service fees for handling the reinvestment of distributions are paid for by the Funds. However, brokerage commissions may be incurred when the Funds purchase shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications--The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Funds' shares are trading at a market premium, the Funds issue shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of each Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information--All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258,
Telephone: 800-432-8224 for BlackRock MuniYield Arizona Fund, Inc., BlackRock MuniYield California Fund, Inc., BlackRock MuniYield Florida Fund, BlackRock MuniYield Michigan Insured Fund II, Inc. and BlackRock MuniYield New York Insured Fund, Inc. and Computershare Trust Company, N.A., P.O. Box 43010, Providence, RI 02940-3010, Telephone: 800-426-5523 for BlackRock MuniYield California Insured Fund, Inc.



ANNUAL REPORTS                                                 OCTOBER 31, 2006



Disclosure of Investment Advisory Agreement (continued)


Disclosure of FAM Investment Advisory Agreements

The Board of Directors or the Board of Trustees, as pertinent, of each Fund met in August 2006 to consider approval of the Fund's investment advisory agreement with Fund Asset Management, L.P. ("FAM"), each Fund's investment adviser at that time.


Activities and Composition of the Boards

All but one member of the Board is an independent director/trustee whose only affiliation with FAM or other Merrill Lynch affiliates was as a director/ trustee of the Fund and as a director or trustee of certain other funds advised by FAM or its affiliates. The Co-chairmen of each Board are also independent directors/trustees. New director/trustee nominees are chosen by a Nominating Committee comprised of independent directors/trustees. All independent directors/trustees also are members of each Board's Audit Committee, and the independent directors/trustees meet in executive session at each in-person Board meeting. Each Board and each Board's Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal Board meetings and some of which are informational meetings. The independent counsel to the independent directors/trustees attends all in-person Board and Audit Committee meetings and other meetings at the independent directors'/trustees' request.


FAM Investment Advisory Agreements--Matters Considered by the Boards

Every year, each Fund's Board considers approval of the Fund's investment advisory agreement. Each Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the investment adviser and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. Each Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, each Board also considers a range of information in connection with its oversight of the services provided by the investment adviser and its affiliates. Among the matters considered are: (a) fees (in addition to management fees) paid to the investment adviser and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to each Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the investment adviser and its affiliates.

Each Board noted its view of FAM as one of the most experienced global asset management firms and considered the overall services provided by FAM to be of high quality. Each Board also noted its view of FAM as financially sound and well managed and noted FAM's affiliation with one of America's largest financial firms. Each Board works closely with the investment adviser in overseeing the investment adviser's efforts to achieve good performance. As part of this effort, each Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the investment adviser taking steps such as changing investment personnel.


Annual Consideration of Approval by the Boards

In the period prior to the Board meeting to consider renewal of the investment advisory agreement, each Board requests and receives materials specifically relating to the Fund's investment advisory agreement. These materials are prepared separately for each Fund and include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses, investment performance and leverage of the Fund as compared to a comparable group of funds as classified by Lipper; (b) information comparing each Fund's market price with its net asset value per share; (c) a discussion by the Fund's portfolio management team regarding investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the investment adviser and its affiliates of the investment advisory agreement and other relationships with the Fund; and (e) information provided by the investment adviser concerning investment advisory fees charged to other clients, such as retail closed-end funds, under similar investment mandates. Each Board also considers other matters it deems important to the approval process, such as payments made for services related to the valuation and pricing of Fund portfolio holdings, the Fund's portfolio turnover statistics, and direct and indirect benefits to the investment adviser and its affiliates from their relationship with the Fund.


Certain Specific Renewal Data

In connection with the most recent renewal of each Fund's investment advisory agreement with FAM (each, a "FAM Investment Advisory Agreement") in August 2006, the independent directors'/trustees' and the Board's review included the following:



ANNUAL REPORTS                                                 OCTOBER 31, 2006



Services Provided by the Investment Adviser--Each Fund's Board reviewed the nature, extent and quality of services provided by FAM, focusing on the investment advisory services and the resulting performance of the Fund. Each Board uses data provided by Lipper and by management in its review of advisory services. Each Board compared Fund performance - both including and excluding the effects of the Fund's fees and expenses - to the performance of a comparable group of funds and the performance of a relevant index or combination of indexes. While each Board reviews performance data at least quarterly, each Board attaches more importance to performance over relatively long periods of time, typically three to five years. Each Fund's Board concluded that the comparative data indicated that the Fund's performance was competitive. Considering all these factors, each Fund's Board concluded that the nature and quality of the services provided supported the continuation of the Fund's FAM Investment Advisory Agreement.

FAM's Personnel and Investment Process--Each Fund's Board reviewed the Fund's investment objectives and strategies. Each Board discussed with FAM's senior management responsible for investment operations and the senior management of FAM's municipal investing group the strategies being used to achieve the stated objectives. Among other things, each Board considered the size, education and experience of FAM's investment staff, its use of technology, and FAM's approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board also reviewed FAM's compensation policies and practices with respect to the Fund's portfolio managers. Each Board also considered the experience of the Fund's portfolio manager. The Board of MuniYield Arizona Fund, Inc. noted that Mr. Kalinoski has more than five years of experience in portfolio management. The Boards of MuniYield California Fund, Inc. and MuniYield California Insured Fund, Inc. noted that Mr. O'Connor has more than 15 years of experience in portfolio management. The Board of MuniYield Florida Fund noted that Mr. Sneeden has more than ten years of experience in portfolio management. The Board of MuniYield Michigan Insured Fund II, Inc. noted that Mr. Stuebe has more than 15 years of experience in portfolio management. The Board of MuniYield New York Insured Fund, Inc. noted that Mr. Browse has more than five years of experience in portfolio management. Each Fund's Board concluded that FAM and its investment staff have extensive experience in analyzing and managing the types of investments used by the Fund and that the Fund benefits from that experience.

Management Fees and Other Expenses--Each Fund's Board reviews the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds in its Lipper category. It also compares the Fund's total expenses to those of other comparable funds. Each Board considered the services provided to and the fees charged by FAM to other clients with similar investment mandates. The Boards of MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc. and MuniYield Florida Fund noted that FAM had advised the Boards that, with respect to the pertinent Fund, it had no other comparable accounts with similar investment mandates. Each Fund's Board determined that the Fund's contractual and actual management fee rates, as well as total expenses, were competitive with those of comparable funds. Each Fund's Board concluded that the Fund's management fee rate and overall expense ratio were reasonable.

Profitability--Each Board considers the cost of the services provided to the Fund by the investment adviser and the investment adviser's and its affiliates' profits relating to the management and distribution of the Fund and the funds advised by the investment manager and its affiliates. As part of its analysis, each Fund's Board reviewed FAM's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board concluded that the profits of FAM and its affiliates were acceptable in relation to the nature and quality of services provided.

Economies of Scale--Each Fund's Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. Each Fund's Board considered economies of scale to the extent applicable to the Fund's closed-end structure and determined that the Fund appropriately benefits from any economies of scale. Each Board determined that the management fee structure was reasonable and that no changes were currently necessary.



ANNUAL REPORTS                                                 OCTOBER 31, 2006



Disclosure of Investment Advisory Agreement (concluded)


Conclusion

After the independent directors/trustees of each Board deliberated in executive session, the entire Board of each Fund, including all of the independent directors/trustees, approved the renewal of the pertinent FAM Investment Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.



Disclosure of New Investment Advisory Agreement


New BlackRock Investment Advisory Agreements--Matters Considered by the Boards

In connection with the combination of Merrill Lynch's investment advisory business, including Fund Asset Management, L.P. (the "Previous Investment Adviser"), with that of BlackRock, Inc. ("BlackRock") to create a new independent company ("New BlackRock") (the "Transaction"), each Fund's Board of Directors or Board of Trustees, as pertinent, considered and approved a new investment advisory agreement (each, a "BlackRock Investment Advisory Agreement") between the Fund and BlackRock Advisors, LLC ("BlackRock Advisors"). Each Fund's shareholders subsequently approved the Fund's BlackRock Investment Advisory Agreement and it became effective on September 29, 2006, replacing the Fund's investment advisory agreement with the Previous Investment Adviser (each, a "Previous Investment Advisory Agreement").

Each Fund's Board discussed the Fund's BlackRock Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. Each Fund's Board, including the independent directors/trustees, approved the Fund's BlackRock Investment Advisory Agreement at an in-person meeting held on May 9, 2006.

To assist each Fund's Board in its consideration of the Fund's BlackRock Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. Each Fund's independent directors/trustees, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the Fund's BlackRock Investment Advisory Agreement. The additional information was provided in advance of the May 9, 2006 meetings. In addition, each Fund's independent directors/trustees consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the directors'/trustees' deliberations.

At each Fund's Board meetings, the directors/trustees discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Boards. The directors/trustees also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Previous Investment Adviser, and of its affiliates, to be transferred to BlackRock in connection with the Transaction. The independent directors/trustees also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, each Fund's independent directors/ trustees met in executive sessions with their counsel to consider the Fund's BlackRock Investment Advisory Agreement.

In connection with the directors'/trustees' review of each Fund's BlackRock Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the directors/trustees about a variety of matters. The advice included the following, among other matters:

* that there was not expected to be any diminution in the nature, quality and extent of services provided to any of the Funds or their shareholders by BlackRock Advisors, including compliance services;



ANNUAL REPORTS                                                 OCTOBER 31, 2006



* that operation of New BlackRock as an independent investment management firm would enhance its ability to attract and retain talented professionals;

* that each Fund was expected to benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions (R) brand name;

* that BlackRock had no present intention to alter any applicable expense waivers or reimbursements that were currently in effect and, while it reserved the right to do so in the future, it would seek Board approval before making any changes;

* that in connection with the Transaction, Merrill Lynch and BlackRock had agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Previous Investment Adviser (or affiliates), respectively; and

* that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they had a financial interest in the matters being considered that was different from that of Fund shareholders.

The directors/trustees considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

* the potential benefits to each Fund's shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

* the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

* the compliance policies and procedures of BlackRock Advisors;

* the terms and conditions of each Fund's BlackRock Investment Advisory Agreement, including the fact that no Fund's schedule of total advisory fees would increase under the pertinent BlackRock Investment Advisory Agreement, but would remain the same;

* that in August 2005, each Fund's Board had performed a full annual review of the pertinent Previous Investment Advisory Agreement, as required by the 1940 Act, and had determined that the Previous Investment Adviser had the capabilities, resources and personnel necessary to provide the advisory and administrative services that were then being provided to the Fund; and that the advisory and/or management fees paid by the Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, had represented reasonable compensation to the Previous Investment Adviser in light of the services provided, the costs to the Previous Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the directors/trustees had considered relevant in the exercise of their reasonable judgment; and

* that Merrill Lynch had agreed to pay all expenses of each Fund, in connection with the consideration by the Board of the Fund's BlackRock Investment Advisory Agreement and related agreements and all costs of shareholder approval of the BlackRock Investment Advisory Agreement and, as a result, the Fund would bear no costs in obtaining shareholder approval of the BlackRock Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the Fund's BlackRock Investment Advisory Agreement, each Fund's Board assessed the nature, quality and scope of the services to be provided to the Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting and assistance in meeting legal and regulatory requirements. In its review of the Fund's BlackRock Investment Advisory Agreement, each Fund's Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered for each Fund were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.



ANNUAL REPORTS                                                 OCTOBER 31, 2006



Disclosure of New Investment Advisory Agreement (continued)


In the period prior to each Fund's Board meeting to consider renewal of the Fund's Previous Investment Advisory Agreement, the Board had requested and received materials specifically relating to the Previous Investment Advisory Agreement. For each Fund, these materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) information comparing the Fund's market price with its net asset value per share; (c) a discussion by the Fund's portfolio management team on investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Previous Investment Adviser of the Fund's Previous Investment Advisory Agreement and other payments received by the Previous Investment Adviser and its affiliates from the Fund; and (e) information provided by the Previous Investment Adviser concerning services related to the valuation and pricing of Fund portfolio holdings, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Previous Investment Adviser and its affiliates from their relationship with the Fund.

In their deliberations, each Fund's directors/trustees considered information received in connection with their most recent approval of the continuance of the Fund's Previous Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the Fund's BlackRock Investment Advisory Agreement. None of the Funds' directors/trustees identified any particular information that was all-important or controlling. Each Fund's directors/trustees, including a majority of the independent directors/ trustees, concluded that the terms of the Fund's BlackRock Investment
Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the BlackRock Investment Advisory Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided--Each Fund's Board reviewed the nature, quality and scope of services provided by the Previous Investment Adviser, including the investment advisory services and the resulting performance of the Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. Each Fund's Board focused primarily on the Previous Investment Adviser's investment advisory services and the Fund's investment performance, but also considered certain areas in which both the Previous Investment Adviser and the Fund received services as part of the Merrill Lynch complex. Each Fund's Board compared the Fund's performance - both including and excluding the effects of fees and expenses - to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. While each Board reviews performance data at least quarterly, consistent with the Previous Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under each Fund's BlackRock Investment Advisory Agreement, the directors/trustees considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of New BlackRock and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the investment and other practices of the Fund.

Each Fund's directors/trustees were given information with respect to the potential benefits to the Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

Each Fund's directors/trustees were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund would continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. Each Fund's directors/trustees were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of the receipt of such revised regulatory relief.



ANNUAL REPORTS                                                 OCTOBER 31, 2006



Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, each Fund's directors/trustees determined that the nature and quality of services to be provided to the Fund under the Fund's BlackRock Investment Advisory Agreement were expected to be as good as or better than that provided under the Fund's Previous Investment Advisory Agreement. The directors/trustees were advised that BlackRock Advisors did not plan to change any of the Funds' portfolio management team upon the closing of the transaction. It was noted, however, that other changes in personnel were expected to follow the Transaction and the combination of the operations of the Previous Investment Adviser and its affiliates with those of BlackRock. Each Fund's directors/trustees noted that if current portfolio managers or other personnel were to cease to be available prior to the closing of the Transaction, the Board would consider all available options, including seeking the investment advisory or other services of BlackRock affiliates. Accordingly, each Fund's directors/trustees concluded that, overall, they were satisfied with assurances from BlackRock and BlackRock Advisors as to the expected nature, quality and extent of the services to be provided to the Fund under the Fund's BlackRock Investment Advisory Agreement.

Costs of Services Provided, Fees and Profitability--It was noted that, in conjunction with their recent review of the Fund's Previous Investment Advisory Agreement, each Fund's directors/trustees had received, among other things, a report from Lipper comparing the Fund's fees and expenses to those of a peer group selected by Lipper, and information as to the fees charged by the Previous Investment Adviser or its affiliates to other registered investment company clients for investment management services. Each Fund's Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory fees and the effects of any fee waivers - compared to the other funds in its Lipper category. Each Fund's Board also compared the Fund's total expenses to those of other comparable funds. The information showed that each Fund had fees and expenses within the range of fees and expenses of comparable funds. Each Fund's Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to the Fund. Each Fund's Board concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the Fund's BlackRock Investment Advisory Agreement, each Fund's directors/trustees considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the Fund's BlackRock Investment Advisory Agreement is substantially similar to the Fund's Previous Investment Advisory Agreement in all material respects, including the rate of compensation, each Fund's directors/trustees determined that the Transaction should not increase the total fees payable, including any fee waivers or after any expense caps or expense reimbursements, for advisory and administrative services. Each Fund's directors/trustees noted that it was not possible to predict how the Trans-action would affect BlackRock Advisors' profitability from its relationship with the Fund.

Each Fund's directors/trustees discussed with BlackRock Advisors its general methodology to be used in determining its profitability with respect to its relationship with the Fund. Each Fund's directors/trustees noted that they expect to receive profitability information from BlackRock Advisors on at least an annual basis.

Economies of Scale--Each Fund's Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board considered economies of scale to the extent applicable to each Fund's closed-end structure and determined that each Fund appropriately benefits from any economies of scale and no changes were currently necessary.

Fall-Out Benefits--Each Fund's directors/trustees considered whether the fund would generate any fall-out benefits to BlackRock Advisors. Fall-out benefits are indirect profits from other activities that accrue to a fund's investment adviser or its affiliates solely because of the existence of the fund. In evaluating the fall-out benefits to be received by BlackRock Advisors under the Fund's BlackRock Investment Advisory Agreement, each Fund's directors/trustees considered whether BlackRock Advisors would experience such benefits to the same extent that the Previous Investment Adviser was experiencing such benefits under the Fund's Previous Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval of the continuance of the Fund's Previous Investment Advisory Agreement, and their discussions with management of the Previous Investment Adviser and BlackRock, each Fund's directors/trustees determined that BlackRock Advisors' fall-out benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products. The directors/trustees noted that any fall-out benefits were difficult to quantify with certainty.



ANNUAL REPORTS                                                 OCTOBER 31, 2006



Disclosure of New Investment Advisory Agreement (concluded)


Investment Performance--Each Fund's Board considered investment performance for the Fund. Each Fund's directors/trustees compared the Fund's performance - both including and excluding the effects of fees and expenses - to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed each Fund's performance at various levels within the range of performance of comparable funds over different time periods. Each Fund's directors/trustees believed the Fund's performance was satisfactory. Also, each Board took into account the investment performance of funds advised by BlackRock Advisors. Each Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. Each Fund's Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Conclusion--After the independent directors/trustees of each Fund deliberated in executive session, the Fund's entire Board, including the independent directors/trustees, approved the Fund's BlackRock Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the BlackRock Investment Advisory Agreement was in the best interests of the shareholders. In approving the Fund's BlackRock Investment Advisory Agreement, each Fund's Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.


New BlackRock Sub-Advisory Agreements--Matters Considered by the Boards

At an in-person meeting held on August 22-23, 2006, each Fund's Board of Directors or Board of Trustees, as pertinent, including the independent directors/trustees, discussed and approved the Fund's sub-advisory agreement (each, a "BlackRock Sub-Advisory Agreement") between BlackRock Advisors and its affiliate, BlackRock Investment Management, LLC (the "Sub-Adviser"). Each Fund's BlackRock Sub-Advisory Agreement became effective on September 29, 2006, at the same time the Fund's BlackRock Investment Advisory Agreement became effective.

Pursuant to each Fund's BlackRock Sub-Advisory Agreement, the Sub-Adviser receives a monthly fee from BlackRock Advisors equal to 59% of the advisory fee received by BlackRock Advisors from the Fund. BlackRock Advisors pays the Sub-Adviser out of its own resources, and there is no increase in the expenses of any of the Funds as a result of the Fund's BlackRock Sub-Advisory Agreement.

In approving the Fund's BlackRock Sub-Advisory Agreement at the August in person meeting, each Fund's Board reviewed its considerations in connection with its approval of the Fund's BlackRock Investment Advisory Agreement in May 2006. Each Fund's Board relied on the same information and considered the same factors as those discussed above in connection with the approval of the Fund's BlackRock Investment Advisory Agreement, and came to the same conclusion. In reviewing the sub-advisory fee rate provided in each Fund's BlackRock Sub-Advisory Agreement, the Fund's Board noted the fact that both BlackRock Advisors and the Sub-Adviser have significant responsibilities under their respective advisory agreements. BlackRock Advisors remains responsible for oversight of each Fund's operations and administration, and the Sub-Adviser provides advisory services to the Fund and is responsible for the day-to-day management of the Fund's portfolio under the Fund's BlackRock Sub-Advisory Agreement. Each Fund's Board also took into account the fact that there is no increase in total advisory fees paid by the Fund as a result of the Fund's BlackRock Sub-Advisory Agreement. Under all of the circumstances, each Fund's Board concluded that it was a reasonable allocation of fees for the Sub-Adviser to receive 59% of the advisory fee paid by the Fund to BlackRock Advisors.

After each Fund's independent directors/trustees deliberated in executive session, each Fund's entire Board, including the independent directors/ trustees, approved the Fund's BlackRock Sub-Advisory Agreement, concluding that the sub-advisory fee was reasonable in relation to the services provided and that the BlackRock Sub-Advisory Agreement was in the best interests of shareholders.



ANNUAL REPORTS                                                 OCTOBER 31, 2006



The Benefits and Risks of Leveraging


The Funds utilize leveraging to seek to enhance the yield and net asset value of their Common Shares/Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Funds issue Preferred Shares/Stock, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Shares/Stock, is paid to Common Shareholders/Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Funds' Common Shares/Stock. However, in order to benefit Common Shareholders/Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders/Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Shares/Stock capitalization of $100 million and the issuance of Preferred Shares/Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares/Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates.

In this case, the dividends paid to Preferred Shareholders/ Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders/Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares/ Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares/Stock (that is, its price as listed on the New York Stock Exchange or the American Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares'/ Stocks' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares/Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares/Stock may also decline. As of October 31, 2006, BlackRock MuniYield Arizona Fund, Inc., BlackRock MuniYield California Fund, Inc., BlackRock MuniYield California Insured Fund, Inc. BlackRock MuniYield Florida Fund, BlackRock MuniYield Michigan Insured Fund II, Inc. and BlackRock MuniYield New York Insured Fund, Inc. had leverage amounts, due to Auction Market Preferred Shares/Stock, of 38.05%, 35.23%, 34.65%, 34.94%, 35.97% and 34.86% of total net assets, respectively, before the deduction of Preferred Shares/Stock.

As a part of their investment strategy, the Funds may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Funds to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Funds invest in inverse floaters, the market value of each Fund's portfolio and the net asset value of each Fund's shares may also be more volatile than if the Funds did not invest in these securities.



ANNUAL REPORTS                                                 OCTOBER 31, 2006



Proxy Results


BlackRock MuniYield Arizona Fund, Inc.


During the six-month period ended October 31, 2006, BlackRock MuniYield Arizona Fund, Inc.'s shareholders voted on the following proposals, which were approved at a special shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted were as follows:

                                                                     Shares Voted   Shares Voted   Shares Voted
                                                                         For          Against        Abstain
To approve a new investment advisory agreement with
BlackRock Advisors, Inc.                                              2,372,656       104,312        151,044

To approve a contingent subadvisory agreement with
BlackRock Advisors, Inc.                                              2,384,510       104,313        139,189


BlackRock MuniYield California Fund, Inc.


During the six-month period ended October 31, 2006, BlackRock MuniYield California Fund, Inc.'s shareholders voted on the following proposals, which were approved at a special shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted were as follows:

                                                                     Shares Voted   Shares Voted   Shares Voted
                                                                         For          Against        Abstain
To approve a new investment advisory agreement with
BlackRock Advisors, Inc.                                              11,533,151      460,731        689,660

To approve a contingent subadvisory agreement with
BlackRock Advisors, Inc.                                              11,520,292      470,208        693,042


BlackRock MuniYield California Insured Fund, Inc.


During the six-month period ended October 31, 2006, BlackRock MuniYield California Insured Fund, Inc.'s shareholders voted on the following proposals, which were approved at a special shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted were as follows:

                                                                     Shares Voted   Shares Voted   Shares Voted
                                                                         For          Against        Abstain
To approve a new investment advisory agreement with
BlackRock Advisors, Inc.                                              18,542,322      578,881       1,085,793

To approve a contingent subadvisory agreement with
BlackRock Advisors, Inc.                                              18,435,042      635,436       1,136,518


ANNUAL REPORTS                                                 OCTOBER 31, 2006



Proxy Results (concluded)


BlackRock MuniYield Florida Fund


During the six-month period ended October 31, 2006, BlackRock MuniYield Florida Fund's shareholders voted on the following proposals, which were approved at a special shareholders' meeting on July 31, 2006. A description of the proposals and number of shares voted were as follows:

                                                                     Shares Voted   Shares Voted   Shares Voted
                                                                         For          Against        Abstain
To approve a new investment advisory agreement with
BlackRock Advisors, Inc.                                              7,131,609       180,902        195,765

To approve a contingent subadvisory agreement with
BlackRock Advisors, Inc.                                              7,117,086       197,984        193,206


BlackRock MuniYield Michigan Insured Fund II, Inc.


During the six-month period ended October 31, 2006, BlackRock MuniYield Michigan Insured Fund II, Inc.'s shareholders voted on the following proposals, which were approved at a special shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted were as follows:

                                                                     Shares Voted   Shares Voted   Shares Voted
                                                                         For          Against        Abstain
To approve a new investment advisory agreement with
BlackRock Advisors, Inc.                                              6,339,897       307,808        427,453

To approve a contingent subadvisory agreement with
BlackRock Advisors, Inc.                                              6,347,546       312,791       414,821


BlackRock MuniYield New York Insured Fund, Inc.


During the six-month period ended October 31, 2006, BlackRock MuniYield New York Insured Fund, Inc.'s shareholders voted on the following proposals, which were approved at a special shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted were as follows:

                                                                     Shares Voted   Shares Voted   Shares Voted
                                                                         For          Against        Abstain
To approve a new investment advisory agreement with
BlackRock Advisors, Inc.                                              18,469,367      847,733       1,207,171

To approve a contingent subadvisory agreement with
BlackRock Advisors, Inc.                                              18,405,579      864,010       1,254,682


ANNUAL REPORTS                                                 OCTOBER 31, 2006


Officers and Directors or Trustees
                                                                                                 Number of
                                                                                                 Funds and
                                                                                                 Portfolios in   Other Public
                                                                                                 Fund Complex    Directorships
                      Position(s)   Length of                                                    Overseen by     Held by
                      Held with     Time                                                         Director or     Director or
Name, Address & Age   Funds         Served    Principal Occupation(s) During Past 5 Years        Trustee         Trustee
Interested Director or Trustee


Robert C. Doll, Jr.*  President     2005 to   Vice Chairman and Director of BlackRock,           122 Funds       None
P.O. Box 9011         and Director  present   Inc., Global Chief Investment Officer for          168 Portfolios
Princeton,            or Trustee              Equities, Chairman of the BlackRock Retail
NJ 08543-9011                                 Operating Committee, and member of the
Age: 52                                       BlackRock Executive Committee since 2006;
                                              President of the Funds advised by Merrill Lynch
                                              Investment Managers, L.P. ("MLIM") and its
                                              affiliates ("MLIM/FAM-advised funds") from 2005
                                              to 2006 and Chief Investment Officer thereof from
                                              2001 to 2006; President of MLIM and Fund Asset
                                              Management, L.P. ("FAM") from 2001 to 2006;
                                              Co-Head (Americas Region) thereof from 2000 to
                                              2001 and Senior Vice President from 1999 to
                                              2001; President and Director of Princeton Services,
                                              Inc. ("Princeton Services") since 2001; President
                                              of Princeton Administrators, L.P. ("Princeton
                                              Administrators") from 2001 to 2006; Chief
                                              Investment Officer of OppenheimerFunds, Inc. in
                                              1999 and Executive Vice President thereof from
                                              1991 to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which BlackRock acts as investment adviser. Mr. Doll is an "interested person," as described in the Investment Company Act, of the
   Fund based on his current and former positions with BlackRock, Inc. and its affiliates. Directors or Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President,
   Mr. Doll serves at the pleasure of the Board of Directors or Trustees.




Independent Directors or Trustees*


James H. Bodurtha**   Director      1995 to   Director, The China Business Group, Inc. since     37 Funds        None
P.O. Box 9095         or Trustee    present   1996 and Executive Vice President thereof from     57 Portfolios
Princeton,                                    1996 to 2003; Chairman of the Board, Berkshire
NJ 08543-9095                                 Holding Corporation since 1980; Partner, Squire,
Age: 62                                       Sanders & Dempsey from 1980 to 1993.


Kenneth A. Froot      Director      2005 to   Professor, Harvard University since 1992;          37 Funds        None
P.O. Box 9095         or Trustee    present   Professor, Massachusetts Institute of Technology   57 Portfolios
Princeton,                                    from 1986 to 1992.
NJ 08543-9095
Age: 49




ANNUAL REPORTS                                                 OCTOBER 31, 2006


Officers and Directors or Trustees (continued)
                                                                                                 Number of
                                                                                                 Funds and
                                                                                                 Portfolios in   Other Public
                                                                                                 Fund Complex    Directorships
                      Position(s)   Length of                                                    Overseen by     Held by
                      Held with     Time                                                         Director or     Director or
Name, Address & Age   Funds         Served    Principal Occupation(s) During Past 5 Years        Trustee         Trustee
Independent Directors or Trustees* (continued)


Joe Grills**          Director      2002 to   Member of the Committee of Investment of           37 Funds        Kimco Realty
P.O. Box 9095         or Trustee    present   Employee Benefit Assets of the Association of      57 Portfolios   Corporation
Princeton,                                    Financial Professionals ("CIEBA") since 1986;
NJ 08543-9095                                 Member of CIEBA's Executive Committee since
Age: 71                                       1988 and its Chairman from 1991 to 1992;
                                              Assistant Treasurer of International Business
                                              Machines Corporation ("IBM") and Chief
                                              Investment Officer of IBM Retirement Funds from
                                              1986 to 1993; Member of the Investment Advisory
                                              Committee of the State of New York Common
                                              Retirement Fund since 1989; Member of the
                                              Investment Advisory Committee of the Howard
                                              Hughes Medical Institute from 1997 to 2000;
                                              Director, Duke University Management Company
                                              from 1992 to 2004, Vice Chairman thereof from
                                              1998 to 2004, and Director Emeritus thereof since
                                              2004; Director, LaSalle Street Fund from 1995 to
                                              2001; Director, Kimco Realty Corporation since
                                              1997; Member of the Investment Advisory
                                              Committee of the Virginia Retirement System since
                                              1998, Vice Chairman thereof from 2002 to 2005,
                                              and Chairman thereof since 2005; Director,
                                              Montpelier Foundation since 1998 and its Vice
                                              Chairman since 2000; Member of the Investment
                                              Committee of the Woodberry Forest School since
                                              2000; Member of the Investment Committee of the
                                              National Trust for Historic Preservation since 2000.


Herbert I. London     Director      1992      Chairman of the Board of Directors of Vigilant     37 Funds        None
P.O. Box 9095         or Trustee    (MYC,     Research, Inc. since 2006; Member of the Board     57 Portfolios
Princeton,                          MCA,      of Directors for Grantham University since 2006;
NJ 08543-9095                       MYF,      Director of AIMS since 2006; Director of Reflex
Age: 67                             MYM &     Security since 2006; Director of InnoCentive, Inc.
                                    MYN) and  since 2006; Director of Cerego, LLC since 2005;
                                    1993      Professor Emeritus, New York University since 2005;
                                    (MZA) to  John M. Olin Professor of Humanities, New York
                                    present   University from 1993 to 2005; and Professor
                                              thereof from 1980 to 2005; President, Hudson
                                              Institute since 1997 and Trustee thereof since
                                              1980; Dean, Gallatin Division of New York
                                              University from 1976 to 1993; Distinguished Fellow,
                                              Herman Kahn Chair, Hudson Institute from 1984 to
                                              1985; Director, Damon Corp. from 1991 to 1995;
                                              Overseer, Center for Naval Analyses from 1983
                                              to 1993.



ANNUAL REPORTS                                                 OCTOBER 31, 2006


Officers and Directors or Trustees (continued)
                                                                                                 Number of
                                                                                                 Funds and
                                                                                                 Portfolios in   Other Public
                                                                                                 Fund Complex    Directorships
                       Position(s)  Length of                                                    Overseen by     Held by
                       Held with    Time                                                         Director or     Director or
Name, Address & Age    Funds        Served    Principal Occupation(s) During Past 5 Years        Trustee         Trustee
Independent Directors or Trustees* (concluded)


Roberta Cooper Ramo    Director     2000 to   Shareholder, Modrall, Sperling, Roehl, Harris &    37 Funds        None
P.O. Box 9095          or Trustee   present   Sisk, P.A. since 1993; President, American Bar     57 Portfolios
Princeton,                                    Association from 1995 to 1996 and Member of
NJ 08543-9095                                 the Board of Governors thereof from 1994 to 1997;
Age: 64                                       Shareholder, Poole, Kelly and Ramo, Attorneys at
                                              Law P.C. from 1977 to 1993; Director of ECMC
                                              Group (service provider to students, schools and
                                              lenders) since 2001; Director, United New Mexico
                                              Bank (now Wells Fargo) from 1983 to 1988;
                                              Director, First National Bank of New Mexico (now
                                              Wells Fargo) from 1975 to 1976; Vice President,
                                              American Law Institute since 2004.


Robert S. Salomon, Jr. Director     2002 to   Principal of STI Management (investment adviser)   37 Funds        None
P.O. Box 9095          or Trustee   present   from 1994 to 2005; Chairman and CEO of             57 Portfolios
Princeton,                                    Salomon Brothers Asset Management Inc. from
NJ 08543-9095                                 1992 to 1995; Chairman of Salomon Brothers
Age: 69                                       Equity Mutual Funds from 1992 to 1995; regular
                                              columnist with Forbes Magazine from 1992 to
                                              2002; Director of Stock Research and U.S. Equity
                                              Strategist at Salomon Brothers Inc. from 1975 to
                                              1991; Trustee, Commonfund from 1980 to 2001.


 * Directors or Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Chairman of the Board of Directors or Trustees and the Audit Committee.





                       Position(s)  Length of
                       Held with    Time
Name, Address & Age    Funds        Served    Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke        Vice         1993 to   Managing Director of BlackRock since 2006; Managing Director of MLIM and FAM
P.O. Box 9011          President    present   in 2006; First Vice President of MLIM and FAM from 1997 to 2005 and Treasurer
Princeton,             and          and       thereof from 1999 to 2006; Vice President of MLIM and FAM from 1990 to 1997.
NJ 08543-9011          Treasurer    1999 to
Age: 46                             present


John M. Loffredo       Senior       2002 to   Managing Director of BlackRock since 2006; Managing Director of MLIM from 2000
P.O. Box 9011          Vice         present   to 2006; Director (Municipal Tax-Exempt Fund Management) of MLIM from 1997
Princeton,             President              to 2000.
NJ 08543-9011
Age: 42


Timothy T. Browse      Vice         2004      Vice President of BlackRock since 2006; Vice President (Municipal Tax-Exempt Fund
P.O. Box 9011          President    (MYN) to  Management) of MLIM from 2004 to 2006; Vice President, portfolio manager and
Princeton,                          present   team leader of the Municipal Investments Team with Lord Abbett & Co. from 2000
NJ 08543-9011                                 to 2003; Vice President and portfolio manager in the municipal fund management
Age: 47                                       group of Eaton Vance Management, Inc. from 1992 to 2000.


Michael A. Kalinoski   Vice         1999      Vice President of BlackRock since 2006; Vice President (Municipal Tax-Exempt Fund
P.O. Box 9011          President    (MZA) to  Management) of MLIM from 1999 to 2006.
Princeton,                          present
NJ 08543-9011
Age: 36



ANNUAL REPORTS                                                 OCTOBER 31, 2006


Officers and Directors or Trustees (concluded)

                      Position(s)   Length of
                      Held with     Time
Name, Address & Age   Funds         Served    Principal Occupation(s) During Past 5 Years
Fund Officers* (concluded)


Walter C. O'Connor    Vice          1995      Managing Director of BlackRock since 2006; Managing Director (Municipal Tax-Exempt
P.O. Box 9011         President     (MYC)     Fund Management) of MLIM from 2003 to 2006; Director of MLM from 2000 to 2003;
Princeton,                          and 2002  Vice President of MLIM from 1993 to 2000.
NJ 08543-9011                       (MCA) to
Age: 45                             present


Robert D. Sneeden     Vice          1998      Vice President of BlackRock since 2006; Vice President (Municipal Tax-Exempt Fund
P.O. Box 9011         President     (MYF) to  Management) of MLIM from 1998 to 2006; Assistant Vice President of MLIM from
Princeton,                          present   1994 to 1998.
NJ 08543-9011
Age: 53


Fred K. Stuebe        Vice          1995      Director of BlackRock since 2006; Director (Municipal Tax-Exempt Fund Management)
P.O. Box 9011         President     (MYM) to  of MLIM from 2000 to 2006; Vice President of MLIM from 1994 to 2000.
Princeton,                          present
NJ 08543-9011
Age: 56


Jeffrey Hiller        Fund Chief    2004 to   Managing Director of BlackRock and Fund Chief Compliance Officer since 2006;
P.O. Box 9011         Compliance    present   Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President
Princeton,            Officer                 and Chief Compliance Officer of MLIM (Americas Region) from 2004 to 2006; Chief
NJ 08543-9011                                 Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at
Age: 55                                       Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
                                              Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                              Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance
                                              Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the Securities and Exchange Commission's Division of Enforcement in Washington, D.C. from 1990 to 1995.


Alice A. Pellegrino   Secretary     2004 to   Director of BlackRock since 2006; Director (Legal Advisory) of MLIM from 2002 to
P.O. Box 9011                       present   2006; Vice President of MLIM from 1999 to 2002; Attorney associated with MLIM
Princeton,                                    from 1997 to 2006; Secretary of MLIM, FAM, FAM Distributors, Inc. and Princeton
NJ 08543-9011                                 Services from 2004 to 2006.
Age: 46


 * Officers of the Funds serve at the pleasure of the Board of Directors or Trustees.


Custodians and Transfer Agents

BlackRock MuniYield Arizona Fund, Inc.
BlackRock MuniYield California Fund, Inc.
BlackRock MuniYield Florida Fund
BlackRock MuniYield Michigan Insured Fund II, Inc.
BlackRock MuniYield New York Insured Fund, Inc.

Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agents

Common Stock/Shares:
The Bank of New York
101 Barclay Street - 11 East
New York, NY 10286


Preferred Stock:
The Bank of New York
101 Barclay Street - 7 West
New York, NY 10286


BlackRock MuniYield California Insured Fund, Inc.

Custodian
State Street Bank and
Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agents

Common Stock:
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010

Preferred Stock/Shares:
The Bank of New York
101 Barclay Street - 7 West
New York, NY 10286



ANNUAL REPORTS                                                 OCTOBER 31, 2006


Investment Objectives


AMEX Symbol  BlackRock MuniYield Arizona Fund, Inc. seeks to provide
MZA shareholders with as high a level of current income exempt from federal and Arizona income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal and Arizona income taxes.


NYSE Symbol  BlackRock MuniYield California Fund, Inc. seeks to provide
MYC shareholders with as high a level of current income exempt from federal and California income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal and California income taxes.


NYSE Symbol  BlackRock MuniYield California Insured Fund, Inc. seeks to provide
MCA shareholders with as high a level of current income exempt from federal and California income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal and California income taxes.


NYSE Symbol  BlackRock MuniYield Florida Fund seeks to provide shareholders
MYF with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes and which enables shares of the Fund to be exempt from Florida intangible personal property taxes.


NYSE Symbol  BlackRock MuniYield Michigan Insured Fund II, Inc. seeks to
MYM provide shareholders with as high a level of current income exempt from federal and Michigan income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal and Michigan income taxes.


NYSE Symbol  BlackRock MuniYield New York Insured Fund, Inc. seeks to provide
MYN shareholders with as high a level of current income exempt from federal income tax and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and New York State and New York City personal income taxes.


             Address For All Funds
             P.O. Box 9011
             Princeton, NJ 08543-9011



ANNUAL REPORTS                                                 OCTOBER 31, 2006



Blackrock Privacy Principles


BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.



Availability of Quarterly Schedule of Investments


The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling1-800-SEC-0330.



Electronic Delivery


Electronic copies of most financial reports and prospectuses are available on the Funds' Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds' electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.


ANNUAL REPORTS                                                 OCTOBER 31, 2006


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and
           (ii) each audit committee financial expert is independent: (1) Joe Grills, (2) Robert S. Salomon, Jr., and (3) Stephen B. Swensrud (retired as of December 31, 2005).

Item 4 -   Principal Accountant Fees and Services

           (a) Audit Fees -     Fiscal Year Ending October 31, 2006 - $25,500
                                Fiscal Year Ending October 31, 2005 - $25,000

           (b) Audit-Related Fees -
                                Fiscal Year Ending October 31, 2006 - $3,500
                                Fiscal Year Ending October 31, 2005 - $19,900

           The nature of the services include professional services rendered in connection with the registration and issuance of new AMP series of the Fund, and compliance procedures associated with the Fund's AMPS.

           (c) Tax Fees -       Fiscal Year Ending October 31, 2006 - $6,000
                                Fiscal Year Ending October 31, 2005 - $5,700

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees - Fiscal Year Ending October 31, 2006 - $0
                                Fiscal Year Ending October 31, 2005 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2) 0%

           (f) Not Applicable

           (g) Fiscal Year Ending October 31, 2006 - $3,204,783
               Fiscal Year Ending October 31, 2005 - $6,277,749

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $1,739,500, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

           James H. Bodurtha
           Kenneth A. Froot
           Joe Grills
           Herbert I. London
           Roberta Cooper Ramo
           Robert S. Salomon, Jr.
           Stephen B. Swensrud (retired as of December 31, 2005)

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -
           Proxy Voting Policies and Procedures

           Each Fund's Board of Directors has delegated to the Manager authority to vote all proxies relating to the Fund's portfolio securities. The Manager has adopted policies and procedures (the "Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Manager's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Manager believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Manager considers the interests of its clients, including each Fund, and not the interests of the Manager, when voting proxies and that real (or perceived) material conflicts that may arise between the Manager's interest and those of the Manager's clients are properly addressed and resolved.

           In order to implement the Proxy Voting Procedures, the Manager has formed a Proxy Voting Committee (the "Committee"). The Committee, which is a subcommittee of the Manager's Equity Investment Policy Oversight Committee ("EIPOC"), is comprised of a senior member of the Manager's equity management group who is also a member of EIPOC, one or more other senior investment professionals appointed by EIPOC, portfolio managers and investment analysts appointed by EIPOC and any other personnel EIPOC deems appropriate. The Committee will also include two non-voting representatives from the Manager's Legal Department appointed by the Manager's General Counsel. The Committee's membership shall be limited to full-time employees of the Manager. No person with any investment banking, trading, retail brokerage or research responsibilities for the Manager's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee on the same basis as other interested knowledgeable parties not affiliated with the Manager might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Manager and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Manager and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

           The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Manager believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Manager on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Manager will generally seek to vote proxies over which the Manager exercises voting authority in a uniform manner for all the Manager's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

           To assist the Manager in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Manager by ISS include in-depth research, voting recommendations (although the Manager is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

           The Manager's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Manager generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Manager will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

           From time to time, the Manager may be required to vote proxies in respect of an issuer where an affiliate of the Manager (each, an "Affiliate"), or a money management or other client of the Manager, including investment companies for which the Manager provides investment advisory, administrative and/or other services (each, a "Client"), is involved. The Proxy Voting Procedures and the Manager's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Manager's clients.

           In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the Committee may pass the voting power to a subcommittee, appointed by EIPOC (with advice from the Secretary of the Committee), consisting solely of Committee members selected by EIPOC. EIPOC shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Manager's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Manager's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Manager's normal voting guidelines or, on matters where the Manager's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Manager on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Manager's fiduciary duties.

           In addition to the general principles outlined above, the Manager has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Manager may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

           The Manager has adopted specific voting guidelines with respect to the following proxy issues:

           * Proposals related to the composition of the board of directors of issuers other than investment companies. As a general matter, the Committee believes that a company's board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is, therefore, best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's number of other directorships, history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

           * Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

           * Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

           * Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

           * Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

           * Routine proposals related to requests regarding the formalities of corporate meetings.

           * Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's board of directors (rather than its shareholders) is best positioned to set fund policy and oversee management. However, the Committee opposes granting boards of directors authority over certain matters, such as changes to a fund's investment objective, which the Investment Company Act envisions will be approved directly by shareholders.

           * Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

           Information about how a Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12 month period ended October 31 is available without charge (1) at www.blackrock.com and (2) on the Commission's web site at http://www.sec.gov.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of October 31, 2006.

           (a)(1) BlackRock MuniYield Arizona Fund, Inc. is managed by a team of investment professionals comprised of Michael A. Kalinoski, Director at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Walter O'Connor, Managing Director at BlackRock. Each is a member of BlackRock's municipal tax-exempt management group. Mr. Jaeckel and Mr. O'Connor are responsible for setting the Fund's overall investment strategy and overseeing the management of the Fund. Mr. Kalinoski is the Fund's lead portfolio manager and is responsible for the day-to-day management of the Fund's portfolio and the selection of its investments. Messrs. Jaeckel and O'Connor have been members of the Fund's management team since 2006 and Mr. Kalinoski has been the Fund's portfolio manager since 1999.

           Mr. Jaeckel joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of Merrill Lynch Investment Managers, L.P. ("MLIM") from 2005 to 2006 and a Director of MLIM from 1997 to 2005. He has been a portfolio manager with BlackRock or MLIM since 1991.

           Mr. O'Connor joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of MLIM from 2003 to 2006 and was a Director of MLIM from 1997 to 2002. He has been a portfolio manager with BlackRock or MLIM since 1991.

           Mr. Kalinoski joined BlackRock in 2006. Prior to joining BlackRock, he was Director (Municipal Tax-Exempt Fund Management) of MLIM since 2006 and a Vice President from 1999 to 2006. He has been a portfolio manager of BlackRock or MLIM since 1999.

           (a)(2) As of October 31, 2006:

                                                                         (iii) Number of Other Accounts and
                  (ii) Number of Other Accounts Managed                   Assets for Which Advisory Fee is
                        and Assets by Account Type                               Performance-Based

                           Other                                             Other
   (i) Name of           Registered       Other Pooled                     Registered      Other Pooled
   Portfolio             Investment        Investment         Other        Investment       Investment           Other
   Manager               Companies          Vehicles         Accounts      Companies         Vehicles           Accounts
   Michael A.
   Kalinoski                        7              0                 0             0                 0                 0
                     $  2,805,708,168        $     0           $     0       $     0           $     0           $     0

   Theodore R.
   Jaeckel, Jr.                    82              0                 0             0                 0                 0
                     $ 30,409,674,257        $     0           $     0       $     0           $     0           $     0

   Walter
   O'Connor                        82              0                 0             0                 0                 0
                     $ 30,409,674,257        $     0           $     0       $     0           $     0           $     0

           (iv) Potential Material Conflicts of Interest


           BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In this connection, it should be noted that certain portfolio managers currently manage certain accounts that are subject to performance fees. In addition, certain portfolio managers assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

           As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

           (a)(3) As of October 31, 2006:

    Portfolio Manager Compensation
    The portfolio manager compensation program of BlackRock and its affiliates, including the Investment Adviser, is critical to BlackRock's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

    Compensation Program
    The elements of total compensation for certain BlackRock and its affiliates portfolio managers are a fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. BlackRock has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate--both up and down--with the relative investment performance of the portfolios that they manage.

    Base Salary
    Under the BlackRock approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

    Performance-Based Compensation
    BlackRock believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, certain BlackRock and its affiliates portfolio manager incentive compensation is based on a formulaic compensation program.

    BlackRock's formulaic portfolio manager compensation program includes: investment performance relative to a subset of general closed-end, single-state, municipal debt funds over 1-, 3- and 5-year performance periods and a measure of operational efficiency. Portfolio managers are compensated based on the pre-tax performance of the products they manage. If a portfolio manager's tenure is less than 5-years, performance periods will reflect time in position. Portfolio managers are compensated based on the products they manage. A discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. All factors are considered collectively by BlackRock management.

    Cash Bonus
    Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

    Stock Bonus
    A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of BlackRock stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods.

    The ultimate value of stock bonuses is dependent on future BlackRock stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of BlackRock shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the Company's performance. Portfolio managers therefore have a direct incentive to protect BlackRock's reputation for integrity.

    Other Compensation Programs
    Portfolio managers who meet relative investment performance and financial management objectives during a performance year are eligible to participate in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of certain BlackRock mutual funds (including their own funds) during a five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of BlackRock products and promotes continuity of successful portfolio management teams.

    Other Benefits
    Portfolio managers are also eligible to participate in broad-based plans offered generally to BlackRock employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

           (a)(4) Beneficial Ownership of Securities. As of October 31, 2006, neither of Messrs. Jaeckel, Kalinoski and O'Connor beneficially owns any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The Registrant's principal executive and principal financial officers have evaluated the Registrant's disclosure controls and procedures, including internal control over financial reporting, within 90 days of this filing. Such principal officers have concluded that the Registrant's disclosure controls and procedures were effective in design and operation to reasonably ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported within the required time periods, and were sufficient to form the basis of the certifications required by Rule 30a-(2) of the Investment Company Act of 1940, as amended. Prior to reaching that conclusion, such principal officers had become aware of matters relating to the Registrant's participation in certain inverse floater structures that necessitated adjustments to financial information included in
           Item 1 of this filing. As a result, management of the Registrant has reevaluated certain disclosure controls and procedures determined not to be effective, as discussed more fully below.

           Management of the Registrant is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. The Registrant's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles. Such internal control includes policies and procedures that provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a registrant's assets that could have a material effect on the financial statements.

           Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

           A control deficiency exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A significant deficiency is a control deficiency, or combination of control deficiencies, that adversely affects the Registrant's ability to initiate, authorize, record, process or report financial data reliably in accordance with generally accepted accounting principles such that there is more than a remote likelihood that a misstatement of the Registrant's annual or interim financial statements that is more than inconsequential will not be prevented or detected. A material weakness is a significant deficiency, or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected.

           Prior to the filing of this Form N-CSR, the Registrant identified the following control deficiency, that was determined to be a material weakness, as defined above, in the Registrant's internal control over financial reporting. The Registrant's controls related to the review and analysis of relevant terms and conditions of transfers of certain assets pertaining to inverse floater structures were not operating effectively to appropriately determine whether the transfers of assets qualified for sale accounting under the provisions of Statement of Financial Accounting Standards No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS 140"). Accordingly, the Registrant's financial statements as of and for the period ended October 31, 2006, including prior periods where applicable, were adjusted prior to being issued to appropriately reflect transfers of such securities as secured borrowings and to report the related income and expense. These adjustments had no impact on net assets, net asset value per share or total return.

           Management of the Registrant believes that subsequent to the adjustments, the Registrant's accounting treatment of such transfers is appropriate under SFAS 140. Additionally, management of the Registrant is taking such further actions as are necessary to enhance its internal control over financial reporting, and in doing so, increase the effectiveness of such controls, so that such transfers of assets are reviewed and evaluated appropriately under the provisions of SFAS 140.

11(b) - There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second half of the Registrant's fiscal year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting. However, as discussed above, subsequent to October 31, 2006, the Registrant is further enhancing controls related to the application of SFAS 140.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


BlackRock MuniYield Arizona Fund, Inc.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock MuniYield Arizona Fund, Inc.


Date: January 18, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock MuniYield Arizona Fund, Inc.


Date: January 18, 2007


By:    /s/ Donald C. Burke
       -------------------
       Donald C. Burke,
       Chief Financial Officer of
       BlackRock MuniYield Arizona Fund, Inc.


Date: January 18, 2007